MFS(R)/Sun Life Series Trust [ARROW GRAPHIC]

ANNUAL REPORT o December 31, 2000

Capital Opportunities Series
Equity Income Series
International Growth Series
Massachusetts Investors Growth Stock Series
New Discovery Series
Research Growth and Income Series
Research International Series
Strategic Growth Series
Technology Series

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MFS Original Research(R)

Research has been central to investment management at MFS since 1932, when we created one of the first in-house research departments in the mutual fund industry. Original Research(SM) at MFS is more than just crunching numbers and creating economic models: it's getting to know each security and each company personally.

                                   [MFS LOGO]

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        NOT FDIC INSURED         MAY LOSE VALUE         NO BANK GUARANTEE
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Letter from the President

Dear Contract Owners,

If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in the research process behind MFS' portfolios. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for contract owners -- makes MFS unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

Philosophy

In over 75 years of managing mutual funds, MFS has developed a number of beliefs about the best ways to invest over a variety of market conditions. The first is a belief in bottom-up research, which means using a company-by-company, one-security-at-a-time approach to building a portfolio. MFS research analysts and portfolio managers seek out the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

A second fundamental belief is that, over the long term, stock prices follow earnings. In MFS' view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. A major element of Original Research(SM) is trying to do the best possible job of projecting a company's future earnings and determining how much the market will pay for those earnings.

A third MFS belief is that there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of MFS' investment style. Some of the stocks with which MFS has been most successful are those in which the firm's portfolios have taken large positions before the market discovered or believed in them. Similarly, some of MFS' best fixed-income investments have been early positions in companies or governments that its research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that MFS believes still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If MFS believes the business remains fundamentally strong, it may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, that MFS tries to be better than its peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means MFS strives to know a company and its industry well enough to distinguish truth from hype.

Process

MFS acquires information firsthand, by researching thousands of companies to determine which firms may make good investments. Analysis of an individual company may include

o     face-to-face contact with senior management as well as frontline workers

o     analysis of the company's financial statements and balance sheets

o     contact with the company's current and potential customers

o     contact with the company's competitors

o     forecasts of the company's future market share, cash flow, and earnings

MFS analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of their investment team. This ensures that the firm's best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each MFS portfolio manager -- and thus each of our contract owners -- to potentially benefit from any relevant item of Original Research.

John Ballen, MFS' President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

People

MFS' team of research analysts and portfolio managers traces its roots back to 1932, when the firm created one of the first in-house research departments in the industry. Today, we believe MFS has an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Company culture was a key factor in MFS' recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, the firm's people have tended to stick around -- the average MFS tenure of portfolio managers is 12 years, with 15 years in the investment industry. Contributing to this continuity is a policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of the people who are now managing portfolios or managing the company itself have been working together for well over a decade, MFS has a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

MFS also has scale. Its research analyst team is over 55 members strong and growing. Each analyst is an in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of MFS' four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in MFS' analysts making buy and sell recommendations on a wide range of potential investments for all MFS portfolios. In the end, the goal of Original Research is to try to give MFS portfolio managers an advantage over their peers -- to enable the firm's managers to deliver competitive performance, by finding opportunities before they are generally recognized by the


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Letter from the President -- continued

market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in Sun Life and in MFS, and we welcome any questions or comments you may have.

Respectfully,


/s/ C. James Prieur

C. James Prieur
President of the MFS(R)/Sun Life Series Trust

January 16, 2001

Investments in variable annuities will fluctuate and may be worth more or less upon redemption. Past performance is no guarantee of future results.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

Management Review and Outlook

Capital Opportunities Series

For the 12 months ended December 31, 2000, the series provided a total return of -4.88%. This return includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, and compares to a return of -9.11% over the same period for the series' benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is an unmanaged, but commonly used measure of common stock total return performance. During the same period, the average multi-cap core portfolio tracked by Lipper Inc., an independent firm that reports portfolio performance, returned -2.96%.

The past year has seen an extreme amount of market volatility. The market began to take off in October of 1999 -- a run that lasted until the following March. Leading the charge were stocks with high earnings growth prospects, especially technology names. These stocks were priced to perfection, meaning that the slightest disappointment could trigger a selloff. That's eventually what happened in March when investors worried that slower economic growth might weaken corporate earnings. From March to May, stock prices fell off sharply, as investors abandoned high-growth sectors for more defensive ones, such as utilities. Over the summer, the market, for the most part, leveled off. But the stocks of telecommunications operators began to weaken as competition increased and long-distance voice revenues slowed. In the fall, equipment and networking stocks sank amid concerns that the operators would be forced to cut back on capital spending. Cellular stocks also plunged as earnings growth began to decelerate. The telecommunications rout, along with signs that the economic slowdown was more dramatic than expected, kept stocks headed down throughout the fall.

For most of the period, our technology stake was roughly equal to that of the market, which is typical for the series. What helped us avoid some of the pitfalls of this volatile environment was our careful stock selection. Our strategy is to buy stocks with strong earnings growth selling at reasonable prices. When we feel they're fully valued, we sell our stake. This discipline helped minimize our downside risk during the correction in technology stocks. We also had above-average stakes in sectors that did well this past year, including energy, insurance, and utilities. Finally, strong stock picking in more-defensive sectors like pharmaceuticals and industrial services helped. Unfortunately, our higher-than-average stake in telecommunications -- and our focus within that sector on newer entrants -- hindered overall performance.

Among the positive contributors to the series' performance were the more defensive names -- companies with predictable earnings that were not closely tied to economic growth. We bought Bristol-Myers Squibb when pharmaceutical stocks were down due to concerns about possible changes in Medicare reimbursement policies. The company also had some major drugs that were losing their patent exclusivity protection. The stock has since benefited from the general rotation into defensive names, as well as a delay in the release of generic versions of the drugs coming off patent protection. Other strong performers included the Federal Home Loan Mortgage Corporation (Freddie Mac), which recently received a clean bill of health after being investigated by a Congressional subcommittee; United Technologies, which benefited from the strong aerospace cycle; and AES, an independent power producer and natural gas supplier that did well as natural gas prices rose and electricity continued to be in short supply. Another large investment was Tyco International, a conglomerate whose stock price recovered following an investigation of its accounting practices.

Our biggest disappointments definitely came in the technology and telecommunications sectors. Stocks like Nortel Networks, a leading telecom equipment supplier, got hammered when investors realized there might be a slowdown in equipment spending by telecommunications carriers. In addition, the company announced in the third quarter that optical revenues were slightly below expectations, undermining investor confidence. In the wireless area, slowing demand for handsets hurt revenue growth and profit margins, causing Motorola's stock price to fall. We sold most or all of our stakes in both these stocks. Another disappointment was Samsung Electronics, whose stock price dropped as semiconductor demand softened. Fortunately, we sold a lot of our shares before the stock price headed south. In the telecommunications area, Sprint PCS struggled as new subscriber growth rates slowed, lowering earnings expectations. And XO Communications, formerly Nextlink Communications, suffered just because it was in an out-of-favor sector. However, we believe XO is one of the strongest new entrants out there, so we used the opportunity to boost our stake.

In addition to boosting our stake in XO, we also tried to take advantage of the general market weakness by buying the stocks of strong companies that were selling at relatively cheap prices. Among the names to which we added was Vodafone, the top wireless company in Europe. We also increased our stake in Microsoft, which stands to benefit as more companies start adopting Windows 2000, and Cisco Systems, a leader in high-speed Internet networking systems. These are companies that were hurt by the downturns in technology and telecom, but retained strong positions in high-growth industries. We also bought Calpine, an independent power producer, whose stock price tumbled when investors decided the whole sector was getting too pricey. We believed Calpine's stock would rebound as power shortages persisted, and it has. We have also been building our stakes in health care, retailing, and financial services, choosing stocks whose earnings looked predictable even in a slower growth environment. In health care, we bought drug companies like Pharmacia and Pfizer; in retailing, the drugstore CVS and the grocery chain Safeway; and in financial services,


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Management Review and Outlook -- continued

insurers like St. Paul. Many of these names helped the series during the stormy second half.

Looking forward, we expect there could be more tough sledding ahead, especially in the technology and telecommunications sectors. We've retained high stakes, however, in both of these sectors because we think they offer great long-term growth prospects. According to our research, in 2000, technology stocks on average generated a solid increase in earnings. Over the same period, tech stock prices were down quite a bit. Given that stock prices usually follow earnings, we expect a recovery. In telecom, the growth of the Internet, deregulation, consolidation, and innovation are all fueling long-term growth. Our strategy is to stick with what we feel is the "A-team", the players with experienced management and solid business plans, because we expect they will be among the first to come back once these sectors move back into favor. But we've also balanced the portfolio with more defensive names that should continue to do well even if the economy slows. We believe this balanced structure, along with careful stock selection, could help the series weather whatever market conditions are ahead.

Equity Income Series

For the 12 months ended December 31, 2000, the series provided a total return of 30.25%. This return includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, and compares to a return of -9.11% over the same period for the series' benchmark, the S&P 500. During the same period, the average equity income portfolio tracked by Lipper Inc. returned 6.77%.

The key factor to strong performance in 2000 was not allowing ourselves to get distracted in 1999. During a period when almost every investor shunned value stocks, senior management at MFS(R) was very supportive of our conservative approach to equity investing. As a result, we were able to confidently remain focused on our disciplined approach to value investing, and methodically sift through the large universe of stocks that we believed were extremely undervalued growth opportunities. The types of stocks our research led us to were commercial property and casualty insurance stocks, and electric and gas utilities, as opposed to the telephone utilities, which did very well in 1999. Due to our consistent focus on value, no matter what the market environment, and our actively managed investment approach based on Original Research(SM), we felt we were well positioned to benefit from a rapidly changing market.

We're still very committed to our commercial property and casualty insurance holdings despite the significant price appreciation we've benefited from during the past year. However, we have started to selectively take some profits and shift this money into the personal property and casualty area, which we believe appears more attractively valued than the commercial sector and poised for stronger earnings growth. In the utilities and communications sector we've rotated some of the electric and gas utilities that produced very strong results in 2000 into some of the regional bell operating companies (RBOCs), such as Verizon and SBC Communications. Following the dramatic selloff the telecommunications sector experienced in 2000, we believe some of these companies now represent excellent values with favorable growth outlooks.

We try to identify these companies by focusing on stocks that are trading at a discount to our estimate of intrinsic value, which is the price cash buyers would pay if they were buying the entire company. Second, we look for value that grows over time, and we focus on income-producing equity securities. In other words, we're looking for companies whose stock value plus dividend yield have a strong potential to produce double-digit returns. Finally, we look for strong management teams, whose interests are economically aligned with shareholders, in other words, managers who own company stock and options.

In addition to the above criteria, we tend to focus on five themes that we believe can be strong catalysts for better performance. The themes include companies that are poised to benefit from restructuring, a cyclical recovery in business, deregulation, consolidation, or emerging leaders whose promising products and services we believe have gone unnoticed by the market. Some notable holdings that we believe met these criteria and produced strong results during the period included St. Paul Companies in the commercial property-liability and life insurance industry, Deere & Co. in the agricultural equipment manufacturing sector, and Boeing in the aerospace sector.

Looking ahead into 2001, we're still cautious about the overall market but optimistic about the prospects for value stocks. It appears the economy has remained healthy, yet we're seeing increasing signs that economic growth is moderating. We believe this environment has increased the chances that the Federal Reserve Board may move to cut interest rates in the early part of 2001. While this is potentially good news for the overall market, the tremendous volatility we experienced has caused investors to look more closely at companies with lower-risk earnings growth and reasonable valuations. We believe this environment is likely to persist in the near term, which could bode well for a portfolio such as this.

International Growth Series

For the 12 months ended December 31, 2000, the series provided a total return of -7.80%. This return includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, and compares to returns over the same period of -13.96% and -14.72%, respectively, for the series' benchmarks, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) index, and the Lipper International Portfolios Index (the Lipper Index). The MSCIEAFE index is an unmanaged, market-capitalization-weighted total return index which is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world. The Lipper indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective classification, adjusted for the reinvestment of capital gain distributions and income dividends.

Although the series outperformed both of its benchmarks, returns were still negative for the period. The major factor that hurt performance was a global market correction that began in the technology sector in March and continued throughout the period, dragging down the overall market. In a very challenging environment, we believe the series' strategy of diversification across market sectors, combined with strong individual stock selection, was the major factor that led us to deliver relative outperformance.

In the period preceding the correction, our holdings in technology and telecommunications stocks allowed the series to benefit from a powerful rally in those areas. Even during the rally, however, we were wary of stocks that our research indicated were selling at overly high valuations, or stock prices in relation to projected earnings. We believe this helped us suffer somewhat less pain when the market began to correct in March. Since last spring,


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Management Review and Outlook -- continued

the strongest sectors have been areas outside of technology characterized by slower growth but steadier earnings, and our recent performance has been driven largely by our holdings in insurance, health care, and energy companies.

What happened in the insurance, health care, and energy areas prior to the correction was that valuations had gone down -- not necessarily because these companies were having fundamental problems but because investors became enamored with technology firms that were seen as having more exciting growth prospects. Our research identified this environment as an opportunity to build positions in several of these less glamorous companies at attractive prices.

In the insurance area, we believed that property and casualty insurers were poised for a cyclical upturn due to price increases after a couple of very difficult years and that life insurers were going to benefit from premium increases and strong sales of annuity products. When the market rotated away from technology, our holdings appreciated in companies such as QBE Insurance.

In the health care area, we noticed about a year ago that companies that had solid fundamental growth and that historically had traded at valuations 20% to 30% higher than the market average were trading at discounts to the market. Our research indicated that some of these companies would continue to grow earnings steadily -- not at the torrid pace expected of technology companies but perhaps more reliably. We used the opportunity to build positions in companies such as Sanofi-Synthelabo, a global pharmaceutical firm headquartered in Paris. This firm and several other health care holdings delivered solid performance as investors fled the technology sector in search of relatively safer havens.

In 1999, when energy stocks were out of favor due to low oil and gas prices, MFS(R) analysts identified several exploration and production companies as undervalued opportunities. We were already building our positions in these firms when oil and gas prices started to rally about a year ago, and holdings such as Anderson Exploration in Canada have been strong performers through the end of the period. Recently, however, we have been reducing our positions in some exploration and production companies as their stocks have reached what we consider to be full valuations.

For a better understanding of how we use our MFS Original Research(R) process to uncover new opportunities, it may help to look at a specific example in the portfolio, such as ProSieben, a German television broadcaster. The German television market had been lagging that of other European countries in terms of advertising growth, a major driver of TV station profits. For that reason, the stock of ProSieben was depressed. But our European media analyst believed that two things were about to happen. First, we expected consolidation in German broadcasting that would give ProSieben more power to raise advertising rates. Second, we felt advertising growth in Germany was about to accelerate as it had in much of the rest of Europe. Our outlook led us to accumulate a large position in ProSieben when our research indicated it had one of the lowest valuations of any European broadcaster. Subsequently, we witnessed the beginning of the industry consolidation that we expected, and the stock price rose significantly in 2000.

Looking ahead, we see health care continuing to have solid long-term growth prospects, with projected earnings growth in the mid-teens for our holdings in the sector. Although valuations for these companies have risen as the market has recognized their potential, we're still comfortable with our positions. If these stocks were to rise to levels we considered overvalued, however, we would decrease our holdings. Insurance is another area that we think continues to offer growth potential, for the reasons stated earlier.

In financial services, we believe one attractive area is banking firms that are heavily involved in the ongoing Asian economic recovery. We've increased our positions in HSBC Holdings, a global banking franchise that does a large part of its business in Hong Kong and other parts of Asia; Standard Chartered, a U.K.-headquartered emerging market bank with most of its business in Asia; and Oversea-Chinese Bank and Overseas Union Bank, both headquartered in Singapore.

Finally, we should note that despite the correction in technology, we're still bullish on several areas of the sector. In fact, the correction offered us what we felt were bargain prices on firms that our research indicated were still fundamentally strong companies with great long-term prospects. We added to our positions in companies we view as industry leaders, such as French telecommunications equipment supplier Alcatel. And although performance of telecommunications stocks was poor in the second half of the period, we're still quite confident in the long-term growth prospects of cellular operators Vodafone and NTT DoCoMo.

Summing up, we believe that the coming year may be a good time to be invested internationally, for several reasons. First, the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, increased productivity -- appear to be spreading around the world. Second, we have found significant valuation opportunities in Europe and Asia, where stocks of strong companies have often sold for lower valuations than what we feel are equally good companies in the United States. And finally, although indications have been that corporate earnings growth in the United States may be slowing, we have seen increasing growth in other regions of the world. Our projections of European growth have increased over those of last year; Japan has moved from negative to positive growth; and in the rest of Asia, recovery from the financial crisis of 1998 appears to have accelerated.

Massachusetts Investors Growth Stock Series

For the 12 months ended December 31, 2000, the series provided a total return of -6.09%. This return includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, and compares to a return of -9.11% over the same period for the series' benchmark, the S&P 500. During the same period, the average large-cap growth portfolio tracked by Lipper Inc. returned -16.25%.

Stocks were extremely volatile during the final few months of the period. Overall market performance was greatly influenced by the technology sector, which posted explosive gains during the first quarter of the year, and later plummeted during a fourth quarter rout. Investors lost their appetite for growth at any price, shifting their attention to less expensive, more defensive growth pockets of the market. As a result, sectors such as energy, business services, and transportation fared best during this time frame.

Despite the volatile market conditions, we continued to pursue a fundamental, research-driven, bottom-up, valuation-sensitive approach to stock picking. This reflects our belief that earnings and cash flow growth drive stock prices over the long term.


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Management Review and Outlook -- continued

Therefore, we try to use periods of market instability to buy stocks that are undervalued relative to their long-term prospects, and to sell them as they approach full valuation. Our valuation discipline drove us to make some significant tactical moves during the course of a volatile year for stocks.

As stated previously, in late 1999 and early 2000, the technology sector saw astronomical gains. During that timeframe, the series was positioned to take advantage of technology stocks that met our valuation and business fundamentals parameters. However, as the Federal Reserve Board (the Fed) continued to ratchet up short-term interest rates in order to slow growth and head off inflation, we became concerned about the implications of weaker growth in corporate profits and slowing capital spending, particularly for technology stocks. Accordingly, we cut back the series' technology exposure and redeployed the proceeds into investments in relatively defensive areas where we felt earnings growth would be less economically sensitive.

That decision proved to be a good one, as a slew of earnings disappointments battered technology stocks and left investors seeking out steadier, albeit less explosive, earnings growth stories.

Financial services was one sector that bounced back well when the Fed shifted gears midyear and stopped raising interest rates. Looking more closely within the sector, an improved pricing environment helped propel the performance of commercial lines insurers, such as American International Group (AIG). We also took advantage of a political controversy that temporarily depressed the share price of the Federal Home Loan Mortgage Corporation (Freddie Mac), which our research indicated was a high quality, stable growth financial services company.

In our opinion, pharmaceutical firms such as American Home Products and Pfizer also offered solid growth prospects despite a weakening economic environment. These stocks had become particularly attractive, having been beaten down during the earlier technology run-up. While the retail sector generally reeled from reduced consumer spending, defensive characteristics and positive comparable store sales helped certain food and drug retailers, such as Safeway, Kroger, and CVS.

Finally, business services firms continued to profit from the move by many companies to outsource some basic functions in order to lower costs and keenly focus on core competencies. In an uncertain market environment, investors believed that these companies' businesses should remain steady and could even grow if the economy weakens.

On the negative side, the most disappointing sector for the series -- and among the weakest pockets of the market -- was telecommunications. Companies like Sprint PCS, Vodafone, and Metromedia Fiber suffered as the sector fell out of favor. Even though these companies delivered growth, it wasn't sufficient to offset extremely negative sentiment in this area of the market.

As for the technology sector, we believe that it could offer significant long-term investment opportunities, and that demand could continue to grow for technology products and services. Our job at this point is to try to decipher which tech companies will thrive, while building positions among our top choices and shunning those that we feel may disappoint, or whose valuations appear extended. We've been avoiding semiconductor and electronics stocks because they have been suffering from weaker cyclical demand. At the same time, we've stuck by some of our software company investments.

Looking ahead, it is always difficult, if not impossible, to predict the future of the economy and the markets. Therefore, we don't intend to predicate our investment approach on any great macroeconomic vision. Rather, we will continue to stick to our fundamental approach. The key at this juncture is to sift through the near-term noise in order to focus on longer-term fundamentals. During this difficult market, we've maintained our investment discipline and have aimed to discover attractive companies selling at reasonable prices. In the kind of market environment we saw at the end of 2000, we think the best way to win is often by not losing. We believe that investing in companies that offer the brightest growth prospects at a reasonable valuation is the key to long-term investment success. We'll continue to take advantage of our fundamental research to try to create a diversified portfolio that we believe offers strong opportunity for growth.

New Discovery Series

For the 12 months ended December 31, 2000, the series provided a total return of 0.34%. This return includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, and compares to a return of -3.02% over the same period for the series' benchmark, the Russell 2000 Index (the Russell 2000). The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New YorkStock Exchange, the American StockExchange, and NASDAQ. During the same period, the average small-cap growth portfolio tracked by Lipper Inc. returned -5.06%.

We witnessed tremendous market volatility in 2000, beginning in March and continuing through the end of the year. The market's nervousness, we believe, stemmed from a combination of factors. Concern grew about the pace of economic growth, with some economic data indicating a pronounced slowing in the second half of the period. Investors were especially concerned about potential effects of a slowing economy on the highest growth sectors of the market, mainly technology. Because these sectors had relatively high valuations (stock prices in relation to projected earnings), they were viewed as the most vulnerable.

Moreover, our research indicated that inventory buildup by customers had lowered demand in several areas within technology, including semiconductors. To a large extent, this buildup appeared to us to be a derivative effect of slowing growth in the telecommunications sector, where cutthroat competition and limited access to capital had stifled capital spending.

The good news is that we believe our research anticipated many of these risks. This allowed us to materially reduce our holdings in semiconductor and semiconductor capital equipment firms, for example, and use the proceeds to build our holdings in the healthcare and energy sectors. In health care, two of our best performers were IMPATH, a services company that focuses on clinical information about cancer, and Caremark Rx, which manages drug benefits for HMOs and employers, addressing an urgent need to contain prescription drug inflation.

In the energy sector, we built positions in a variety of natural gas and offshore oil drilling companies in late 1999 and early 2000, when these companies were out of favor due to low energy prices. As energy prices exploded in the first half of 2000, companies such as Noble Drilling and Trico Marine Services performed well for the portfolio.

Performance was also helped by our positions in a number of technology companies that were acquired by larger firms -- at a


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Management Review and Outlook -- continued

significant premium to our purchase price. One example of this would be integrated circuit manufacturer MMC Networks, which was purchased by Applied Micro Circuits.

Looking ahead, we anticipate that 2001 may be a difficult year for the overall market, at least for the first half. Disappointing earnings reports for the quarter just ended and for the first quarter of the new year may, in our view, make it hard for stocks to rally.

Given this potentially difficult environment, we positioned the portfolio in stocks that our research indicated were trading at reasonable valuations and were well situated to meet long-term earnings expectations. We think some of the major areas of opportunity will continue to be in health care and energy, as well as in business services. Valuations of many health care companies have been severely depressed in recent years, due to decreasing reimbursement payments by Medicare. Lately the reimbursement picture has improved, and we see health care as a sector with great growth potential, predicated largely upon the aging of our population and the introduction of new technologies. The sector has also benefited from being viewed as a relatively safe haven for much of the money investors have taken out of technology.

Although energy stocks were beaten down a bit in the fourth quarter as crude oil prices eased from unsustainably high levels, we see the sector as another appealing area over the next several years. Our research indicates that the offshore drillers and services companies in our portfolio may still be able to deliver healthy earnings growth even if oil and gas prices fall appreciably from current levels.

Finally, we have found several opportunities in the business services area. This is an eclectic group of companies that share a common theme of utilizing technology to provide services to businesses. Examples in the portfolio include BISYS Group, which processes transactions for financial institutions; Concord EFS, which processes debit and credit card purchases for retailers; and SmartForce, which provides Internet-based training and certification for information and technology professionals. This sector has suffered of late in sympathy with technology, but we feel these companies have some long-term advantages in the current environment. Although they benefit from many developments in the technology field, they have tended not to have the product risk of typical hardware or software companies, and their earnings have tended to be more predictable, because they have long-term contracts with most of their clients.

We also have continued to see opportunity for selective investments in the technology sector, in companies that have offered ways for clients to increase productivity. In a slowing economy that puts pressure on corporate profit margins, we believe the need for these companies' products and services will only become more urgent.

Research Growth and Income Series

For the 12 months ended December 31, 2000, the series provided a total return of 3.09%. This return includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, and compares to a return of -9.11% over the same period for the series' benchmark, the S&P 500. During the same period, the average large-cap value portfolio tracked by Lipper Inc. returned 1.32%.

Our investment decision-making process is concentrated around our large committee of equity analysts dedicated to this portfolio. As a result, there is a great deal of information sharing, starting with our in-depth balance sheet and earnings analysis. Our team approach also allows us the opportunity to have frequent face-to-face contact with senior management and frontline workers at the companies we research or hold in the portfolio. Our investment strategies are greatly influenced by our bottom-up approach that's based on intensive, fundamental research, and results in us incorporating the best ideas of our analysts into the portfolio. As far as our style goes, we tend to focus on what we believe are reasonably priced companies with reliable earnings growth, strong market positions, innovative products, and management teams that have adapted their business models to a constantly changing economic landscape.

While the portfolio wasn't immune to the volatility and weakness in the market, our commitment to MFS Original Research(R) resulted in strong stock selection across a well-diversified range of sectors and industries, which helped us produce positive results in a down market. Rather than owning the technology and telecommunications stocks that were favorites of momentum investors in 1999 and early 2000, we concentrated on finding companies with meaningful franchises and legitimate business models that we felt could be sustained over the long run. By doing so, our performance benefited when momentum technology stocks fared poorly in 2000. Notable holdings that exemplify our approach included American Home Products in the health care sector, CVS in the retail sector, and Safeway in the grocery store group.

We significantly increased the series' exposure to financial services stocks during the period because we believed these companies were in the process of enjoying good competitive positions, strong fundamentals, and attractive valuations, or were poised to benefit from a combination of these positive trends. Most of our holdings in this sector provided favorable results for the series. When the market focused intensely on technology and telecommunications, the stock prices of many financial services companies languished. So, we were able to add to our positions in the insurance sector, specifically commercial property and casualty insurers and banks with robust transaction-fee revenues. Early in 2000, we felt that many of these companies' stock prices had fallen below their intrinsic values, and we saw signs that they had more ability to grow their market share or increase their premiums. Significant holdings in the financial services sector include Citigroup, PNC Financial, Nationwide Financial Services, American International Group, and Gallagher (Arthur J.) & Co.

In spite of the weakness in the technology sector and concerns about earnings, we have found and maintained what we believe are attractive investment opportunities across a number of high-tech industries such as computer and telecommunications networking, electronics, fiber optics, and computer systems companies. We've also continued to hold significant positions in energy, health care, and industrial goods and services stocks, which have produced positive results for the portfolio in a difficult market environment.

We believe the past several months highlight the value of staying diversified among a broad array of stocks and sectors. We'll continue to adhere to our diversified stance while looking for stocks that we believe offer strong and sustainable growth rates, improving fundamentals, and attractive valuations. Although past performance is no guarantee of future results, historically, this approach has benefited the portfolio's performance in both stable and volatile market environments.

Research International Series

For the 12 months ended December 31, 2000, the series provided a total return of -7.95%. This return includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, and compares to a return of -13.96% over the same period for the series' benchmark, the MSCIEAFE Index. During the same period, the average international portfolio tracked by Lipper Inc. returned -15.57%.

This past year was a tough reminder that international investing can involve greater risk than domestic investing. However, we also believe that if you don't invest internationally, you risk not having exposure to some of the great businesses outside our borders. For example, by investing only in the United States for the last three to five years, an investor would have missed much of the tremendous growth in cellular telecommunications, which is much more advanced in Europe than it is here. In addition, while the S&P 500 has outperformed the MSCI EAFE Index during seven of the past 10 years, history has shown that it's a mistake to conclude that the U.S. stock market will stay ahead forever. In fact, just as we saw foreign markets outperform U.S. stocks during the 1980s, and stage an impressive comeback in 1999, we now see a number of factors that we believe will continue to drive future gains in foreign markets.

While it was a difficult year for international equity markets, our strong stock picking and diversified portfolio helped us outperform our benchmark and Lipper peer group average. We continued to find compelling investment opportunities across a broad range of sectors, including financial services, utilities, health care, technology, retailing, and industrial goods and services. Within financial services, we've focused on insurance companies such as ING and regional banks such as HSBC Holdings. Other large holdings include wireless telecommunications provider Vodafone, Japanese retailer Fast Retailing, energy and gas companies such as Royal Dutch Petroleum and BP Amoco, and pharmaceutical companies such as Novartis and Chugai Pharmaceutical. In each case, we felt that these companies offered dominant franchises, strong growth outlooks, and earnings reliability, which we believe are especially important in a volatile and weak market environment.

In addition to careful stock selection, there are three other factors that we believe helped the series outpace its benchmark during the period. They're what we like to refer to as the "three Ds" -- diversification, deep bench, and depth of resources. In a difficult market environment like the one we've seen this year, diversification can be one of the few ways to limit your downside risks. Our analysts' bottom-up approach to stock picking resulted in a portfolio that has been broadly diversified by market capitalization, country, and sector. Our deep bench and depth of resources refer to our extremely talented and hard-working team of equity analysts that contributes only its best investment ideas to the portfolio. In addition, we're able to cover a wide range of companies in a variety of sectors, industries, and countries.

Due in part to the extreme volatility and weakness in Japan's equity market, we maintained a slight underweighting versus the MSCI EAFE Index in Japanese equities. However, because we continued to find companies that we think are growing quickly, have promising business outlooks, strong management teams, or appear undervalued relative to their growth prospects, we maintained approximately 20% of the series' total investments in Japanese stocks. While we think the economic recovery in Japan remains uncertain, many of our holdings there have provided some of the best performance for the portfolio; we believe this is due to our Original Research(SM) and bottom-up investment approach.

Stock market volatility also persisted in Europe and the United Kingdom for much of the year. One positive result of this volatility, however, is that investors appear to be focusing more on the underlying strength of businesses. While the short-term outlook for Europe's stock market remains cloudy, over the longer term, we believe a number of factors are likely to be positive for equities. We believe continued restructuring should improve the outlook for corporate profits. Merger and acquisition activity has continued, and the economic background in Europe has remained favorable in our view, especially when compared to most other regions of the world. As a result, we have found a number of attractive investment opportunities. Because valuations have come down so sharply and quickly, we believe that the stock-picking environment has improved compared with the beginning of 2000.

Strategic Growth Series

For the 12 months ended December 31, 2000, the series provided a total return of -9.99%. This return includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, and compares to a return of -9.11% over the same period for the series' benchmark, the S&P 500. During the same period, the average large-cap growth portfolio tracked by Lipper Inc. returned -16.25%.

The past few months saw remarkable market volatility. We tried to take advantage of buying opportunities that this hostile environment presented. As always, we stuck to our investment approach of being anticipatory, not reactionary. That meant staying fully invested and focusing on the long term. For example, declining prices in the hard-hit technology sector allowed us to unearth what we felt were particularly attractive investments in companies with very appealing growth prospects.

Against this backdrop, investors favored stocks of companies with less economically sensitive earnings -- "defensive growth" companies. To that end, the portfolio's holdings in business services helped performance. Business services firms profited from the move by many companies to outsource basic functions in order to lower costs and maintain focus on main lines of business. Business services proved to be reassuring to investors in an uncertain environment because investors believed these companies' businesses could remain steady and could even grow if the economy weakens. Many business services firms also attracted attention because of solid unit growth, expansion of markets beyond the United States, and consolidation activity. Our holdings among food and drug retailers, such as Safeway and CVS, also performed well during this period, as they posted strong comparable store sales and steady earnings.

Despite the intensely negative sentiment concerning technology stocks, we continue to believe that this sector offers significant opportunities for long-term growth. Certainly, with the U.S. economy showing clear signs of deceleration going into 2001, we think the near-term outlook for overall technology spending has become increasingly murky. More cyclically exposed companies, such as semiconductor manufacturers and PC makers, have experienced softer demand. Stocks of companies with what we feel were the best secular growth prospects, however, have fared almost as badly. We took advantage of this weakness and bought stocks of well-positioned technology companies, such as software makers BroadVision, VERITAS, and I2 Technologies.

Looking ahead, our feeling is that the past is not prologue, and we're positive about the way we've been able to position the portfolio for the coming year. Broadly speaking, the economy looks to us as though it is growing, albeit at a slower pace. A series of Federal Reserve Board interest rate increases, rising energy prices, tight labor markets, and a strong dollar have subdued the outlook for corporate profits growth. That said, 2001 could be a turning point for a number of these factors. We believe this would be a positive for stocks in general and growth stocks in particular.

We feel our bottom-up research approach gives us a detailed understanding of the fundamentals driving each company's revenue and cash flow growth. This, together with our valuation discipline, allows us to invest early and opportunistically in those firms that we believe have sustainable competitive advantages and accelerating growth rates. So, while we expect the market to be choppy going into 2001, we will do our best to use that volatility to our long-term advantage.

Technology Series

The series commenced investment operations on June 16, 2000. For the period beginning June 16, 2000, and ending December 31, 2000, the series provided a total return of -14.60%. This return includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, and compares to a return of -37.58% over the same period for the series' benchmark, the NASDAQ Composite Index. The NASDAQ Composite is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation System. During the same period, the average science and technology portfolio tracked by Lipper Inc. returned -37.64%.

In our experience, there have been three main drivers of technology stock performance. First and most important was technology company fundamentals -- earnings and revenue growth, and respective stock valuation. The second driver was the economic environment, which encompasses a variety of factors such as interest rates, global economic conditions, corporate levels of technology spending, and corporate profit trends. The third factor, or variable, was the presence of a technology "catalyst" -- a phenomenon driving significant technological change.

During 2000, we had what we viewed as a tug-of-war between the positive and negative forces of these three main drivers, resulting in high volatility in the technology sector. Negative returns for the NASDAQ during 2000 reflected the deterioration of technology stock fundamentals -- slowing growth in revenue and earnings- per-share (EPS), combined with a rising interest rate environment. Companies in the semiconductor, wireless, and optical networking industries were hit particularly hard. The market has historically tended to discount news in advance; this, we believe, is why we saw market performance begin to suffer in the spring, as investors began to sense that earnings growth would begin to trend downward by the end of the third quarter. The end result was that technology stocks experienced several significant valuation corrections during the year and ultimately delivered negative returns.

The one factor that remained positive throughout 2000 was the presence of a catalyst -- the Internet -- that was fostering adoption of new technology at a robust rate. Our research indicated that companies were investing in technology as they realized what the Internet could do for them -- from a productivity standpoint, from a selling and marketing standpoint, and from a customer relationship standpoint. This, we believe, will continue to be a key long-term trend. In the short term, however, we saw increasing evidence in 2000 that companies were scaling back or postponing technology purchases as they faced a slowing economy and doubts about their own near-term earnings growth.

Despite this very challenging environment, the portfolio delivered relative outperformance as compared to our benchmark and to our peers. The major reason for that, we believe, was individual stock selection. We feel our analysts made some very good calls in terms of where to invest and what stocks to avoid. As a result, we were not invested in some of the stocks that turned out to be problematic in 2000; for example, we sold most of our semiconductor holdings before performance in that cyclical sector deteriorated rapidly.

We also made some good picks in software and networking stocks. VERITAS Software and CIENA Corp. were examples of stocks that our analysts identified early as potential leaders, and they became strong performers for the portfolio. We felt VERITAS was a market leader in storage-management software, an area that our research indicated had the potential to grow strongly even in a period of lower overall technology spending. When our analysts looked at CIENA, they found the firm was gaining an increasing share of the optical networking market, an area that we feel has strong, long-term potential.

Comverse Technology is another firm that illustrates how we use our Original Research(SM) process to try to identify future market leaders. Comverse provides software and systems that enable wireless service providers to offer enhanced messaging services such as voice mailboxes or voice recognition. The company is a vendor to wireless carriers around the world, and what piqued our interest initially was that a lot of their business was in Europe. In our view, Europe is several years ahead of the U.S. in terms of wireless market development. Penetration rates have been fairly high in several countries, which has fostered a different competitive environment among wireless carriers. European wireless carriers have found that they must differentiate themselves based on the services they offer to customers (i.e., voice recognition, messaging, mail boxes, etc.). These services are enabled through Comverse's technology and platforms.

Looking at the U.S. wireless market over the next few years, we see the potential for a similar phenomenon to unfold; that is increased competition leading to more need for carriers to provide wireless services. With its existing global experience, we believe Comverse is well positioned to be a vendor of choice in providing those services. Our research revealed that the company is very well run and already highly profitable. However, Comverse is rather quiet about its success and has not been highly followed by Wall Street analysts. So we feel our research was early in uncovering a company that may continue to do well against its competition and may be a long-term leader in its market.

Looking at the period ahead, our outlook is one of long-term optimism tempered by near-term caution. In our view, a challenging investment environment in technology will persist through most of 2001, as we expect earnings reports to disappoint, especially during the first half and possibly into the latter part of the year. We believe investor expectations must come down in many areas of technology. In this environment, we have somewhat reduced our holdings in higher-valuation, less-established firms and increased our positions in what we believe are proven technology companies. In a weak economic environment, we feel corporate technology managers are more likely to spend their limited budgets with more-established firms.

Beyond the first half of 2001, we see reasons for optimism. Over the long term, we believe technology will continue to have the highest average earnings and revenue growth of any sector in the market. By the second half of the year, we believe the stage could be set for an acceleration in technology spending. For that reason, we feel near-term volatility in the sector may present us with excellent opportunities to invest in companies we believe are well-positioned for the long term. We would caution investors, however, that a portfolio such as ours that invests in innovative, emerging technologies may tend to be quite volatile, and that it is important to maintain a long-term perspective.

                     --------------------------------------

The opinions expressed in this report are those of the portfolio managers and are only current through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

Performance Summary

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. Series results do not reflect the deduction of separate account charges. (See Notes to Performance Summary.)

Capital Opportunities Series(2)

(For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2000. Index information is from June 1, 1996.)

[The following table was represented as a line graph in the printed material.]

                                              6/96       12/96      12/97      12/98      12/99      12/00
MFS/Sun Life Capital Opportunities Series   $10,000     $11,010    $14,046    $17,834    $26,333    $25,047
Standard & Poor's 500 Composite Index       $10,000     $11,211    $14,951    $19,224    $23,270    $21,151

Total Rates of Return through December 31, 2000

                                                      1 Year   3 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return                               -4.88%   +78.33%  +150.47%
Average Annual Total Return                           -4.88%   +21.27%   +22.21%

Comparative Indices++

                                                      1 Year   3 Years     Life*
--------------------------------------------------------------------------------
Average multi-cap core portfolio+                     -2.96%   +10.84%   +14.49%
Standard & Poor's 500 Composite Index#                -9.11%   +12.26%   +17.76%

* For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2000. Index information is from June 1, 1996.
++    Average annual rates of return.
+     Source: Lipper Inc.
#     Source: Standard & Poor's Micropal, Inc.

Equity Income Series(1)

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2000. Index information is from May 1, 1998.)

[The following table was represented as a line graph in the printed material.]

                                          5/98     12/98     12/99     12/00
Equity Income Series                    $10,000   $10,500   $11,240   $14,640
Standard & Poor's 500 Composite Index   $10,000   $11,171   $13,522   $12,291

Total Rates of Return through December 31, 2000

                                                            1 Year         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                    +30.25%       +46.40%
Average Annual Total Return                                +30.25%       +15.42%

Comparative Indices++

                                                            1 Year         Life*
--------------------------------------------------------------------------------
Average equity income portfolio +                           +6.77%        +3.75%
Standard & Poor's 500 Composite Index #                     -9.11%        +8.04%

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2000. Index information is from May 1, 1998.
++    Average annual rates of return.
+     Source: Lipper Inc.
#     Source: Standard & Poor's Micropal, Inc.

International Growth Series(2, 3)

(For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2000. Index information is from June 1, 1996.)

[The following table was represented as a line graph in the printed material.]

                                              6/96         12/96      12/97      12/98       12/99      12/00
Lipper International Portfolio Index         $10,000      $10,625    $11,396    $12,839     $17,696    $15,091
MSCI EAFE Index                              $10,000      $10,221    $10,432    $12,553     $15,979    $13,749
MFS/Sun Life International Growth Series     $10,000       $9,830     $9,668     $9,856     $13,329    $12,290

Total Rates of Return through December 31, 2000

                                                  1 Year     3 Years       Life*
--------------------------------------------------------------------------------
Cumulative Total Return                           -7.80%     +27.11%     +22.90%
Average Annual Total Return                       -7.80%      +8.32%      +4.61%

Comparative Indices++

                                                  1 Year     3 Years       Life*
--------------------------------------------------------------------------------
Lipper International Portfolios Index+           -14.72%      +9.81%      +9.39%
MSCI EAFE Index#                                 -13.96%      +9.64%      +7.19%

* For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2000. Index information is from June 1, 1996.
++    Average annual rates of return.
+     Source: Lipper Inc.
#     Source: Standard & Poor's Micropal, Inc.

Massachusetts Investors Growth Stock Series(1)

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2000. Index information is from May 1, 1998.)

[The following table was represented as a line graph in the printed material.]

                                            5/98      12/98       12/99      12/00
Massachusetts Investors Growth Stock      $10,000    $12,070     $16,391    $15,393
Standard & Poor's 500 Composite Index#    $10,000    $11,171     $13,522    $12,291

Total Rates of Return through December 31, 2000

                                                            1 Year         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                     -6.09%       +53.93%
Average Annual Total Return                                 -6.09%       +17.62%

Comparative Indices++

                                                            1 Year         Life*
--------------------------------------------------------------------------------
Average large-cap growth portfolio+                        -16.25%       +12.17%
Standard & Poor's 500 Composite Index#                      -9.11%        +8.04%

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2000. Index information is from May 1, 1998.
++    Average annual rates of return.
+     Source: Lipper Inc.
#     Source: Standard & Poor's Micropal, Inc.

New Discovery Series(4, 5)

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2000. Index information is from May 1, 1998.)

[The following table was represented as a line graph in the printed material.]

                                     5/98      12/98     12/99      12/00
New Discovery Series               $10,000    $10,620   $17,019    $17,077
Russell 2000 Small Stocks Index     $9,461     $8,806   $10,678    $10,355


Total Rates of Return through December 31, 2000

                                                            1 Year         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                     +0.34%       +70.77%
Average Annual Total Return                                 +0.34%       +22.31%

Comparative Indices++

                                                            1 Year         Life*
--------------------------------------------------------------------------------
Average small-cap growth portfolio+                         -5.06%       +10.73%
Russell 2000 Index#                                         -3.02%        +1.32%

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2000. Index information is from May 1, 1998.
++    Average annual rates of return.
+     Source: Lipper Inc.
#     Source: Standard & Poor's Micropal, Inc.

Research Growth and Income Series(2)

(For the period from the commencement of the series' investment operations, May 13, 1997, through December 31, 2000. Index information is from May 1, 1997.)

[The following table was represented as a line graph in the printed material.]

                                           5/97       12/97       12/98      12/99     12/00
Standard & Poor's 500 Composite Index    $10,000     $12,256     $15,759    $19,075   $17,338
Research Growth and Income Series        $10,000     $11,020     $13,459    $14,564   $15,015

Total Rates of Return through December 31, 2000

                                                1 Year      3 Years        Life*
--------------------------------------------------------------------------------
Cumulative Total Return                         +3.09%      +36.25%      +50.15%
Average Annual Total Return                     +3.09%      +10.86%      +11.82%

Comparative Indices++

                                                1 Year      3 Years        Life*
--------------------------------------------------------------------------------
Average large-cap value portfolio+              +1.32%       +9.63%      +13.38%
Standard & Poor's 500 Composite Index#          -9.11%      +12.26%      +16.19%

* For the period from the commencement of the series' investment operations, May 13, 1997, through December 31, 2000. Index information is from May 1, 1997.
++    Average annual rates of return.
+     Source: Lipper Inc.
#     Source: Standard & Poor's Micropal, Inc.

Research International Series(2, 3)

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2000. Index information is from May 1, 1998.)

[The following table was represented as a line graph in the printed material.]

                                    5/98        12/98     12/99     12/00
Research International Series     $10,000      $9,420    $14,595   $13,434
MSCI EAFE Index                   $10,000     $10,399    $13,237   $11,390

Total Rates of Return through December 31, 2000

                                                              1 Year       Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                       -7.95%     +34.34%
Average Annual Total Return                                   -7.95%     +11.75%

Comparative Indices++

                                                              1 Year       Life*
--------------------------------------------------------------------------------
Average international portfolio+                             -15.57%      +5.20%
MSCI EAFE Index#                                             -13.96%      +5.00%

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2000. Index information is from May 1, 1998.
++    Average annual rates of return.
+     Source: Lipper Inc.
#     Source: Standard & Poor's Micropal, Inc.

Strategic Growth Series(1)

(For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 2000. Index information is from November 1, 1999.)

[The following table was represented as a line graph in the printed material.]

                                     10/99       12/99        12/00
Strategic Growth Series             $10,000     $12,130      $10,918
S&P 500 Composite Index             $10,000     $10,804       $9,821

Total Rates of Return through December 31, 2000

                                                            1 Year         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                     -9.99%        +9.18%
Average Annual Total Return                                 -9.99%        +7.77%

Comparative Indices++

                                                            1 Year         Life*
--------------------------------------------------------------------------------
Average large-cap growth portfolio+                        -16.25%        +0.15%
Standard & Poor's 500 Composite Index#                      -9.11%        -1.54%

* For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 2000. Index information is from November 1, 1999.
++    Average annual rates of return.
+     Source: Lipper Inc.
#     Source: Standard & Poor's Micropal, Inc.

Technology Series(2, 4, 5, 6, 7, 8)

(For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000. Index information is from July 1, 2000.)

[The following table was represented as a line graph in the printed material.]

                                 6/00       12/00
Technology Series              $10,000      $8,540
NASDAQ Composite Index         $10,000      $6,242

Total Rates of Return through December 31, 2000

                                                                           Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                                  -14.60%
Average Annual Total Return                                              -14.60%

Comparative Indices++

                                                                           Life*
--------------------------------------------------------------------------------
Average science and technology portfolio+                                -37.64%
NASDAQ Composite Index#                                                  -37.58%

* For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000. Index information is from July 1, 2000.
++    Average annual rates of return.
+     Source: Lipper Inc.
#     Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and units, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

(1) Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase unit price volatility. See the prospectus for details.

(2) Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase unit price volatility. See the prospectus for details.

(3) The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified. These risks may increase unit price volatility. See the prospectus for details.

(4) Investing in small emerging growth companies is riskier than investing in more-established companies. These risks may increase unit price volatility. See the prospectus for details.

(5) The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security. These risks may increase unit price volatility. See the prospectus for details.

(6) The portfolio may focus on certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. These risks may increase unit price volatility. See the prospectus for details.

(7) Investments in lower-rated securities may provide greater returns, but may have greater-than-average risk. These risks may increase unit price volatility. See the prospectus for details.

(8) The portfolio may participate in the initial public offering ("IPO") market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow. These risks may increase unit price volatility. See the prospectus for details.

Portfolio of Investments -- December 31, 2000
Capital Opportunities Series
Stocks -- 97.4%

Issuer                                                                   Shares                 Value
U.S. Stocks -- 89.0%
Aerospace -- 3.6%
Boeing Co. .....................................................        119,100             $  7,860,600
Honeywell International, Inc. ..................................         65,125                3,081,227
United Technologies Corp. ......................................        179,600               14,121,050
                                                                                            ------------
                                                                                            $ 25,062,877
                                                                                            ------------
Banks and Credit Companies -- 3.4%
Bank America Corp. .............................................        125,500             $  5,757,312
Chase Manhattan Corp. ..........................................        248,450               11,288,947
U.S. Bancorp ...................................................        211,200                6,164,400
                                                                                            ------------
                                                                                            $ 23,210,659
                                                                                            ------------
Biotechnology -- 0.8%
Pharmacia Corp. ................................................         85,921             $  5,241,181
                                                                                            ------------
Business Services -- 0.8%
Computer Sciences Corp.* .......................................         50,100             $  3,012,263
Nextel Partners, Inc. ..........................................        140,800                2,367,200
                                                                                            ------------
                                                                                            $  5,379,463
                                                                                            ------------
Cellular Telephones -- 1.3%
Sprint Corp. (PCS Group)* ......................................        386,000             $  7,888,875
Voicestream Wireless Corp.* ....................................         13,100                1,318,187
                                                                                            ------------
                                                                                            $  9,207,062
                                                                                            ------------
Computer Hardware -- Systems -- 1.3%
Compaq Computer Corp. ..........................................        323,800             $  4,873,190
Dell Computer Corp.* ...........................................        247,800                4,321,012
                                                                                            ------------
                                                                                            $  9,194,202
                                                                                            ------------
Computer Software -- Personal Computers -- 1.4%
Microsoft Corp.* ...............................................        218,500             $  9,477,437
                                                                                            ------------
Computer Software -- Services -- 1.7%
Art Technology Group, Inc.* ....................................         66,700             $  2,038,519
EMC Corp.* .....................................................        141,600                9,416,400
                                                                                            ------------
                                                                                            $ 11,454,919
                                                                                            ------------
Computer Software -- Systems -- 4.3%
Brocade Communications Systems, Inc.* ..........................         19,000             $  1,744,438
Digex, Inc.* ...................................................         41,700                  938,250
E.piphany, Inc.* ...............................................         60,800                3,279,400
Extreme Networks, Inc.* ........................................         90,000                3,521,250
I2 Technologies, Inc.* .........................................         31,900                1,734,563
JNI Corp.* .....................................................        119,260                2,705,711
Oracle Corp.* ..................................................        158,800                4,615,125
Rational Software Corp.* .......................................         89,000                3,465,437
Redback Networks, Inc.* ........................................         14,700                  602,700
VERITAS Software Corp.* ........................................         78,697                6,885,987
                                                                                            ------------
                                                                                            $ 29,492,861
                                                                                            ------------
Conglomerates -- 3.0%
Tyco International Ltd. ........................................        371,052             $ 20,593,386
                                                                                            ------------
Electrical Equipment -- 0.5%
QLogic Corp.* ..................................................         49,000             $  3,773,000
                                                                                            ------------
Electronics -- 3.1%
Fairchild Semiconductor International Co.* .....................        135,800             $  1,960,612
Flextronics International Ltd.* ................................        392,600               11,189,100
Intel Corp. ....................................................         87,100                2,618,444
Micron Technology, Inc.* .......................................        154,000                5,467,000
Xilinx, Inc.* ..................................................          7,300                  336,713
                                                                                            ------------
                                                                                            $ 21,571,869
                                                                                            ------------
Energy -- 0.2%
Dynegy, Inc. ...................................................         30,100             $  1,687,481
                                                                                            ------------
Entertainment -- 2.3%
Clear Channel Communications, Inc.* ............................         69,500             $  3,366,406
Harrah's Entertainment, Inc.* ..................................        169,264                4,464,338
Infinity Broadcasting Corp., "A"* ..............................        206,725                5,775,380
Viacom, Inc., "B"* .............................................         42,000                1,963,500
                                                                                            ------------
                                                                                            $ 15,569,624
                                                                                            ------------
Financial Institutions -- 7.0%
Citigroup, Inc. ................................................        190,778             $  9,741,602
Federal National Mortgage Assn .................................         11,700                1,014,975
First Union Corp. ..............................................         60,000                1,668,750
FleetBoston Financial Corp. ....................................        178,300                6,697,394
Freddie Mac ....................................................        176,700               12,170,212
Goldman Sachs Group, Inc. ......................................         46,800                5,004,675
Lehman Brothers Holdings, Inc. .................................         80,400                5,437,050
Morgan Stanley Dean Witter & Co. ...............................         64,300                5,095,775
Schwab (Charles) Corp. .........................................         54,800                1,554,950
                                                                                            ------------
                                                                                            $ 48,385,383
                                                                                            ------------
Insurance -- 4.8%
AFLAC, Inc. ....................................................         72,900             $  5,262,469
American International Group, Inc. .............................         35,850                3,533,465
CIGNA Corp. ....................................................         12,400                1,640,520
Hartford Financial Services Group, Inc. ........................        135,730                9,585,931
St. Paul Cos., Inc. ............................................         62,700                3,405,394
UnumProvident Corp. ............................................        347,200                9,331,000
                                                                                            ------------
                                                                                            $ 32,758,779
                                                                                            ------------
Internet -- 1.3%
XO Communications, Inc. ........................................        519,000             $  9,244,687
                                                                                            ------------
Machinery -- 1.3%
Deere & Co., Inc. ..............................................         83,300             $  3,816,181
Ingersoll Rand Co. .............................................        114,800                4,807,250
                                                                                            ------------
                                                                                            $  8,623,431
                                                                                            ------------
Medical and Health Products -- 4.1%
American Home Products Corp. ...................................        135,600             $  8,617,380
Bristol-Myers Squibb Co. .......................................        164,100               12,133,144
Pfizer, Inc. ...................................................        160,350                7,376,100
                                                                                            ------------
                                                                                            $ 28,126,624
                                                                                            ------------
Medical and Health Technology and Services -- 1.8%
Applera Corp. -- Applied Biosystems
  Group ........................................................         90,900             $  8,550,281
Medtronic, Inc. ................................................         58,800                3,550,050
                                                                                            ------------
                                                                                            $ 12,100,331
                                                                                            ------------
Oil Services -- 6.9%
Baker Hughes, Inc. .............................................        233,900             $  9,721,469
Cooper Cameron Corp.* ..........................................        117,600                7,768,950
Global Marine, Inc.* ...........................................        394,300               11,188,262
Noble Drilling Corp.* ..........................................        143,800                6,246,313
Weatherford International, Inc.* ...............................        266,400               12,587,400
                                                                                            ------------
                                                                                            $ 47,512,394
                                                                                            ------------
Oils -- 7.5%
Coastal Corp. ..................................................         87,800             $  7,753,838
Conoco, Inc. ...................................................        247,700                7,167,819
Grant Pride Co., Inc.* .........................................        597,000               13,096,687
Santa Fe International Corp. ...................................        423,840               13,589,370
Transocean Sedco Forex, Inc. ...................................        224,023               10,305,058
                                                                                            ------------
                                                                                            $ 51,912,772
                                                                                            ------------
Printing and Publishing -- 0.3%
Gannett Co., Inc. ..............................................         35,100             $  2,213,494
                                                                                            ------------


                                                                          15-COS

Issuer                                                                   Shares                 Value
U.S. Stocks -- continued
Retail -- 4.1%
CVS Corp. ......................................................         85,700             $  5,136,644
Gap, Inc. ......................................................        200,800                5,120,400
Home Depot, Inc. ...............................................         91,600                4,184,975
RadioShack Corp. ...............................................        139,800                5,985,188
Wal-Mart Stores, Inc. ..........................................        148,700                7,899,687
                                                                                            ------------
                                                                                            $ 28,326,894
                                                                                            ------------
Supermarkets -- 2.1%
Kroger Co.* ....................................................        246,700             $  6,676,319
Safeway, Inc.* .................................................        122,300                7,643,750
                                                                                            ------------
                                                                                            $ 14,320,069
                                                                                            ------------
Technology -- 0.1%
Inrange Technologies Corp.* ....................................         36,860             $    624,316
                                                                                            ------------
Telecommunications -- 13.4%
ADC Telecommunications, Inc.* ..................................        320,700             $  5,812,687
Allegiance Telecom, Inc.* ......................................        302,300                6,730,898
American Tower Corp., "A"* .....................................         55,200                2,090,700
AT&T Corp., "A"* ...............................................         97,400                1,320,988
Cabletron Systems, Inc.* .......................................        209,400                3,154,088
CIENA Corp.* ...................................................         53,600                4,355,000
Cisco Systems, Inc.* ...........................................        315,600               12,071,700
Corning, Inc. ..................................................        220,200               11,629,312
Cox Communications, Inc.* ......................................         29,700                1,382,906
EchoStar Communications Corp.* .................................        281,200                6,397,300
General Motors Corp., "H"* .....................................        243,500                5,600,500
McLeodUSA, Inc., "A"* ..........................................        307,400                4,342,025
Metromedia Fiber Network, Inc., "A"*  ..........................        293,180                2,968,448
Network Appliance, Inc.* .......................................         41,700                2,676,619
NTL, Inc.* .....................................................        135,796                3,250,617
Pinnacle Holdings, Inc.* .......................................        165,700                1,501,656
Qwest Communications
  International, Inc.* .........................................        194,600                7,978,600
Tekelec Co.* ...................................................        115,580                3,467,400
UnitedGlobalCom, Inc.* .........................................        206,300                2,810,838
Williams Communications Group, Inc.*  ..........................         94,300                1,108,025
Winstar Communications, Inc.* ..................................        141,900                1,658,456
                                                                                            ------------
                                                                                            $ 92,308,763
                                                                                            ------------
Telecommunications and Cable -- 1.1%
Comcast Corp., "A"* ............................................        173,900             $  7,260,325
                                                                                            ------------
Utilities -- Electric -- 3.9%
AES Corp.* .....................................................        187,400             $ 10,377,275
Calpine Corp.* .................................................        285,800               12,878,862
Edison International ...........................................        171,700                2,682,813
NiSource, Inc. .................................................         25,600                  787,200
                                                                                            ------------
                                                                                            $ 26,726,150
                                                                                            ------------
Utilities -- Gas -- 1.6%
Enron Corp. ....................................................         52,400             $  4,355,750
Williams Cos., Inc. ............................................        173,700                6,937,144
                                                                                            ------------
                                                                                            $ 11,292,894
                                                                                            ------------
    Total U.S. Stocks .........................................................             $612,653,327
                                                                                            ------------
Foreign Stocks -- 8.4%
Australia -- 0.5%
Cable & Wireless Optus Ltd.
  (Telecommunications) .........................................      1,641,800             $  3,396,378
                                                                                            ------------
Bermuda -- 1.6%
Ace Ltd. (Insurance) ...........................................         46,300             $  1,964,856
Global Crossing Ltd.
  (Telecommunications)* ........................................        616,800                8,827,950
                                                                                            ------------
                                                                                            $ 10,792,806
                                                                                            ------------
Canada -- 1.0%
Nortel Networks Corp.
  (Telecommunications) .........................................        195,400             $  6,265,012
Telesystem International Wireless, Inc.
  (Telecommunications)* ........................................         99,000                  507,375
                                                                                            ------------
                                                                                            $  6,772,387
                                                                                            ------------
China -- 1.1%
China Mobile Ltd.
  (Telecommunications)* ........................................      1,202,500             $  6,568,174
China Mobile Ltd., ADR
  (Telecommunications)* ........................................         46,800                1,269,450
                                                                                            ------------
                                                                                            $  7,837,624
                                                                                            ------------
Israel -- 0.6%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)* .............................          9,300             $  1,242,131
Partner Communications Co. Ltd., ADR
  (Telecommunications)* ........................................        535,850                3,148,119
                                                                                            ------------
                                                                                            $  4,390,250
                                                                                            ------------
Netherlands -- 0.7%
Completel Europe N.V
  (Telecommunications)* ........................................        164,180             $    565,725
Libertel N.V. (Telecommunications)* ............................        162,200                1,819,861
United Pan-Europe Communications N.V
  (Telecommunications)* ........................................        221,300                2,260,631
                                                                                            ------------
                                                                                            $  4,646,217
                                                                                            ------------
South Korea -- 0.3%
Samsung Electronics (Electronics) ..............................         16,860             $  2,109,169
                                                                                            ------------
Sweden -- 0.1%
Tele1 Europe Holdings AB, ADR
  (Telecommunications)* ........................................          8,500             $     39,312
Tele1 Europe Holdings AB
  (Telecommunications)* ........................................        173,060                  834,665
                                                                                            ------------
                                                                                            $    873,977
                                                                                            ------------
Switzerland -- 0.5%
Novartis AG (Biotechnology) ....................................          1,900             $  3,359,356
                                                                                            ------------
United Kingdom -- 2.0%
HSBC Holdings PLC
  (Banks and Credit Cos.)* .....................................        288,600             $  4,249,282
Vodafone Group PLC
  (Telecommunications)* ........................................      2,609,495                9,576,150
                                                                                            ------------
                                                                                            $ 13,825,432
                                                                                            ------------
    Total Foreign Stocks ......................................................             $ 58,003,596
                                                                                            ------------
    Total Stocks (Identified Cost, $718,537,121) ..............................             $670,656,923
                                                                                            ------------

Short-Term Obligations -- 0.2%

                                                                    Principal Amount
                                                                      (000 Omitted)
Goldman Sachs Group LP, due 1/09/01 ............................         $1,150             $  1,148,326
Old Line Funding Corp., due 1/10/01 ............................            602                  600,977
                                                                                            ------------
    Total Short-Term Obligations, at Amortized Cost ............                            $  1,749,303
                                                                                            ------------


16-COS

Repurchase Agreements -- 2.6%

                                                                    Principal Amount
Issuer                                                                (000 Omitted)             Value
Goldman Sachs, dated 12/29/00,
  due 1/02/01, total to be received
  $17,639,633 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at cost ......................................................        $17,627             $ 17,627,000
Merrill Lynch, dated 12/29/00,
  due 1/02/01, total to be received
  $12,009 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at cost ............................................             12                   12,000
                                                                                            ------------
    Total Repurchase Agreements, at Cost ......................................             $ 17,639,000
                                                                                            ------------
    Total Investments (Identified Cost, $737,925,424) .........................             $690,045,226
                                                                                            ------------
Other Assets,
  Less Liabilities -- (0.2%) ..................................................               (1,612,954)
                                                                                            ------------
    Net Assets -- 100.0% ......................................................             $688,432,272
                                                                                            ============

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments -- December 31, 2000
Equity Income Series
Stocks -- 95.7%

Issuer                                                                  Shares                  Value
U.S. Stocks -- 79.2%
Aerospace -- 3.2%
Boeing Co. .....................................................         31,490             $  2,078,340
United Technologies Corp. ......................................         24,680                1,940,465
                                                                                            ------------
                                                                                            $  4,018,805
                                                                                            ------------
Banks and Credit Companies -- 3.4%
Bank of America Corp. ..........................................         13,770             $    631,699
J.P. Morgan Chase & Co. ........................................         26,340                1,196,824
PNC Financial Services Group ...................................         23,282                1,701,041
U.S. Bancorp ...................................................         22,350                  652,340
                                                                                            ------------
                                                                                            $  4,181,904
                                                                                            ------------
Biotechnology -- 1.6%
Abbott Laboratories, Inc. ......................................         22,060             $  1,068,531
Pharmacia Corp. ................................................         14,789                  902,129
                                                                                            ------------
                                                                                            $  1,970,660
                                                                                            ------------
Business Machines -- 1.3%
International Business Machines Corp. ..........................         14,890             $  1,265,650
Texas Instruments, Inc. ........................................          8,100                  383,738
                                                                                            ------------
                                                                                            $  1,649,388
                                                                                            ------------
Business Services -- 0.4%
Computer Sciences Corp.* .......................................          8,670             $    521,284
                                                                                            ------------
Chemicals -- 2.2%
Air Products & Chemicals, Inc. .................................         33,447             $  1,371,327
Rohm & Haas Co. ................................................         36,070                1,309,792
                                                                                            ------------
                                                                                            $  2,681,119
                                                                                            ------------
Computer Hardware -- Systems -- 0.7%
Compaq Computer Corp. ..........................................         57,730             $    868,837
                                                                                            ------------
Computer Software -- Personal Computers -- 0.9%
Microsoft Corp.* ...............................................         26,717             $  1,158,850
                                                                                            ------------
Consumer Goods and Services -- 1.2%
Philip Morris Cos., Inc. .......................................          7,500             $    330,000
Procter & Gamble Co. ...........................................         14,950                1,172,641
                                                                                            ------------
                                                                                            $  1,502,641
                                                                                            ------------
Energy -- 1.4%
Devon Energy Corp. .............................................         27,640             $  1,685,211
                                                                                            ------------
Entertainment -- 2.0%
Disney (Walt) Co. ..............................................         23,580             $    682,346
USA Networks, Inc.* ............................................         23,660                  459,891
Viacom, Inc., "B"* .............................................         27,790                1,299,183
                                                                                            ------------
                                                                                            $  2,441,420
                                                                                            ------------
Financial Services -- 4.1%
Federal National Mortgage Assn .................................         16,900             $  1,466,075
Freddie Mac ....................................................         24,510                1,688,126
John Hancock Financial Services, Inc. ..........................         23,390                  880,049
Mellon Financial Corp. .........................................         21,560                1,060,482
                                                                                            ------------
                                                                                            $  5,094,732
                                                                                            ------------
Food and Beverage Products -- 4.1%
Archer-Daniels-Midland Co. .....................................         44,096             $    661,440
Coca-Cola Co. ..................................................         12,520                  762,937
General Mills, Inc. ............................................         14,330                  638,581
PepsiCo., Inc. .................................................         22,190                1,099,792
Quaker Oats Co. ................................................          7,500                  730,313
Smucker (J.M.) Co. .............................................         42,833                1,197,182
                                                                                            ------------
                                                                                            $  5,090,245
                                                                                            ------------
Healthcare -- 0.6%
HCA-The Healthcare Co. .........................................         17,280             $    760,493
                                                                                            ------------


                                                                          17-EIS

Issuer                                                                   Shares                 Value
U.S. Stocks -- continued
Insurance -- 11.6%
Allstate Corp. .................................................         30,420             $  1,325,171
American General Corp. .........................................         15,150                1,234,725
American International Group, Inc. .............................         11,196                1,103,506
CIGNA Corp. ....................................................         10,656                1,409,789
Gallagher (Arthur J.) & Co. ....................................          8,308                  528,597
Hartford Financial Services Group, Inc. ........................         26,370                1,862,381
Jefferson Pilot Corp. ..........................................         16,842                1,258,939
Lincoln National Corp. .........................................         24,607                1,164,219
SAFECO Corp. ...................................................         37,570                1,235,114
St. Paul Cos., Inc. ............................................         60,679                3,295,628
                                                                                            ------------
                                                                                            $ 14,418,069
                                                                                            ------------
Machinery -- 3.2%
Caterpillar, Inc. ..............................................         17,850             $    844,528
Deere & Co., Inc. ..............................................         55,260                2,531,599
Grainger (W.W.), Inc. ..........................................         16,350                  596,775
                                                                                            ------------
                                                                                            $  3,972,902
                                                                                            ------------
Medical and Health Products -- 2.7%
American Home Products Corp. ...................................         33,815             $  2,148,943
Schering Plough Corp. ..........................................         20,710                1,175,293
                                                                                            ------------
                                                                                            $  3,324,236
                                                                                            ------------
Metals and Minerals -- 3.0%
Alcoa, Inc. ....................................................         56,980             $  1,908,830
Phelps Dodge Corp. .............................................         32,610                1,820,046
                                                                                            ------------
                                                                                            $  3,728,876
                                                                                            ------------
Oil Services -- 2.5%
Cooper Cameron Corp.* ..........................................         10,030             $    662,607
Global Marine Inc.* ............................................         15,390                  436,691
Noble Drilling Corp.* ..........................................         19,110                  830,091
Schlumberger Ltd. ..............................................         15,490                1,238,232
                                                                                            ------------
                                                                                            $  3,167,621
                                                                                            ------------
Oils -- 4.8%
Exxon Mobil Corp. ..............................................         25,866             $  2,248,725
Halliburton Co. ................................................         35,550                1,288,687
Occidental Petroleum Corp. .....................................         25,800                  625,650
Phillips Petroleum Co. .........................................          8,943                  508,633
Transocean Sedco Forex, Inc. ...................................         14,370                  661,020
Unocal Corp. ...................................................         14,392                  556,791
                                                                                            ------------
                                                                                            $  5,889,506
                                                                                            ------------
Printing and Publishing -- 1.4%
Gannett Co., Inc. ..............................................         19,418             $  1,224,547
Tribune Co. ....................................................         12,467                  526,731
                                                                                            ------------
                                                                                            $  1,751,278
                                                                                            ------------
Railroads -- 0.4%
Burlington Northern Santa Fe Railway Co. .......................         15,809             $    447,592
                                                                                            ------------
Real Estate Investment Trusts -- 2.4%
Equity Office Properties Trust .................................         24,780             $    808,447
Equity Residential Properties Trust ............................         19,702                1,089,767
First Industrial Realty Trust, Inc. ............................         15,659                  532,406
Kilroy Realty Corp. ............................................         18,400                  516,350
                                                                                            ------------
                                                                                            $  2,946,970
                                                                                            ------------
Retail -- 1.0%
Wal-Mart Stores, Inc. ..........................................         23,750             $  1,261,719
                                                                                            ------------
Supermarkets -- 2.2%
Kroger Co.* ....................................................         49,079             $  1,328,200
Safeway, Inc.* .................................................         23,050                1,440,625
                                                                                            ------------
                                                                                            $  2,768,825
                                                                                            ------------
Telecommunications -- 6.6%
Alltel Corp. ...................................................         15,380             $    960,289
Comcast Corp., "A"* ............................................          8,300                  346,525
Qwest Communications International,
  Inc.* ........................................................         33,310                1,365,710
SBC Communications, Inc. .......................................         39,387                1,880,729
Sprint Corp. ...................................................         33,770                  685,953
Verizon Communications .........................................         60,025                3,008,753
                                                                                            ------------
                                                                                            $  8,247,959
                                                                                            ------------
Utilities -- Electric -- 7.3%
Dominion Resources, Inc. (PIES) ................................         12,250             $    765,625
Dominion Resources, Inc.
  (Virginia -- New)* ...........................................         17,070                1,143,690
Duke Energy Corp. ..............................................          2,812                  239,723
Edison International ...........................................         30,400                  475,000
Exelon Corp. ...................................................         23,352                1,639,544
NiSource, Inc. .................................................         41,400                1,273,050
NSTAR Co. ......................................................         30,493                1,307,387
Pinnacle West Capital Corp. ....................................         21,974                1,046,512
Progress Energy Inc. (CVO)* ....................................         10,519                    4,733
Progress Energy, Inc. ..........................................         14,196                  698,266
Public Service Enterprise Group ................................         10,950                  532,444
                                                                                            ------------
                                                                                            $  9,125,974
                                                                                            ------------
Utilities -- Gas -- 3.0%
AGL Resources, Inc. ............................................         30,494             $    672,774
National Fuel Gas Co. ..........................................         25,028                1,575,200
NICOR, Inc. ....................................................         20,515                  885,991
WGL Holdings, Inc.* ............................................         19,788                  602,297
                                                                                            ------------
                                                                                            $  3,736,262
                                                                                            ------------
    Total U.S. Stocks .........................................................             $ 98,413,378
                                                                                            ------------
Foreign Stocks -- 16.5%
Canada -- 2.7%
Alcan Aluminum Limited
  (Metal -- Aluminum) ..........................................         18,040             $    616,742
BCE, Inc. (Telecommunications) .................................         60,540                1,751,876
Canadian National Railway Co. (Railroads) ......................         10,158                  301,566
Manitoba Telecom Services, Inc.
  (Telecommunications) .........................................         24,041                  615,532
                                                                                            ------------
                                                                                            $  3,285,716
                                                                                            ------------
France -- 0.6%
Total Fina S.A., ADR (Oils) ....................................         10,810             $    785,752
                                                                                            ------------
Japan -- 0.9%
Tokyo Gas Co. Ltd. (Gas) .......................................        374,000             $  1,106,160
                                                                                            ------------
Netherlands -- 4.0%
Akzo Nobel N.V. (Chemicals) ....................................         47,843             $  2,569,412
ING Groep N.V. (Financial Services)*  ..........................          7,597                  606,861
Royal Dutch Petroleum Co., ADR (Oils) ..........................         29,507                1,787,018
                                                                                            ------------
                                                                                            $  4,963,291
                                                                                            ------------
Switzerland -- 4.2%
Nestle S.A. (Food and Beverage Products) .......................            607             $  1,415,983
Novartis AG (Biotechnology) ....................................          1,340                2,369,230
Syngenta AG (Chemicals)* .......................................         25,850                1,387,898
                                                                                            ------------
                                                                                            $  5,173,111
                                                                                            ------------


18-EIS

Issuer                                                                   Shares                 Value
United Kingdom -- 4.1%
BP Amoco PLC, ADR (Oils) .......................................         27,912             $  1,336,287
CGNU PLC (Insurance)* ..........................................         58,139                  940,325
Diageo PLC (Food and
  Beverage Products)* ..........................................        146,873                1,646,593
HSBC Holdings PLC
  (Banks and Credit Cos.)* .....................................         81,603                1,201,504
                                                                                            ------------
                                                                                            $  5,124,709
                                                                                            ------------
    Total Foreign Stocks ......................................................             $ 20,438,739
                                                                                            ------------
    Total Stocks (Identified Cost, $104,016,663) ..............................             $118,852,117
                                                                                            ------------
Convertible Preferred Stocks -- 0.7%
U.S. Stocks -- 0.6%
Telecommunications -- 0.4%
Cox Communications, Inc., 7.75% ................................          9,720             $    490,860
                                                                                            ------------
Utilities -- Electric -- 0.2%
NiSource, Inc., 7.75% ..........................................          4,976             $    269,636
                                                                                            ------------
    Total U.S. Stocks .........................................................             $    760,496
                                                                                            ------------
Foreign Stocks -- 0.1%
Canada -- 0.1%
Canadian National Railway Co., 5.25%,
  (Railroads) ..................................................          2,723             $    123,386
                                                                                            ------------
    Total Convertible Preferred Stocks
      (Identified Cost, $947,955) .............................................             $    883,882
                                                                                            ------------
Short-Term Obligations -- 4.2%

                                                                    Principal Amount
                                                                      (000 Omitted)
Bank of America, due 1/02/01 ...................................         $  652             $    652,000
Federal Home Loan Bank, due 1/02/01 ............................          4,108                4,107,345
Goldman Sachs Group LP, due 1/09/01 ............................            179                  178,739
Old Line Funding Corp., due 1/10/01 ............................            251                  250,573
                                                                                            ------------
    Total Short-Term Obligations, at Amortized Cost ...........................             $  5,188,657
                                                                                            ------------
    Total Investments (Identified Cost, $110,153,275) .........................             $124,924,656
                                                                                            ------------
Other Assets,
  Less Liabilities -- (0.6)% ..................................................                 (703,821)
                                                                                            ------------
    Net Assets -- 100.0% ......................................................             $124,220,835
                                                                                            ============

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments -- December 31, 2000
International Growth Series
Stocks -- 94.5%

Issuer                                                                   Shares                 Value
Foreign Stocks -- 91.9%
Australia -- 2.9%
QBE Insurance Group Ltd. (Insurance)* ..........................        609,934             $  3,354,532
                                                                                            ------------
Bermuda -- 0.2%
FLAG Telecom Holdings Ltd.
  (Telecommunications)* ........................................         33,090             $    206,813
                                                                                            ------------
Brazil -- 1.3%
Empresa Brasileira de Aeronautica S.A.,
  ADR (Aerospace and Defense) ..................................         38,680             $  1,537,530
                                                                                            ------------
Canada -- 4.5%
Anderson Exploration Ltd. (Oils)* ..............................         59,370             $  1,347,878
AT&T Canada, Inc. (Telecommunications)* ........................         19,140                  558,649
BCE, Inc. (Telecommunications) .................................         74,242                2,143,405
Canadian National Railway Co. (Railroads) ......................         43,290                1,285,172
                                                                                            ------------
                                                                                            $  5,335,104
                                                                                            ------------
Denmark -- 1.3%
Danske Bank (Financial Services)* ..............................         86,030             $  1,549,173
                                                                                            ------------
Finland -- 0.7%
Elisa Communications
  (Telecommunications) .........................................         36,904             $    794,505
                                                                                            ------------
France -- 11.2%
Alcatel Co. (Telecommunications)* ..............................         36,430             $  2,069,350
Aventis S.A. (Pharmaceuticals) .................................         16,330                1,433,564
Banque Nationale de Paris
  (Banks and Credit Cos.) ......................................         11,140                  977,949
Bouygues S.A. (Construction)* ..................................         36,250                1,642,195
Sanofi-Synthelabo S.A.
  (Medical and Health Products) ................................         43,970                2,931,124
Technip S.A. (Construction) ....................................         13,060                1,895,711
Total Fina Elf S.A., "B" (Oils) ................................         14,830                2,205,544
                                                                                            ------------
                                                                                            $ 13,155,437
                                                                                            ------------
Germany -- 3.3%
ProSieben Sat.1 Media AG, Preferred
  (Broadcasting) ...............................................        131,480             $  3,913,257
                                                                                            ------------
Israel -- 0.2%
Partner Communications Co. Ltd., ADR
  (Telecommunications)* ........................................         36,000             $    211,500
                                                                                            ------------
Japan -- 18.1%
Canon, Inc. (Special Products
  and Services) ................................................         76,000             $  2,660,133
Chugai Pharmaceutical Co. Ltd.
  (Pharmaceuticals) ............................................        134,000                2,227,861
Fast Retailing Co., Ltd. (Retail) ..............................          9,700                1,899,597
Fuji Heavy Industries Ltd. (Automotive) ........................        143,000                  868,411
Fujikura Ltd.( Telecommunications) .............................        102,000                  764,018
Hitachi Ltd. (Electronics) .....................................        118,000                1,051,138
Murata Manufacturing Co. Ltd. (Electronics) ....................          6,200                  726,986
Nikko Securities (Banking
  and Financial Services) ......................................         96,000                  743,437
NTT Mobile Communications Network, Inc.
  (Telecommunications) .........................................            143                2,465,086
Ono Pharmaceutical (Pharmaceuticals)  ..........................         41,000                1,603,693
Shionogi & Co., Ltd. (Pharmaceuticals) .........................         69,000                1,406,808
Sony Corp. (Electronics) .......................................         11,400                  788,064
Sumitomo Electronic Industries (Electronics) ...................         99,000                1,623,434
Tokyo Broadcasting System, Inc.
  (Entertainment) ..............................................         81,000                2,395,695
                                                                                            ------------
                                                                                            $ 21,224,361
                                                                                            ------------
Mexico -- 1.2%
Grupo Television S.A. de C.V., GDR
  (Entertainment)* .............................................         32,440             $  1,457,773
                                                                                            ------------


                                                                          19-IGS

Issuer                                                                   Shares                 Value
Foreign Stocks -- continued
Netherlands -- 12.0%
Akzo Nobel N.V. (Chemicals) ....................................         89,280             $  4,794,790
Elsevier N.V. (Media) ..........................................        166,770                2,452,049
ING Groep N.V. (Financial Services)*  ..........................         17,871                1,427,564
KPN N.V. (Telecommunications)* .................................         47,969                  552,167
Libertel N.V. (Telecommunications)* ............................         89,640                1,005,748
Philips Electronics N.V. (Electronics)* ........................         52,756                1,932,763
Royal Dutch Petroleum Co. (Oils) ...............................         32,120                1,968,077
                                                                                            ------------
                                                                                            $ 14,133,158
                                                                                            ------------
Norway -- 0.4%
Schibsted ASA (Media) ..........................................         35,780             $    441,382
                                                                                            ------------
Portugal -- 0.8%
Telecel -- Comunicacoes Pessoais, S.A.
  (Telecommunications)* ........................................         87,070             $    948,300
                                                                                            ------------
Singapore -- 4.1%
Oversea-Chinese Banking Corp. Ltd.
  (Banks and Credit Cos.) ......................................        191,000             $  1,422,986
Overseas Union Bank Ltd.
  (Banks and Credit Cos.) ......................................        558,248                2,611,498
Singapore Press Holdings Ltd. (Media) ..........................         56,000                  827,953
                                                                                            ------------
                                                                                            $  4,862,437
                                                                                            ------------
Spain -- 0.8%
Repsol S.A. (Oils) .............................................         55,230             $    882,580
                                                                                            ------------
Sweden -- 2.1%
Saab AB, "B" (Aerospace) .......................................        299,020             $  2,472,287
                                                                                            ------------
Switzerland -- 7.2%
Novartis AG (Biotechnology) ....................................          2,710             $  4,791,502
Syngenta AG (Chemicals)* .......................................         52,390                2,812,843
Synthes-Stratec, Inc.
  (Medical and Health Products)* ...............................          1,138                  838,706
                                                                                            ------------
                                                                                            $  8,443,051
                                                                                            ------------
United Kingdom -- 19.6%
AstraZeneca Group PLC
  (Medical and Health Products) ................................         24,757             $  1,233,389
Capital Radio PLC (Media) ......................................         31,890                  572,030
Carlton Communications PLC (Media)* ............................        147,150                1,343,954
CGNU PLC (Insurance)* ..........................................         89,126                1,441,500
Diageo PLC (Food and Beverage
  Products)* ...................................................        320,944                3,598,102
HSBC Holdings PLC (Banks and
  Credit Cos.)* ................................................        138,187                2,034,634
NDS Group PLC, ADR (Internet)* .................................          1,160                   63,365
Next PLC (Retail) ..............................................        168,070                2,022,409
Reckitt Benckiser PLC
  (Consumer Goods and Services) ................................        144,310                1,988,888
Royal Bank of Scotland PLC
  (Banks and Credit Cos.)* .....................................         86,287                2,040,492
Standard Chartered PLC
  (Banks and Credit Cos.)* .....................................        174,210                2,511,645
Vodafone Group PLC
  (Telecommunications)* ........................................      1,146,431                4,207,096
                                                                                            ------------
                                                                                            $ 23,057,504
                                                                                            ------------
    Total Foreign Stocks ......................................................             $107,980,684
                                                                                            ------------
U.S. Stocks -- 2.6%
Oils -- 0.8%
Santa Fe International Corp. ...................................         29,690             $    951,935
                                                                                            ------------
Telecommunications -- 1.8%
NTL, Inc.* .....................................................         42,189             $  1,009,899
Voicestream Wireless Corp.* ....................................         11,360                1,143,100
                                                                                            ------------
                                                                                            $  2,152,999
                                                                                            ------------
    Total U.S. Stocks .........................................................             $  3,104,934
                                                                                            ------------
    Total Stocks (Identified Cost, $109,915,659) ..............................             $111,085,618
                                                                                            ------------
Short-Term Obligation -- 0.4%

                                                                    Principal Amount
                                                                      (000 Omitted)
Goldman Sachs Group LP, due 1/09/01,
  at Amortized Cost ............................................         $  422             $    421,386
                                                                                            ------------
Repurchase Agreements -- 5.8%
Goldman Sachs, dated 12/29/00,
  due 1/02/01, total to be received
  $6,797,868 (secured by various U.S.
  Treasury and Federal Agency obligations
  in jointly traded accounts) ..................................         $6,793             $  6,793,000
Merrill Lynch, dated 12/29/00, due, 01/02/01,
  total to be received $5,004 (secured by
  various U.S. Treasury and Federal Agency
  obligations in a jointly traded account) .....................              5                    5,000
                                                                                            ------------
    Total Repurchase Agreements, at Cost ......................................             $  6,798,000
                                                                                            ------------
    Total Investments (Identified Cost, $117,135,045) .........................             $118,305,004
                                                                                            ------------
Other Assets,
  Less Liabilities -- (0.7)% ..................................................                 (818,805)
                                                                                            ------------
    Net Assets -- 100.0% ......................................................             $117,486,199
                                                                                            ============

           See portfolio footnotes and notes to financial statements.


20-IGS

Portfolio of Investments -- December 31, 2000
Massachusetts Investors Growth Stock Series
Stocks -- 91.3%

Issuer                                                                   Shares                 Value
U.S. Stocks -- 87.8%
Aerospace -- 3.8%
Boeing Co. .....................................................         35,670             $  2,354,220
General Dynamics Corp. .........................................        130,100               10,147,800
Honeywell International, Inc. ..................................        126,200                5,970,838
United Technologies Corp. ......................................        233,900               18,390,387
                                                                                            ------------
                                                                                            $ 36,863,245
                                                                                            ------------
Apparel and Textiles -- 0.3%
Nike, Inc., "B" ................................................         51,200             $  2,857,600
                                                                                            ------------
Automotive -- 0.4%
Harley-Davidson, Inc. ..........................................        100,820             $  4,007,595
                                                                                            ------------
Banks and Credit Companies -- 0.9%
John Hancock Financial Services, Inc. ..........................         48,700             $  1,832,338
PNC Financial Services Group Co. ...............................         36,900                2,696,006
Providian Financial Corp. ......................................         75,100                4,318,250
U.S. Bancorp ...................................................             27                      788
                                                                                            ------------
                                                                                            $  8,847,382
                                                                                            ------------
Biotechnology -- 1.2%
Amgen, Inc.* ...................................................         44,500             $  2,845,219
Pharmacia Corp. ................................................        143,162                8,732,882
                                                                                            ------------
                                                                                            $ 11,578,101
                                                                                            ------------
Business Machines -- 0.9%
Sun Microsystems, Inc.* ........................................        227,506             $  6,341,730
Texas Instruments, Inc. ........................................         48,700                2,307,162
                                                                                            ------------
                                                                                            $  8,648,892
                                                                                            ------------
Business Services -- 1.4%
BEA Systems, Inc.* .............................................         70,810             $  4,766,398
Computer Sciences Corp.* .......................................        117,608                7,071,181
VeriSign, Inc.* ................................................         21,491                1,594,364
                                                                                            ------------
                                                                                            $ 13,431,943
                                                                                            ------------
Cellular Telephones -- 0.9%
Sprint Corp. (PCS Group)* ......................................        423,369             $  8,652,604
                                                                                            ------------
Chemicals -- 0.4%
Praxair, Inc. ..................................................         85,300             $  3,785,188
                                                                                            ------------
Computer Hardware -- Systems -- 0.5%
Compaq Computer Corp. ..........................................        251,238             $  3,781,132
Dell Computer Corp.* ...........................................         83,274                1,452,090
                                                                                            ------------
                                                                                            $  5,233,222
                                                                                            ------------
Computer Software -- Personal Computers -- 1.8%
Mercury Interactive Corp.* .....................................         12,300             $  1,110,075
Microsoft Corp.* ...............................................        377,482               16,373,282
                                                                                            ------------
                                                                                            $ 17,483,357
                                                                                            ------------
Computer Software -- Services -- 1.8%
EMC Corp.* .....................................................        253,195             $ 16,837,467
Internet Security Systems, Inc.* ...............................          7,600                  596,125
Interwoven, Inc.* ..............................................          2,800                  184,625
                                                                                            ------------
                                                                                            $ 17,618,217
                                                                                            ------------
Computer Software -- Systems -- 5.8%
Brocade Communications Systems, Inc.* ..........................         45,000             $  4,131,563
Comverse Technology, Inc.* .....................................         75,792                8,232,906
E.piphany, Inc.* ...............................................         71,531                3,858,203
Extreme Networks, Inc.* ........................................         54,285                2,123,901
Oracle Corp.* ..................................................        563,374               16,373,057
Rational Software Corp.* .......................................        294,668               11,473,635
VERITAS Software Corp.* ........................................        112,776                9,867,900
                                                                                            ------------
                                                                                            $ 56,061,165
                                                                                            ------------
Conglomerates -- 2.9%
Tyco International Ltd. ........................................        517,508             $ 28,721,694
                                                                                            ------------
Consumer Goods and Services -- 1.2%
Dial Corp. .....................................................          9,597             $    105,567
Philip Morris Cos., Inc. .......................................        272,000               11,968,000
                                                                                            ------------
                                                                                            $ 12,073,567
                                                                                            ------------
Electrical Equipment -- 2.1%
General Electric Co. ...........................................        370,636             $ 17,767,363
QLogic Corp.* ..................................................         37,100                2,856,700
                                                                                            ------------
                                                                                            $ 20,624,063
                                                                                            ------------
Electronics -- 3.6%
Analog Devices, Inc.* ..........................................         52,542             $  2,689,494
Applied Micro Circuits Corp.* ..................................         49,300                3,699,811
Atmel Corp.* ...................................................          3,900                   45,338
Flextronics International Ltd.* ................................        436,108               12,429,078
Intel Corp. ....................................................        195,149                5,866,667
Micron Technology, Inc.* .......................................         89,500                3,177,250
Sanmina Corp.* .................................................         60,300                4,620,487
Xilinx, Inc.* ..................................................         47,500                2,190,937
                                                                                            ------------
                                                                                            $ 34,719,062
                                                                                            ------------
Energy -- 0.5%
Dynegy, Inc. ...................................................         94,600             $  5,303,513
                                                                                            ------------
Entertainment -- 3.1%
Carnival Corp. .................................................        121,200             $  3,734,475
Clear Channel Communications, Inc.* ............................         72,500                3,511,719
Fox Entertainment Group, Inc.* .................................             48                      858
Gemstar-TV Guide International, Inc.* ..........................         22,200                1,023,975
Univision Communications, Inc., "A"*  ..........................         65,600                2,685,500
Viacom, Inc., "B"* .............................................        405,076               18,937,303
                                                                                            ------------
                                                                                            $ 29,893,830
                                                                                            ------------
Financial Institutions -- 6.8%
Citigroup, Inc. ................................................        403,854             $ 20,621,795
Federal Home Loan Mortgage Corp. ...............................        384,901               26,510,056
Merrill Lynch & Co., Inc. ......................................        132,100                9,007,569
Morgan Stanley Dean Witter & Co. ...............................         81,600                6,466,800
State Street Corp. .............................................         26,500                3,291,565
                                                                                            ------------
                                                                                            $ 65,897,785
                                                                                            ------------
Financial Services -- 0.3%
American Express Co. ...........................................         45,600             $  2,505,150
                                                                                            ------------
Food and Beverage Products -- 1.8%
Anheuser-Busch Cos., Inc. ......................................         43,200             $  1,965,600
PepsiCo., Inc. .................................................        129,500                6,418,344
Quaker Oats Co. ................................................         90,500                8,812,437
                                                                                            ------------
                                                                                            $ 17,196,381
                                                                                            ------------
Healthcare -- 1.3%
HCA-The Healthcare Co. .........................................        282,630             $ 12,438,546
                                                                                            ------------
Insurance -- 6.1%
AFLAC, Inc. ....................................................        150,313             $ 10,850,720
Allstate Corp. .................................................        114,600                4,992,262
American General Corp. .........................................         18,000                1,467,000
American International Group, Inc. .............................        290,545               28,636,841
CIGNA Corp. ....................................................         54,500                7,210,350
Hartford Financial Services Group, Inc. ........................         78,801                5,565,321
UnumProvident Corp. ............................................         42,560                1,143,800
                                                                                            ------------
                                                                                            $ 59,866,294
                                                                                            ------------
Manufacturing -- 0.3%
Minnesota Mining & Manufacturing Co. ...........................         25,800             $  3,108,900
                                                                                            ------------


                                                                          21-MIS

Issuer                                                                   Shares                 Value
U.S. Stocks -- continued
Medical and Health Products -- 6.6%
Alza Corp.* ....................................................        183,398             $  7,794,415
American Home Products Corp. ...................................        287,123               18,246,666
Bristol-Myers Squibb Co. .......................................        265,700               19,645,194
Pfizer, Inc. ...................................................        408,511               18,791,506
                                                                                            ------------
                                                                                            $ 64,477,781
                                                                                            ------------
Medical and Health Technology and Services -- 4.6%
Applera Corp. -- Applied
  Biosystems Group .............................................        120,995             $ 11,381,092
Cardinal Health, Inc. ..........................................        163,569               16,295,562
IMS Health, Inc. ...............................................        197,000                5,319,000
Medtronic, Inc. ................................................        200,100               12,081,037
                                                                                            ------------
                                                                                            $ 45,076,691
                                                                                            ------------
Oil Services -- 2.6%
BJ Services Co.* ...............................................         52,100             $  3,588,388
Noble Drilling Corp.* ..........................................        120,300                5,225,531
Schlumberger Ltd. ..............................................        203,100               16,235,306
                                                                                            ------------
                                                                                            $ 25,049,225
                                                                                            ------------
Oils -- 3.4%
Coastal Corp. ..................................................        158,900             $ 14,032,856
Exxon Mobil Corp. ..............................................        102,600                8,919,788
Transocean Sedco Forex, Inc. ...................................        215,644                9,919,624
                                                                                            ------------
                                                                                            $ 32,872,268
                                                                                            ------------
Pharmaceuticals -- 0.6%
Watson Pharmaceuticals, Inc.* ..................................        114,134             $  5,842,234
                                                                                            ------------
Retail -- 6.1%
Costco Wholesale Corp.* ........................................        265,600             $ 10,607,400
CVS Corp. ......................................................        388,749               23,300,643
Gap, Inc. ......................................................        189,605                4,834,927
Home Depot, Inc. ...............................................        125,300                5,724,644
RadioShack Corp. ...............................................        145,500                6,229,219
Wal-Mart Stores, Inc. ..........................................        160,597                8,531,716
                                                                                            ------------
                                                                                            $ 59,228,549
                                                                                            ------------
Supermarkets -- 2.7%
Kroger Co.* ....................................................        330,600             $  8,946,863
Safeway, Inc.* .................................................        279,663               17,478,937
                                                                                            ------------
                                                                                            $ 26,425,800
                                                                                            ------------
Technology -- 0.1%
Palm, Inc.* ....................................................         36,000             $  1,019,250
                                                                                            ------------
Telecommunications -- 8.0%
American Tower Corp., "A"* .....................................        339,612             $ 12,862,804
AT&T Corp., "A"* ...............................................        235,300                3,191,256
Charter Communications, Inc.* ..................................         33,000                  748,688
CIENA Corp.* ...................................................         45,148                3,668,275
Cisco Systems, Inc.* ...........................................        728,877               27,879,545
Corning, Inc. ..................................................         86,817                4,585,023
EchoStar Communications Corp.* .................................        303,578                6,906,399
Emulex Corp.* ..................................................         43,458                3,473,924
Juniper Networks, Inc.* ........................................          4,900                  617,706
Metromedia Fiber Network, Inc., "A"*  ..........................         48,688                  492,966
NTL, Inc.* .....................................................         30,677                  734,331
Qwest Communications International, Inc.* ......................        312,500               12,812,500
Time Warner Telecom, Inc.* .....................................          7,800                  494,813
                                                                                            ------------
                                                                                            $ 78,468,230
                                                                                            ------------
Telecommunications and Cable -- 0.6%
Comcast Corp., "A"* ............................................        145,767             $  6,085,772
                                                                                            ------------
Utilities -- Electric -- 2.4%
AES Corp.* .....................................................        295,956             $ 16,388,563
Calpine Corp.* .................................................        150,600                6,786,413
                                                                                            ------------
                                                                                            $ 23,174,976
                                                                                            ------------
    Total U.S. Stocks .........................................................             $855,138,072
                                                                                            ------------
Foreign Stocks -- 3.5%
Bermuda -- 0.4%
Global Crossing Ltd. (Telecommunications)* .....................        241,011             $  3,449,470
                                                                                            ------------
Canada -- 0.3%
Nortel Networks Corp.
  (Telecommunications) .........................................        103,670             $  3,323,919
                                                                                            ------------
China -- 0.3%
China Mobile (Hong Kong) Ltd.
  (Telecommunications)* ........................................        561,500             $  3,066,969
                                                                                            ------------
Finland -- 0.5%
Nokia Corp., ADR (Telecommunications) ..........................        100,700             $  4,380,450
                                                                                            ------------
Israel -- 0.5%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)* .............................         37,963             $  5,070,433
                                                                                            ------------
Netherlands -- 0.2%
Akzo Nobel N.V. (Chemicals) ....................................         38,000             $  2,040,793
                                                                                            ------------
United Kingdom -- 1.3%
Diageo PLC (Food and Beverage
  Products)* ...................................................        473,300             $  5,306,165
Vodafone Group PLC
  (Telecommunications)* ........................................      2,080,508                7,634,909
                                                                                            ------------
                                                                                            $ 12,941,074
                                                                                            ------------
    Total Foreign Stocks ......................................................             $ 34,273,108
                                                                                            ------------
    Total Stocks (Identified Cost, $883,431,766) ..............................             $889,411,180
                                                                                            ------------
Short-Term Obligations -- 8.8%

                                                                   Principal Amount
                                                                     (000 Omitted)
Bank of America, due 1/02/01 ...................................        $ 5,098             $  5,098,000
General Motors Acceptance Corp.,
  due 1/02/01 ..................................................         39,319               39,311,901
Goldman Sachs Group LP, due 1/09/01 ............................          3,470                3,464,949
United Parcel Service America, Inc.,
  due 1/02/01 ..................................................         37,841               37,834,798
                                                                                            ------------
    Total Short-Term Obligations, at Amortized Cost ...........................             $ 85,709,648
                                                                                            ------------
    Total Investments (Identified Cost, $969,141,414) .........................             $975,120,828
                                                                                            ------------
Other Assets,
  Less Liabilities -- (0.1%) ..................................................                 (612,542)
                                                                                            ------------
    Net Assets -- 100.0% ......................................................             $974,508,286
                                                                                            ============

           See portfolio footnotes and notes to financial statements.


22-MIS

Portfolio of Investments -- December 31, 2000
New Discovery Series
Stocks -- 95.9%

Issuer                                                                   Shares                 Value
U.S. Stocks -- 92.6%
Aerospace and Defense -- 0.4%
Teledyne Technologies, Inc.* ...................................         40,400             $    954,450
                                                                                            ------------
Airlines -- 0.7%
Skywest, Inc. ..................................................         53,816             $  1,547,210
                                                                                            ------------
Agricultural Products -- 0.5%
Delta and Pine Land Co. ........................................         61,310             $  1,283,678
                                                                                            ------------
Auto Parts -- 0.4%
Brooks Automation, Inc.* .......................................         29,955             $    840,612
                                                                                            ------------
Biotechnology -- 0.2%
Harvard Bioscience, Inc.* ......................................         23,670             $    233,741
ImmunoGen, Inc.* ...............................................          4,730                  101,400
Introgen Therapeutics, Inc.* ...................................         15,860                  111,020
                                                                                            ------------
                                                                                            $    446,161
                                                                                            ------------
Business Machines -- 1.5%
Affiliated Computer Services, Inc., "A"* .......................         56,350             $  3,419,741
                                                                                            ------------
Business Services -- 15.4%
BISYS Group, Inc.* .............................................         72,434             $  3,775,622
Braun Consulting, Inc.* ........................................        120,290                  443,569
Complete Business Solutions, Inc.* .............................         71,365                  735,952
Concord EFS, Inc.* .............................................         99,925                4,390,455
Dendrite International, Inc.* ..................................         98,941                2,213,805
EGL, Inc.* .....................................................         83,300                1,993,994
eLoyalty Corp.* ................................................        257,630                1,666,544
Gartner Group, Inc., "A"* ......................................         42,510                  293,319
IMRglobal Corp.* ...............................................        148,958                  800,649
infoUSA, Inc.* .................................................         96,092                  324,311
Jupiter Media Metrix, Inc.* ....................................         39,658                  369,315
Meta Group, Inc.* ..............................................         27,504                  178,776
Mettler Toledo International, Inc.* ............................         25,750                1,400,156
Modis Professional Services, Inc.* .............................        134,408                  554,433
National Data Corp. ............................................         96,622                3,538,781
Navigant Consulting Co.* .......................................        156,240                  595,665
NCO Group, Inc.* ...............................................         66,040                2,005,965
NOVA Corp.* ....................................................        159,067                3,171,398
Peregrine Systems, Inc.* .......................................         83,780                1,654,655
Predictive Systems, Inc.* ......................................         42,690                  305,500
Probusiness Services, Inc.* ....................................         37,590                  998,484
Radiant Systems, Inc.* .........................................         61,291                1,256,465
S1 Corp.* ......................................................         55,686                  292,352
Spherion Corp.* ................................................         55,470                  627,504
Technology Solutions Co.* ......................................        150,724                  320,289
WebMD Corp.* ...................................................        238,990                1,896,983
                                                                                            ------------
                                                                                            $ 35,804,941
                                                                                            ------------
Computer Software -- Personal Computers -- 2.0%
Documentum, Inc.* ..............................................         30,640             $  1,522,425
HNC Software, Inc.* ............................................         78,603                2,333,527
Verity, Inc.* ..................................................         31,600                  760,375
                                                                                            ------------
                                                                                            $  4,616,327
                                                                                            ------------
Computer Software -- Services -- 7.8%
Bottomline Technologies, Inc.* .................................         46,770             $  1,201,404
CheckFree Corp.* ...............................................         51,639                2,194,657
Concord Communications, Inc.* ..................................         25,590                  223,913
ePresence, Inc.* ...............................................         81,170                  352,582
Hyperion Solutions Corp.* ......................................        137,679                2,125,420
Internet Security Systems, Inc.* ...............................         20,455                1,604,439
Lightspan, Inc.* ...............................................        202,417                  290,974
Metasolv Software, Inc.* .......................................         94,391                  861,318
Netegrity, Inc.* ...............................................         25,440                1,383,300
Numerical Technologies, Inc.* ..................................         15,250                  275,453
Onyx Software Corp.* ...........................................         56,530                  621,830
Precise Software Solutions Ltd.* ...............................         21,430                  530,393
RSA Security, Inc.* ............................................         89,100                4,711,162
SonicWall, Inc.* ...............................................         10,100                  164,125
Tier Technologies, Inc.* .......................................         97,754                  555,976
Watchguard Technologies, Inc.* .................................         32,947                1,041,949
                                                                                            ------------
                                                                                            $ 18,138,895
                                                                                            ------------
Computer Software -- Systems -- 8.7%
Acxiom Corp.* ..................................................         50,640             $  1,971,795
Aspen Technology, Inc.* ........................................        105,881                3,520,543
AVT Corp.* .....................................................        111,340                  553,221
Computer Network Technology Corp.* .............................        116,660                3,361,266
CSG Systems International, Inc.* ...............................         68,960                3,236,810
Cysive, Inc.* ..................................................         64,961                  267,964
E.piphany, Inc.* ...............................................          8,720                  470,335
JNI Corp.* .....................................................         29,001                  657,960
Packeteer, Inc.* ...............................................         31,506                  389,887
Pinnacle Systems, Inc.* ........................................         78,760                  580,855
RAVISENT Technologies, Inc.* ...................................         79,370                  238,110
Synopsys, Inc.* ................................................         53,238                2,525,478
Transaction System Architects, Inc., "A"* ......................        125,803                1,454,597
Wind River Systems, Inc.* ......................................         30,561                1,042,894
                                                                                            ------------
                                                                                            $ 20,271,715
                                                                                            ------------
Conglomerates -- 0.6%
Sodexho Marriott Services, Inc. ................................         62,003             $  1,371,816
                                                                                            ------------
Construction Services -- 0.6%
Martin Marietta Materials, Inc. ................................         36,288             $  1,534,982
                                                                                            ------------
Consumer Goods and Services -- 0.1%
Sportsline USA, Inc.* ..........................................         58,643             $    311,541
                                                                                            ------------
Containers -- 0.4%
Ivex Packaging Corp.* ..........................................         83,089             $    908,786
                                                                                            ------------
Electronics -- 5.8%
Anadigics, Inc.* ...............................................         41,778             $    684,115
Applied Micro Circuits Corp.* ..................................          2,978                  223,489
Cable Design Technologies Corp.* ...............................         85,255                1,433,350
Credence Systems Corp.* ........................................         49,990                1,149,770
DSP Group, Inc.* ...............................................         33,510                  705,281
DuPont Photomasks, Inc.* .......................................         40,956                2,164,269
GaSonics International Corp.* ..................................         39,333                  722,744
hi/ fn, Inc.* ..................................................         19,230                  528,825
MKS Instruments, Inc.* .........................................         18,716                  290,098
Photronics, Inc.* ..............................................         68,455                1,604,414
PRI Automation, Inc.* ..........................................         60,651                1,137,206
SIPEX Corp.* ...................................................         27,601                  660,699
Varian Semiconductor Equipment
  Associates, Inc.* ............................................         24,400                  579,500
Veeco Instruments, Inc.* .......................................         33,283                1,335,480
Zoran Corp.* ...................................................         16,550                  256,525
                                                                                            ------------
                                                                                            $ 13,475,765
                                                                                            ------------
Energy -- 0.6%
Devon Energy Corp. .............................................         21,818             $  1,330,243
                                                                                            ------------
Entertainment -- 0.4%
Emmis Broadcasting Corp., "A"* .................................         18,830             $    540,186
Spanish Broadcasting Systems, Inc.* ............................         73,570                  367,850
                                                                                            ------------
                                                                                            $    908,036
                                                                                            ------------
Financial Institutions -- 0.6%
Federated Investors, Inc., "A" .................................         32,035             $    933,019
Financial Federal Corp.* .......................................         17,931                  428,103
                                                                                            ------------
                                                                                            $  1,361,122
                                                                                            ------------
Food and Beverage Products -- 0.2%
Del Monte Foods Co.* ...........................................         77,547             $    562,216
                                                                                            ------------


                                                                          23-NDS

Issuer                                                                   Shares                 Value
U.S. Stocks -- continued
Gaming and Hotels -- 0.3%
Station Casinos, Inc.* .........................................         48,944             $    731,101
                                                                                            ------------
Healthcare -- 6.8%
Caremark Rx, Inc.* .............................................        997,683             $ 13,531,076
First Health Group Corp.* ......................................         51,430                2,394,709
                                                                                            ------------
                                                                                            $ 15,925,785
                                                                                            ------------
Internet -- 2.3%
CNET Networks, Inc.* ...........................................         99,260             $  1,588,160
Data Return Corp.* .............................................         82,440                  309,150
Digital Insight Corp.* .........................................         44,648                  806,455
FirePond, Inc.* ................................................         79,940                  754,434
L90, Inc.* .....................................................         39,620                  170,861
Netopia, Inc.* .................................................         45,376                  195,684
Onesource Information Services, Inc.* ..........................         53,380                  413,695
Proxicom, Inc.* ................................................         36,600                  150,975
Retek, Inc.* ...................................................         24,515                  597,553
Ticketmaster Online-Citysearch, Inc.* ..........................         36,648                  306,927
Virage, Inc.* ..................................................         10,400                   55,900
                                                                                            ------------
                                                                                            $  5,349,794
                                                                                            ------------
Machinery -- 0.3%
Asyst Technologies, Inc.* ......................................         48,329             $    649,421
Cognex Corp.* ..................................................          3,910                   86,509
                                                                                            ------------
                                                                                            $    735,930
                                                                                            ------------
Medical and Health Products -- 2.1%
Closure Medical Corp.* .........................................         28,730             $  1,034,280
CONMED Corp.* ..................................................         54,000                  924,750
Haemonetics Corp.* .............................................         64,617                1,995,050
I-STAT Corp.* ..................................................         35,740                  944,876
                                                                                            ------------
                                                                                            $  4,898,956
                                                                                            ------------
Medical and Health Technology and Services -- 12.7%
Allos Therapeutics, Inc.* ......................................         29,230             $    235,667
Arthrocare Corp.* ..............................................         56,168                1,095,276
Ciphergen Biosystems, Inc.* ....................................         12,610                  167,083
Cyberonics, Inc.* ..............................................         56,174                1,306,045
Cytyc Corp.* ...................................................         56,866                3,557,679
Davita, Inc.* ..................................................        219,355                3,756,454
Express Scripts, Inc.* .........................................          9,580                  979,555
IDEXX Laboratories, Inc.* ......................................        110,176                2,423,872
IDX Systems Corp.* .............................................         27,006                  675,150
IMPATH, Inc.* ..................................................         55,320                3,678,780
LifePoint Hospitals, Inc.* .....................................         52,318                2,622,440
Lincare Holdings, Inc.* ........................................         45,200                2,579,225
Martek Biosciences Corp.* ......................................          5,538                   67,841
Omnicare, Inc. .................................................        107,860                2,332,472
Orthodontic Centers of America, Inc.* ..........................         45,571                1,424,094
Osteotech, Inc.* ...............................................         79,620                  378,195
Parexel International Corp.* ...................................         90,020                  973,341
Quorum Health Group, Inc.* .....................................         56,662                  892,426
V. I. Technologies, Inc.* ......................................         66,517                  349,214
VISX, Inc.* ....................................................          7,800                   81,413
                                                                                            ------------
                                                                                            $ 29,576,222
                                                                                            ------------
Oil Services -- 8.2%
CARBO Ceramics, Inc. ...........................................         27,650             $  1,035,147
Cooper Cameron Corp.* ..........................................         20,108                1,328,385
Dril-Quip, Inc.* ...............................................         20,168                  689,494
Global Industries, Inc.* .......................................        264,588                3,621,548
Global Marine, Inc.* ...........................................         36,300                1,030,012
Input/Output, Inc. * ...........................................        110,259                1,123,264
Key Energy Services, Inc.* .....................................         74,970                  782,499
National Oilwell, Inc.* ........................................         34,662                1,340,986
Noble Drilling Corp.* ..........................................         79,424                3,449,980
Trico Marine Services, Inc.* ...................................        217,570                3,358,737
Weatherford International, Inc.* ...............................         29,184                1,378,944
                                                                                            ------------
                                                                                            $ 19,138,996
                                                                                            ------------
Oils -- 3.3%
EOG Resources, Inc. ............................................         18,358             $  1,003,953
Houston Exploration Co.* .......................................         32,223                1,228,502
Louis Dreyfus Natural Gas Corp.* ...............................          3,917                  179,448
Marine Drilling Companies, Inc.* ...............................         68,340                1,828,095
Newfield Exploration Co.* ......................................         40,036                1,899,208
Oceaneering International, Inc.* ...............................         86,970                1,690,479
                                                                                            ------------
                                                                                            $  7,829,685
                                                                                            ------------
Pharmaceuticals -- 0.4%
Abgenix, Inc.* + ...............................................         18,100             $  1,069,031
                                                                                            ------------
Printing and Publishing -- 1.5%
Information Holdings, Inc.* ....................................          3,150             $     73,828
Scholastic Corp.* ..............................................         37,840                3,353,570
                                                                                            ------------
                                                                                            $  3,427,398
                                                                                            ------------
Restaurants and Lodging -- 1.3%
Papa John's International, Inc.* ...............................         62,216             $  1,384,306
Sonic Corp.* ...................................................         67,906                1,583,059
                                                                                            ------------
                                                                                            $  2,967,365
                                                                                            ------------
Special Products and Services -- 0.7%
Harmonic, Inc.* ................................................         45,250             $    257,359
Sylvan Learning Systems, Inc.* .................................         99,200                1,469,400
                                                                                            ------------
                                                                                            $  1,726,759
                                                                                            ------------
Technology -- 0.6%
Varian, Inc.* ..................................................         41,160             $  1,394,295
                                                                                            ------------
Telecommunications -- 5.2%
Advanced Fibre Communications, Inc.*  ..........................         37,880             $    684,207
Amdocs Ltd.* ...................................................         23,350                1,546,937
American Tower Corp., "A"* .....................................            508                   19,241
ANTEC Corp.* ...................................................         50,186                  396,783
Aware, Inc.* ...................................................         36,654                  650,609
Cabletron Systems, Inc.* .......................................        114,921                1,730,998
California Amplifier, Inc.* ....................................         31,317                  289,682
Intermedia Communications, Inc.* ...............................        139,656                1,003,777
Mpower Communications Corp.* ...................................         47,430                  243,079
Natural Microsystems Corp.* ....................................         84,048                  829,974
Netro Corp.* ...................................................         50,800                  352,425
Pinnacle Holdings, Inc.* .......................................        147,263                1,334,571
Proxim, Inc.* ..................................................         24,419                1,050,017
Spectrasite Holdings, Inc.* ....................................         59,880                  793,410
Tekelec Co.* ...................................................         31,760                  952,800
Winstar Communications, Inc.* ..................................         13,950                  163,041
                                                                                            ------------
                                                                                            $ 12,041,551
                                                                                            ------------
    Total U.S. Stocks .........................................................             $215,901,105
                                                                                            ------------
Foreign Stocks -- 3.3%
Canada -- 0.9%
Intertape Polymer Group, Inc.
  (Containers) .................................................         63,550             $    464,709
Mitel Corp. (Telecommunications)* ..............................        199,820                1,611,049
                                                                                            ------------
                                                                                            $  2,075,758
                                                                                            ------------
Ireland -- 1.4%
SmartForce PLC (Internet)* .....................................         89,284             $  3,353,730
                                                                                            ------------
Israel -- 0.5%
Fundtech Ltd.
  (Computer Software -- Systems)* ..............................         68,720             $  1,228,370
                                                                                            ------------


24-NDS

Issuer                                                                   Shares                 Value
Foreign Stocks -- continued
Mexico -- 0.5%
Grupo Aeroportuario del Sureste S.A.
  de C.V., ADR (Transportation)* ...............................         67,140             $  1,116,203
                                                                                            ------------
    Total Foreign Stocks ......................................................             $  7,774,061
                                                                                            ------------
    Total Stocks (Identified Cost, $234,771,710) ..............................             $223,675,166
                                                                                            ------------
Convertible Preferred Stock -- 0.2%
Business Services -- 0.2%
Sitara Networks, Inc.* +
  (Identified Cost, $482,391) ..................................         74,100             $    482,391
                                                                                            ------------
Warrant
Martek Biosciences Corp.*##
  (Identified Cost, $0) ........................................          1,661             $     20,347
                                                                                            ------------
Repurchase Agreements -- 3.5%

                                                                   Principal Amount
                                                                     (000 Omitted)
Goldman Sachs, dated 12/29/00,
  due 01/02/01, total to be received
  $8,291,938 (secured by various U.S.
  Treasury and Federal Agency obligations
  in a jointly traded account), at Cost ........................         $8,286             $  8,286,000
                                                                                            ------------
Merrill Lynch, dated 12/29/00, due 01/02/01,
  total to be received $6,004 (secured
  by various U.S. Treasury and Federal
  Agency obligations in a jointly traded
  account), at Cost ............................................              6                    6,000
                                                                                            ------------
    Total Repurchase Agreements, at Cost ......................................             $  8,292,000
                                                                                            ------------
Short-Term Obligation -- 0.2%
Goldman Sachs Group LP, due
  1/09/01, at Amortized Cost ...................................         $  461             $    460,329
                                                                                            ------------
    Total Investments (Identified Cost, $244,006,430) .........................             $232,930,233
                                                                                            ------------
Other Assets,
  Less Liabilities -- 0.2% ....................................................                  367,071
                                                                                            ------------
    Net Assets -- 100.0% ......................................................             $233,297,304
                                                                                            ============

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments -- December 31, 2000
Research Growth and Income Series
Stocks -- 97.3%

Issuer                                                                   Shares                 Value
U.S. Stocks -- 87.7%
Aerospace -- 3.8%
Boeing Co. .....................................................         17,400             $  1,148,400
General Dynamics Corp. .........................................          9,200                  717,600
United Technologies Corp. ......................................         21,010                1,651,911
                                                                                            ------------
                                                                                            $  3,517,911
                                                                                            ------------
Automotive -- 0.3%
Harley-Davidson, Inc. ..........................................          7,900             $    314,025
                                                                                            ------------
Banks and Credit Companies -- 5.3%
Capital One Financial Corp. ....................................         14,690             $    966,786
Chase Manhattan Corp. ..........................................         22,735                1,033,022
PNC Financial Services Group Co. ...............................         31,830                2,325,579
U.S. Bancorp ...................................................         21,400                  624,612
                                                                                            ------------
                                                                                            $  4,949,999
                                                                                            ------------
Biotechnology -- 2.5%
Pfizer, Inc. ...................................................          9,600             $    441,600
Pharmacia Corp. ................................................         30,215                1,843,115
                                                                                            ------------
                                                                                            $  2,284,715
                                                                                            ------------
Business Machines -- 3.2%
International Business Machines Corp. ..........................         22,200             $  1,887,000
Sun Microsystems, Inc.* ........................................         39,020                1,087,682
                                                                                            ------------
                                                                                            $  2,974,682
                                                                                            ------------
Business Services -- 2.4%
Automatic Data Processing, Inc. ................................         16,600             $  1,050,988
Computer Sciences Corp.* .......................................         19,900                1,196,487
                                                                                            ------------
                                                                                            $  2,247,475
                                                                                            ------------
Chemicals -- 0.3%
Rohm & Haas Co. ................................................          8,000             $    290,500
                                                                                            ------------
Computer Services
Extreme Networks, Inc.* ........................................            600             $     23,475
                                                                                            ------------
Computer Software -- Personal Computers -- 1.2%
Microsoft Corp.* ...............................................         25,410             $  1,102,159
                                                                                            ------------
Computer Software -- Services -- 2.5%
Compaq Computer Corp. ..........................................         14,400             $    216,720
EMC Corp.* .....................................................         31,400                2,088,100
                                                                                            ------------
                                                                                            $  2,304,820
                                                                                            ------------
Conglomerates -- 1.8%
Tyco International Ltd. ........................................         30,560             $  1,696,080
                                                                                            ------------
Consumer Goods and Services -- 0.5%
Fortune Brands, Inc. ...........................................         16,680             $    500,400
                                                                                            ------------
Containers -- 0.1%
Owens Illinois, Inc.* ..........................................          9,110             $     51,813
                                                                                            ------------
Electronics -- 2.9%
Intel Corp. ....................................................         73,200             $  2,200,575
SCI Systems, Inc.* .............................................         12,000                  316,500
Solectron Corp.* ...............................................          5,300                  179,670
                                                                                            ------------
                                                                                            $  2,696,745
                                                                                            ------------
Energy -- 3.9%
AES Corp.* .....................................................          9,900             $    548,213
Enron Corp. ....................................................          7,800                  648,375
Exelon Corp. ...................................................         20,410                1,432,986
General Electric Co. ...........................................         21,200                1,016,275
                                                                                            ------------
                                                                                            $  3,645,849
                                                                                            ------------
Entertainment -- 2.0%
Viacom, Inc., "B"* .............................................         40,400             $  1,888,700
                                                                                            ------------
Financial Institutions -- 4.4%
Citigroup, Inc. ................................................         54,372             $  2,776,370
FleetBoston Financial Corp. ....................................         32,280                1,212,518
Goldman Sachs Group Inc. .......................................            720                   76,995
                                                                                            ------------
                                                                                            $  4,065,883
                                                                                            ------------


                                                                          25-RGI

Issuer                                                                   Shares                 Value
U.S. Stocks -- continued
Food and Beverage Products -- 2.9%
Anheuser-Busch Cos., Inc. ......................................         23,900             $  1,087,450
Quaker Oats Co. ................................................         16,690                1,625,189
                                                                                            ------------
                                                                                            $  2,712,639
                                                                                            ------------
Insurance -- 7.8%
American International Group, Inc. .............................         20,607             $  2,031,077
Gallagher (Arthur J.) & Co. ....................................         29,800                1,896,025
Hartford Financial Services Group, Inc. ........................          6,370                  449,881
Nationwide Financial Services, Inc., "A" .......................         47,800                2,270,500
Renaissancere Holdings Ltd. ....................................          7,100                  556,019
                                                                                            ------------
                                                                                            $  7,203,502
                                                                                            ------------
Machinery -- 3.6%
Deere & Co., Inc. ..............................................         21,000             $    962,062
Ingersoll Rand Co. .............................................         14,400                  603,000
W.W. Grainger, Inc. ............................................         49,200                1,795,800
                                                                                            ------------
                                                                                            $  3,360,862
                                                                                            ------------
Medical and Health Products -- 5.3%
American Home Products Corp. ...................................         42,720             $  2,714,856
Bristol-Myers Squibb Co. .......................................         30,280                2,238,827
                                                                                            ------------
                                                                                            $  4,953,683
                                                                                            ------------
Medical and Health Technology and Services -- 2.2%
Medtronic, Inc. ................................................         34,100             $  2,058,788
                                                                                            ------------
Metals and Minerals -- 1.4%
Alcoa, Inc. ....................................................         37,560             $  1,258,260
                                                                                            ------------
Oil Services -- 3.0%
Baker Hughes, Inc. .............................................         10,500             $    436,406
Global Marine, Inc.* ...........................................         38,300                1,086,762
NiSource, Inc. .................................................          9,900                  304,425
Noble Drilling Corp.* ..........................................          2,200                   95,563
Weatherford International, Inc.* ...............................         19,200                  907,200
                                                                                            ------------
                                                                                            $  2,830,356
                                                                                            ------------
Oils -- 7.4%
Coastal Corp. ..................................................         14,800             $  1,307,025
Conoco, Inc. ...................................................         61,410                1,777,052
Conoco, Inc., "A" ..............................................         18,900                  541,012
Exxon Mobil Corp. ..............................................         30,848                2,681,848
Santa Fe International Corp. ...................................         17,500                  561,094
                                                                                            ------------
                                                                                            $  6,868,031
                                                                                            ------------
Real Estate Investment Trusts -- 1.1%
Highwoods Properties, Inc. .....................................         42,920             $  1,067,635
                                                                                            ------------
Retail -- 6.2%
CVS Corp. ......................................................         38,860             $  2,329,171
Wal-Mart Stores, Inc. ..........................................         63,870                3,393,094
                                                                                            ------------
                                                                                            $  5,722,265
                                                                                            ------------
Supermarkets -- 3.1%
Kroger Co.* ....................................................         26,990             $    730,417
Safeway, Inc.* .................................................         34,220                2,138,750
                                                                                            ------------
                                                                                            $  2,869,167
                                                                                            ------------
Telecommunications -- 6.6%
Allegiance Telecom, Inc.* ......................................            500             $     11,133
Cabletron Systems, Inc.* .......................................         15,300                  230,456
CIENA Corp.* ...................................................          1,700                  138,125
Cisco Systems, Inc.* ...........................................         58,740                2,246,805
Comverse Technology, Inc.* .....................................            300                   32,588
Corning, Inc. ..................................................         19,562                1,033,118
EchoStar Communications Corp.* .................................          9,300                  211,575
Gannett Co., Inc. ..............................................         20,000                1,261,250
Level 3 Communications, Inc.* ..................................          6,500                  213,281
Qwest Communications International, Inc.* ......................          4,200                  172,200
SBA Communications Corp.* ......................................          3,900                  160,144
Teletech Holdings, Inc.* .......................................         22,600                  415,275
                                                                                            ------------
                                                                                            $  6,125,950
                                                                                            ------------
    Total U.S. Stocks .........................................................             $ 81,586,369
                                                                                            ------------
Foreign Stocks -- 9.6%
Bermuda -- 0.5%
Global Crossing Ltd. (Telecommunications)* .....................         26,600             $    380,713
Tycom Ltd. (Telecommunications)* ...............................          3,000                   67,125
                                                                                            ------------
                                                                                            $    447,838
                                                                                            ------------
Brazil -- 1.6%
Empresa Brasileira de Aeronautica S.A.,
  ADR (Aerospace and Defense) ..................................         37,870             $  1,505,332
                                                                                            ------------
Canada -- 1.4%
Canadian National Railway Co. (Railroads) ......................         38,229             $  1,134,923
Nortel Networks Corp.
  (Telecommunications) .........................................          3,400                  109,013
                                                                                            ------------
                                                                                            $  1,243,936
                                                                                            ------------
Japan -- 0.2%
Fast Retailing Co., Ltd. (Retail) ..............................          1,000             $    195,835
                                                                                            ------------
Netherlands -- 2.0%
ING Groep N.V. (Financial Services)*  ..........................         11,007             $    879,257
Royal Dutch Petroleum Co. (Oils) ...............................         16,500                1,010,998
                                                                                            ------------
                                                                                            $  1,890,255
                                                                                            ------------
Switzerland -- 1.1%
Nestle S.A. (Food and Beverage Products) .......................             62             $    144,631
Novartis AG (Biotechnology) ....................................            400                  707,233
Syngenta AG (Biotechnology) ....................................          3,000                  161,071
                                                                                            ------------
                                                                                            $  1,012,935
                                                                                            ------------
United Kingdom -- 2.8%
BP Amoco PLC, ADR (Oils) .......................................         34,458             $  1,649,677
Lloyds TSB Group PLC
  (Banks and Credit Cos.)* .....................................             43                      455
Vodafone Group PLC (Telecommunications)* .......................        261,289                  958,861
                                                                                            ------------
                                                                                            $  2,608,993
                                                                                            ------------
    Total Foreign Stocks ......................................................             $  8,905,124
                                                                                            ------------
    Total Stocks (Identified Cost, $83,002,151) ...............................             $ 90,491,493
                                                                                            ------------
Repurchase Agreements -- 2.1%

                                                                    Principal Amount
                                                                      (000 Omitted)
Goldman Sachs dated 12/29/00,
  due 01/02/01, total to be received
  $1,945,393 (secured by various U.S.
  Treasury and Federal Agency obligations
  in a jointly traded account), at Cost ........................         $1,944             $  1,944,000
Merrill Lynch, dated 12/29/00,
  due 01/02/01, total to be received
  $1,001 (secured by various U.S.
  Treasury and Federal Agency obligations
  in a jointly traded account), at Cost ........................              1                    1,000
                                                                                            ------------
    Total Repurchase Agreements, at Cost ......................................             $  1,945,000
                                                                                            ------------
    Total Investments (Identified Cost, $84,947,151) ..........................             $ 92,436,493
                                                                                            ------------
Other Assets,
  Less Liabilities -- 0.6% ....................................................                  524,936
                                                                                            ------------
    Net Assets -- 100.0% ......................................................             $ 92,961,429
                                                                                            ============

           See portfolio footnotes and notes to financial statements.


26-RGI

Portfolio of Investments -- December 31, 2000
Research International Series
Stocks -- 99.1%

Issuer                                                                   Shares                 Value
Foreign Stocks -- 95.6%
Australia -- 2.5%
Australia & New Zealand Banking Group
  Ltd. (Banks and Credit Cos.)* ................................        170,270             $  1,361,601
Broken Hill Proprietary Co. Ltd. (Mining) ......................         68,340                  720,401
                                                                                            ------------
                                                                                            $  2,082,002
                                                                                            ------------
Brazil -- 0.6%
Empresa Brasileira de Aeronautica S.A.,
  ADR (Aerospace and Defense) ..................................         11,760             $    467,460
                                                                                            ------------
Canada -- 2.2%
AT&T Canada, Inc. (Telecommunications)* ........................         13,000             $    379,438
BCE, Inc. (Telecommunications) .................................         45,960                1,329,967
Nortel Networks Corp.
  (Telecommunications) .........................................          4,314                  138,318
                                                                                            ------------
                                                                                            $  1,847,723
                                                                                            ------------
China -- 1.0%
China Mobile (Hong Kong) Ltd.
  (Telecommunications) .........................................        149,500             $    816,584
                                                                                            ------------
Denmark -- 1.1%
Danske Bank (Banks and Credit Cos.)*  ..........................         52,740             $    949,708
                                                                                            ------------
France -- 9.4%
Alcatel Co. (Telecommunications)* ..............................         20,890             $  1,186,624
Axa (Insurance) ................................................          7,247                1,047,848
Bouygues S.A. (Construction)* ..................................         10,340                  468,422
Business Objects S.A., ADR
  (Computer Software -- Systems)* ..............................          2,500                  141,563
Natexis Co. (Financial Services)* ..............................          3,326                  294,947
Sanofi-Synthelabo S.A. (Medical and
  Health Products) .............................................         11,020                  734,614
Societe Television Francaise 1
  (Entertainment)* .............................................         13,350                  720,723
Technip S.A. (Construction) ....................................          9,425                1,368,076
Total Fina Elf S.A., "B" (Oils) ................................         11,275                1,676,838
Valtech (Consulting Services) ..................................         13,418                  129,131
                                                                                            ------------
                                                                                            $  7,768,786
                                                                                            ------------
Germany -- 4.7%
comdirect bank AG (Financial Services)* ........................            120             $      2,704
Fresenius AG (Medical Supplies) ................................          1,980                  527,962
Fresenius AG, Preferred (Medical Supplies) .....................         15,560                  745,074
GFT Technology AG (Computer
  Software -- Services) ........................................          4,410                  174,731
Henkel KGaA, Preferred (Chemicals) .............................          5,209                  338,928
ProSieben Sat.1 Media, Preferred
  (Broadcasting) ...............................................         49,470                1,472,382
SAP AG, Preferred (Computer
  Software -- Services) ........................................          4,260                  599,157
                                                                                            ------------
                                                                                            $  3,860,938
                                                                                            ------------
Hong Kong -- 0.5%
Li + Fung Ltd. (Consumer Goods and
  Services)* ...................................................        215,000             $    390,072
                                                                                            ------------
Italy -- 1.5%
Banca Intesa S.p.A. (Financial Services) .......................        122,610             $    589,407
Monte Paschi Siena (Banks and
  Credit Cos.) .................................................        154,680                  688,386
                                                                                            ------------
                                                                                            $  1,277,793
                                                                                            ------------
Japan -- 18.8%
Canon, Inc. (Special Products and Services) ....................         34,000             $  1,190,059
Chugai Pharmaceutical Co. Ltd.
  (Pharmaceuticals) ............................................        124,000                2,061,603
Daikin Industries Ltd.
  (Consumer Goods and Services) ................................         57,000                1,097,305
Eisai Co. Ltd. (Medical and Health Products) ...................         14,000                  490,025
Fast Retailing Co., Ltd. (Retail) ..............................         10,600                2,075,849
Fujikura (Wire and Cable Products) .............................         69,000                  516,836
Honda Motor Co. (Automotive) ...................................         23,000                  857,368
Keyence Corp. (Electronics) ....................................          3,100                  759,538
Mimasu Semiconductor Industry Co. Ltd.
  (Electronics) ................................................         27,500                  238,712
Murata Manufacturing Co. Ltd. (Electronics) ....................          3,900                  457,298
Nitto Denko Corp. (Industrial
  Goods and Services) ..........................................         13,000                  352,643
NTT DoCoMo, Inc. (Telecommunications) ..........................             62                1,068,778
Rohm Co. (Electronics) .........................................          1,700                  322,804
Secom Co.
  (Consumer Goods and Services) ................................         12,500                  814,884
Shionogi & Co., Ltd. (Pharmaceuticals) .........................         29,000                  591,267
Sumitomo Electric Industries
  (Wire and Cable Products) ....................................         51,800                  849,433
Sumitomo Realty & Development
  (Real Estate) ................................................        132,000                  664,158
Tokyo Broadcasting System, Inc.
  (Entertainment) ..............................................         21,000                  621,106
Tokyo Gas Co. Ltd. (Gas) .......................................        204,000                  603,360
                                                                                            ------------
                                                                                            $ 15,633,026
                                                                                            ------------
Mexico -- 0.8%
Grupo Aeroportuario del Sureste S.A.
  de C.V., ADR (Transportation)* ...............................         21,440             $    356,440
Telefonos de Mexico S.A., ADR
  (Telecommunications) .........................................          7,560                  341,145
                                                                                            ------------
                                                                                            $    697,585
                                                                                            ------------
Netherlands -- 14.1%
ABN Amro Holdings N.V. (Finance)* ..............................         19,890             $    452,302
Akzo Nobel N.V. (Chemicals) ....................................         28,177                1,513,248
Fugro N.V. (Engineering)* ......................................          6,305                  406,984
Hunter Douglas N.V., ADR
  (Consumer Goods and Services)* ...............................         16,269                  446,029
ING Groep N.V. (Financial Services)*  ..........................         41,887                3,346,002
Jomed N.V. (Medical and Health Products)* ......................          9,490                  521,236
KPN N.V. (Telecommunications)* .................................         46,607                  536,489
Libertel N.V. (Cellular Telecommunications)* ...................         41,250                  462,819
Philips Electronics N.V. (Electronics)* ........................         27,093                  992,576
Royal Dutch Petroleum Co. (Oils) ...............................         41,780                2,559,970
Verenigde Nederlandse Uitgeversbedrijven
  Verenigd Bezit (Publishing)* .................................          9,710                  477,260
                                                                                            ------------
                                                                                            $ 11,714,915
                                                                                            ------------
Singapore -- 2.1%
Datacraft Asia Ltd. (Telecommunications) .......................         94,062             $    443,972
DBS Group Holdings Ltd.
  (Financial Services) .........................................         40,141                  454,383
Overseas Union Bank Ltd.
  (Banks and Credit Cos.) ......................................        124,000                  580,075
Singapore Press Holdings Ltd.
  (Printing and Publishing) ....................................         16,000                  236,558
                                                                                            ------------
                                                                                            $  1,714,988
                                                                                            ------------
South Korea -- 0.4%
Korea Telecom Corp. (Telecommunications) .......................         10,883             $    337,373
                                                                                            ------------
Spain -- 0.7%
Cortefiel S.A. (Retail) ........................................         31,791             $    528,320
Grupo Auxiliar Metalurgico, S.A. (Energy)* .....................            510                   12,258
                                                                                            ------------
                                                                                            $    540,578
                                                                                            ------------
Sweden -- 1.0%
Saab AB, "B" (Aerospace) .......................................         98,036             $    810,558
Scandinavia Online Co. (Internet)* .............................          4,445                   14,842
                                                                                            ------------
                                                                                            $    825,400
                                                                                            ------------


                                                                          27-RIS

Issuer                                                                   Shares                 Value
Foreign Stocks -- continued
Switzerland -- 9.9%
Julius Baer Holdings
  (Banks and Credit Cos.) ......................................             99             $    541,922
Leica Geosystems AG (Technology) * .............................          2,110                  651,074
Nestle S.A. (Food and Beverage Products) .......................            470                1,096,396
Novartis AG
  (Medical and Health Products) ................................          1,515                2,678,644
Syngenta AG (Chemicals)* .......................................         23,202                1,245,725
Synthes-Stratec, Inc.
  (Medical and Health Products)* ...............................          2,665                1,964,105
                                                                                            ------------
                                                                                            $  8,177,866
                                                                                            ------------
United Kingdom -- 24.3%
AstraZeneca Group PLC (Medical and
  Health Products) .............................................         13,778             $    695,093
Bank of Scotland (Banks and Credit Cos.)* ......................         62,580                  655,280
BP Amoco PLC, ADR (Oils) .......................................         37,071                1,774,774
British Telecommunications PLC
  (Telecommunications)* ........................................         67,350                  575,860
Capital Radio PLC (Broadcasting) ...............................         12,086                  216,794
CGNU PLC (Insurance)* ..........................................         64,698                1,046,408
COLT Telecom Group PLC
  (Telecommunications) .........................................         18,840                  405,533
Diageo PLC (Food and Beverage Products)* .......................        135,870                1,523,238
Granada Media (Media)* .........................................             80                      508
HSBC Holdings PLC
  (Banks and Credit Cos.)* .....................................        188,495                2,775,358
HSBC Holdings PLC, HK REG
  (Banks and Credit Cos.)* .....................................         86,075                1,280,221
Next PLC (Retail) ..............................................         91,752                1,104,064
Reed International (Publishing) ................................         63,220                  661,509
Reuters Group PLC (Business Services) ..........................         69,774                1,181,698
Royal Bank of Scotland PLC
  (Banks and Credit Cos.)* .....................................         56,396                1,333,638
Standard Chartered PLC
  (Banks and Credit Cos.)* .....................................         78,210                1,127,580
Vodafone Group PLC
  (Telecommunications)* ........................................      1,044,131                3,831,682
                                                                                            ------------
                                                                                            $ 20,189,238
                                                                                            ------------
    Total Foreign Stocks ......................................................             $ 79,292,035
                                                                                            ------------
U.S. Stocks -- 3.5%
Biotechnology -- 1.3%
Pharmacia Corp. ................................................         17,066             $  1,041,026
                                                                                            ------------
Cellular Telephones -- 0.9%
Powertel, Inc.* ................................................         11,270             $    698,036
                                                                                            ------------
Internet -- 0.1%
VIA Net.Works, Inc.* ...........................................         27,310             $    104,119
                                                                                            ------------
Oils -- 0.8%
Santa Fe International Corp. ...................................         21,550             $    690,947
                                                                                            ------------
Telecommunications -- 0.4%
NTL, Inc.* .....................................................         15,247             $    364,975
                                                                                            ------------
    Total U.S. Stocks .........................................................             $  2,899,103
                                                                                            ------------
    Total Stocks (Identified Cost, $83,698,330) ...............................             $ 82,191,138
                                                                                            ------------
Short-Term Obligations -- 6.2%

                                                                    Principal Amount
Issuer                                                                (000 Omitted)             Value
Bank of America, due 1/02/01 ...................................         $  437             $    437,000
Federal Home Loan Bank, due 1/02/01 ............................          4,512                4,511,279
Goldman Sachs Group LP, due 1/09/01 ............................            216                  215,686
                                                                                            ------------
    Total Short-Term Obligations, at Amortized Cost ...........................             $  5,163,965
                                                                                            ------------
    Total Investments (Identified Cost, $88,862,295) ..........................             $ 87,355,103
                                                                                            ------------
Other Assets,
  Less Liabilities -- (5.3)% ..................................................               (4,410,327)
                                                                                            ------------
    Net Assets -- 100.0% ......................................................             $ 82,944,776
                                                                                            ============

           See portfolio footnotes and notes to financial statements.


28-RIS

Portfolio of Investments -- December 31, 2000
Strategic Growth Series
Stocks -- 95.1%

Issuer                                                                   Shares                 Value
U.S. Stocks -- 89.5%
Aerospace -- 2.0%
United Technologies Corp. ......................................         22,050             $  1,733,681
                                                                                            ------------
Biotechnology -- 3.5%
Applera Corp.* .................................................         15,190             $  1,428,809
Pharmacia Corp. ................................................         26,337                1,606,557
                                                                                            ------------
                                                                                            $  3,035,366
                                                                                            ------------
Broadcasting -- 1.0%
EchoStar Communications Corp.* .................................         36,240             $    824,460
                                                                                            ------------
Business Machines -- 1.3%
Affiliated Computer Services, Inc., "A"* .......................         16,620             $  1,008,626
Sun Microsystems, Inc.* ........................................          4,290                  119,584
                                                                                            ------------
                                                                                            $  1,128,210
                                                                                            ------------
Business Services -- 7.0%
Ariba, Inc.* ...................................................          1,800             $     96,525
Automatic Data Processing, Inc. ................................         26,260                1,662,586
BEA Systems, Inc.* .............................................          9,410                  633,411
BISYS Group, Inc.* .............................................         18,090                  942,941
Computer Sciences Corp.* .......................................         15,840                  952,380
First Data Corp. ...............................................         10,735                  565,600
Fiserv, Inc.* ..................................................          2,180                  103,414
Teletech Holdings, Inc.* .......................................         60,780                1,116,833
                                                                                            ------------
                                                                                            $  6,073,690
                                                                                            ------------
Cellular Telephones -- 1.3%
Motorola, Inc. .................................................         12,197             $    246,989
Sprint Corp. (PCS Group)* ......................................         43,630                  891,688
                                                                                            ------------
                                                                                            $  1,138,677
                                                                                            ------------
Computer Hardware -- Systems -- 0.7%
Dell Computer Corp.* ...........................................         34,970             $    609,789
                                                                                            ------------
Computer Software -- Personal Computers -- 2.7%
Microsoft Corp.* ...............................................         54,120             $  2,347,455
                                                                                            ------------
Computer Software -- Services -- 1.9%
Documentum, Inc.* ..............................................         14,590             $    724,940
EMC Corp.* .....................................................         13,280                  883,120
Portal Software, Inc.* .........................................          4,110                   32,238
                                                                                            ------------
                                                                                            $  1,640,298
                                                                                            ------------
Computer Software -- Systems -- 11.4%
BMC Software, Inc.* ............................................         34,635             $    484,890
BroadVision, Inc.* .............................................         18,640                  220,185
Brocade Communications Systems, Inc.* ..........................          6,350                  583,009
Cadence Design Systems, Inc.* ..................................         30,510                  839,025
Computer Associates International, Inc. ........................         33,720                  657,540
Compuware Corp.* ...............................................         29,530                  184,563
E.piphany, Inc.* ...............................................         16,520                  891,048
I2 Technologies, Inc.* .........................................          4,210                  228,919
Oracle Corp.* ..................................................         52,310                1,520,259
PeopleSoft, Inc.* ..............................................         17,540                  652,269
Rational Software Corp.* .......................................         57,130                2,224,499
VERITAS Software Corp.* ........................................         16,458                1,440,075
                                                                                            ------------
                                                                                            $  9,926,281
                                                                                            ------------
Conglomerates -- 3.7%
Tyco International Ltd. ........................................         57,950             $  3,216,225
                                                                                            ------------
Consumer Goods and Services -- 0.7%
Harley-Davidson, Inc. ..........................................         14,230             $    565,643
                                                                                            ------------
Electrical Equipment -- 1.1%
General Electric Co. ...........................................         20,400             $    977,925
                                                                                            ------------
Electronics -- 1.5%
Applied Micro Circuits Corp.* ..................................          2,270             $    170,356
Emulex Corp.* ..................................................             60                    4,796
Extreme Networks, Inc.* ........................................          8,760                  342,735
Intel Corp. ....................................................          8,090                  243,206
Micron Technology, Inc.* .......................................         15,310                  543,505
SCI Systems, Inc.* .............................................          1,250                   32,969
                                                                                            ------------
                                                                                            $  1,337,567
                                                                                            ------------
Entertainment -- 1.7%
Infinity Broadcasting Corp., "A"* ..............................         43,635             $  1,219,053
Viacom, Inc., "B"* .............................................          5,173                  241,838
                                                                                            ------------
                                                                                            $  1,460,891
                                                                                            ------------
Financial Institutions -- 4.7%
Citigroup, Inc. ................................................         26,620             $  1,359,284
Federal Home Loan Mortgage Corp. ...............................         20,120                1,385,765
Federal National Mortgage Assn .................................            850                   73,738
FleetBoston Financial Corp. ....................................         16,700                  627,294
J.P. Morgan Chase & Co. ........................................          9,290                  422,114
Merrill Lynch & Co., Inc. ......................................          1,740                  118,646
Morgan Stanley Dean Witter & Co. ...............................          1,200                   95,100
                                                                                            ------------
                                                                                            $  4,081,941
                                                                                            ------------
Insurance -- 6.6%
AFLAC, Inc. ....................................................         13,150             $    949,266
American International Group, Inc. .............................         16,935                1,669,156
Arthur J. Gallagher & Co. ......................................         13,850                  881,206
Hartford Financial Services Group, Inc. ........................          9,600                  678,000
St. Paul Cos., Inc. ............................................         28,340                1,539,216
                                                                                            ------------
                                                                                            $  5,716,844
                                                                                            ------------
Internet -- 1.4%
Internet Security Systems, Inc.* ...............................          4,740             $    371,794
Kana Communications, Inc.* .....................................          9,180                  105,570
VeriSign, Inc.* ................................................          9,358                  694,246
                                                                                            ------------
                                                                                            $  1,171,610
                                                                                            ------------
Medical and Health Products -- 2.7%
American Home Products Corp. ...................................         15,905             $  1,010,763
Bristol-Myers Squibb Co. .......................................         18,330                1,355,274
                                                                                            ------------
                                                                                            $  2,366,037
                                                                                            ------------
Medical and Health Technology and Services
VISX, Inc.* ....................................................          2,100             $     21,919
                                                                                            ------------
Oil Services -- 5.4%
Baker Hughes, Inc. .............................................         23,630             $    982,122
Global Marine, Inc.* ...........................................         26,650                  756,194
Halliburton Co. ................................................         11,490                  416,513
Noble Drilling Corp.* ..........................................         13,770                  598,134
Santa Fe International Corp. ...................................         32,250                1,034,016
Weatherford International, Inc.* ...............................         18,370                  867,982
                                                                                            ------------
                                                                                            $  4,654,961
                                                                                            ------------
Oils -- 1.0%
Conoco, Inc. ...................................................          5,400             $    156,262
Transocean Sedco Forex, Inc. ...................................         16,142                  742,532
                                                                                            ------------
                                                                                            $    898,794
                                                                                            ------------
Retail -- 5.2%
Best Buy Co., Inc.* ............................................          9,740             $    287,939
CVS Corp. ......................................................         26,270                1,574,558
Office Depot, Inc.* ............................................         63,070                  449,374
RadioShack Corp. ...............................................         22,020                  942,731
Wal-Mart Stores, Inc. ..........................................         23,660                1,256,937
                                                                                            ------------
                                                                                            $  4,511,539
                                                                                            ------------


                                                                          29-SGS

Issuer                                                                   Shares                 Value
U.S. Stocks -- continued
Supermarkets -- 2.8%
Kroger Co.* ....................................................         45,000             $  1,217,812
Safeway, Inc.* .................................................         18,905                1,181,563
                                                                                            ------------
                                                                                            $  2,399,375
                                                                                            ------------
Telecommunications -- 15.1%
ADC Telecommunications, Inc.* ..................................         17,950             $    325,344
Allegiance Telecom, Inc.* ......................................         26,270                  584,918
American Tower Corp., "A"* .....................................         41,800                1,583,175
AT&T Corp., "A"* ...............................................         47,010                  637,573
Cabletron Systems, Inc.* .......................................         29,850                  449,616
Cisco Systems, Inc.* ...........................................         60,610                2,318,332
Comverse Technology, Inc.* .....................................          9,000                  977,625
Corning, Inc. ..................................................         32,170                1,698,978
Cox Communications, Inc.* ......................................         16,220                  755,244
McLeodUSA, Inc., "A"* ..........................................          8,120                  114,695
Metromedia Fiber Network, Inc., "A"*  ..........................         25,288                  256,041
NTL, Inc.* .....................................................          2,189                   52,399
Qwest Communications International, Inc.* ......................         24,670                1,011,470
Time Warner Telecom, Inc.* .....................................         10,160                  644,525
UnitedGlobalCom, Inc.* .........................................         15,620                  212,822
Vignette Corp.* ................................................         48,300                  869,400
Winstar Communications, Inc.* ..................................         12,680                  148,198
XO Communications, Inc.* .......................................         28,240                  503,025
                                                                                            ------------
                                                                                            $ 13,143,380
                                                                                            ------------
Telecommunications and Cable -- 0.5%
CIENA Corp.* ...................................................          3,750             $    304,687
Comcast Corp., "A"* ............................................          3,370                  140,698
                                                                                            ------------
                                                                                            $    445,385
                                                                                            ------------
Telecom -- Wire Less -- 0.9%
SBA Communications Corp.* ......................................         19,560             $    803,183
                                                                                            ------------
Utilities -- Electric -- 1.7%
AES Corp.* .....................................................         13,700             $    758,637
Calpine Corp.* .................................................         14,880                  670,530
                                                                                            ------------
                                                                                            $  1,429,167
                                                                                            ------------
    Total U.S. Stocks .........................................................             $ 77,660,293
                                                                                            ------------
Foreign Stocks -- 5.6%
Bermuda -- 0.6%
Global Crossing Ltd.
  (Telecommunications)* ........................................         38,210             $    546,881
                                                                                            ------------
Canada -- 0.7%
Nortel Networks Corp.
  (Telecommunications) .........................................         20,410             $    654,396
                                                                                            ------------
Hong Kong -- 0.3%
Pacific Century CyberWorks Ltd.
  (Telecommunications)* ........................................         21,375             $    288,521
                                                                                            ------------
Israel -- 0.4%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)* .............................          2,310             $    308,529
                                                                                            ------------
Japan -- 0.4%
Fast Retailing Co., Ltd. (Retail) ..............................          1,940             $    379,919
                                                                                            ------------
Singapore -- 1.4%
Flextronics International Ltd. (Electronics)* ..................         41,270             $  1,176,195
                                                                                            ------------
Sweden
Tele1 Europe Holdings AB
  (Telecommunications)* ........................................            140             $        675
                                                                                            ------------
United Kingdom -- 1.8%
BP Amoco PLC, ADR (Oils) .......................................          5,590             $    267,621
HSBC Holdings PLC
  (Banks and Credit Cos.)* .....................................         40,227                  592,294
Vodafone Group PLC
  (Telecommunications)* ........................................        183,784                  674,438
                                                                                            ------------
                                                                                            $  1,534,353
                                                                                            ------------
    Total Foreign Stocks ......................................................             $  4,889,469
                                                                                            ------------
    Total Stocks (Identified Cost, $94,313,412) ...............................             $ 82,549,762
                                                                                            ------------
Convertible Preferred Stock
Insurance
Lincoln National Corp. 1.85%,
  (Identified Cost, $6,058) ....................................            350             $      7,875
                                                                                            ------------
Convertible Bond

                                                                    Principal Amount
                                                                      (000 Omitted)
Financial Services
Bell Atlantic Financial Services, Inc.,
  4.25s, 2005## (Identified Cost $14,689) ......................         $   12             $     12,840
                                                                                            ------------
Short-Term Obligations -- 4.5%
Bank of America, due 1/02/01 ...................................         $  470             $    470,000
Federal Home Loan Bank, due 1/02/01 ............................          3,180                3,179,492
Goldman Sachs Group LP, due 1/09/01 ............................            222                  221,677
                                                                                            ------------
    Total Short-Term Obligations, at Amortized Cost ...........................             $  3,871,169
                                                                                            ------------
    Total Investments (Identified Cost, $98,205,328) ..........................             $ 86,441,646
                                                                                            ------------
Other Assets,
  Less Liabilities -- 0.4% ....................................................                  381,211
                                                                                            ------------
    Net Assets -- 100.0% ......................................................             $ 86,822,857
                                                                                            ============

           See portfolio footnotes and notes to financial statements.


30-SGS

Portfolio of Investments -- December 31, 2000
Technology Series
Stocks -- 91.9%

Issuer                                                                   Shares                 Value
U.S. Stocks -- 83.6%
Biotechnology -- 3.3%
Amgen, Inc.* ...................................................          5,200             $    332,475
Genentech, Inc.* ...............................................          4,750                  387,125
Pharmacia Corp. ................................................          5,350                  326,350
                                                                                            ------------
                                                                                            $  1,045,950
                                                                                            ------------
Business Machines -- 3.0%
Sun Microsystems, Inc.* ........................................         18,080             $    503,980
Texas Instruments, Inc. ........................................          9,460                  448,168
                                                                                            ------------
                                                                                            $    952,148
                                                                                            ------------
Business Services -- 4.2%
BEA Systems, Inc.* .............................................          3,670             $    247,037
Computer Sciences Corp.* .......................................          6,290                  378,186
Finisar Corp.* .................................................          5,630                  163,270
VeriSign, Inc.* ................................................          7,337                  544,314
                                                                                            ------------
                                                                                            $  1,332,807
                                                                                            ------------
Cellular Telephones -- 1.2%
Motorola, Inc. .................................................         19,160             $    387,990
                                                                                            ------------
Communication Services -- 0.9%
SBA Communications Corp.* ......................................          6,640             $    272,655
                                                                                            ------------
Computer Hardware -- Systems -- 2.1%
Compaq Computer Corp. ..........................................         19,390             $    291,819
Dell Computer Corp.* ...........................................         22,100                  385,369
                                                                                            ------------
                                                                                            $    677,188
                                                                                            ------------
Computer Software -- Personal Computers -- 2.2%
Mercury Interactive Corp.* .....................................          2,340             $    211,185
Microsoft Corp.* ...............................................         11,450                  496,644
                                                                                            ------------
                                                                                            $    707,829
                                                                                            ------------
Computer Software -- Services -- 9.8%
CacheFlow, Inc.* ...............................................          4,999             $     85,295
CheckFree Corp.* ...............................................          3,711                  157,718
EMC Corp.* .....................................................         14,380                  956,270
Informatica Corp.* .............................................          4,980                  197,021
Internet Security Systems, Inc.* ...............................          4,909                  385,050
Interwoven, Inc.* ..............................................          2,825                  186,273
Netegrity, Inc.* ...............................................          3,665                  199,284
RSA Security, Inc.* ............................................          4,010                  212,029
Speechworks International, Inc. ................................          3,180                  156,019
webMethods, Inc.* ..............................................          2,610                  232,127
Yahoo, Inc.* ...................................................         12,290                  369,468
                                                                                            ------------
                                                                                            $  3,136,554
                                                                                            ------------
Computer Software -- Systems -- 16.3%
Brocade Communications Systems, Inc.* ..........................          3,160             $    290,128
Citrix Systems, Inc.* ..........................................         19,130                  430,425
Commerce One, Inc.* ............................................          2,260                   57,206
Comverse Technology, Inc.* .....................................          6,603                  717,251
CSG Systems International, Inc.* ...............................          7,190                  337,481
E.piphany, Inc.* ...............................................          5,640                  304,207
Exodus Communications, Inc.* ...................................         18,980                  379,600
Extreme Networks, Inc.* ........................................         17,147                  670,876
I2 Technologies, Inc.* .........................................          5,430                  295,256
Inktomi Corp.* .................................................          4,570                   81,689
Nuance Communications, Inc.* ...................................          2,170                   93,581
Oracle Corp.* ..................................................         10,910                  317,072
Rational Software Corp.* .......................................          7,394                  287,904
Redback Networks, Inc.* ........................................          4,300                  176,300
VERITAS Software Corp.* ........................................          8,646                  756,525
                                                                                            ------------
                                                                                            $  5,195,501
                                                                                            ------------
Electrical Equipment -- 1.7%
QLogic Corp.* ..................................................          7,079             $    545,083
                                                                                            ------------
Electronics -- 5.0%
Flextronics International Ltd.* ................................         11,700             $    333,450
Micron Technology, Inc.* .......................................          4,500                  159,750
Sanmina Corp.* .................................................          8,360                  640,585
Triquint Semiconductor, Inc.* ..................................          2,000                   87,375
Xilinx, Inc.* ..................................................          8,000                  369,000
                                                                                            ------------
                                                                                            $  1,590,160
                                                                                            ------------
Entertainment -- 0.2%
Gemstar-TV Guide International, Inc.* ..........................          1,200             $     55,350
                                                                                            ------------
Internet -- 2.9%
BroadVision, Inc.* .............................................          8,730             $    103,123
CNET Networks, Inc.* ...........................................         31,740                  507,840
XO Communications, Inc. ........................................         18,230                  324,722
                                                                                            ------------
                                                                                            $    935,685
                                                                                            ------------
Medical and Health Products -- 5.7%
Allergan, Inc. .................................................          2,930             $    283,661
Alza Corp.* ....................................................         12,860                  546,550
American Home Products Corp. ...................................          7,710                  489,970
Pfizer, Inc. ...................................................         10,700                  492,200
                                                                                            ------------
                                                                                            $  1,812,381
                                                                                            ------------
Medical and Health Technology and Services -- 3.8%
Applera Corp. -- Applied Biosystems
  Group ........................................................          5,887             $    553,746
Genzyme Corp.* .................................................          2,600                  233,837
Human Genome Sciences, Inc.* ...................................          1,100                   76,244
Medtronic, Inc. ................................................          5,550                  335,081
                                                                                            ------------
                                                                                            $  1,198,908
                                                                                            ------------
Pharmaceuticals -- 0.4%
Millennium Pharmaceuticals, Inc.* ..............................          2,000             $    123,750
                                                                                            ------------
Telecommunications -- 20.9%
Allegiance Telecom, Inc.* ......................................          2,800             $     62,344
American Tower Corp., "A"* .....................................          9,630                  364,736
Andrew Corp.* ..................................................          9,000                  195,750
Cabletron Systems, Inc.* .......................................         21,392                  322,217
CIENA Corp.* ...................................................          8,594                  698,263
Cisco Systems, Inc.* ...........................................         22,196                  848,997
Corning, Inc. ..................................................          6,090                  321,628
EchoStar Communications Corp.* .................................         15,740                  358,085
Emulex Corp.* ..................................................          3,806                  304,242
Juniper Networks, Inc.* ........................................          1,650                  208,003
Level 3 Communications, Inc.* ..................................         14,100                  462,656
Lucent Technologies, Inc. ......................................         19,900                  268,650
Natural Microsystems Corp.* ....................................         21,310                  210,436
Netro Corp.* ...................................................         21,384                  148,352
Network Appliance, Inc.* .......................................          9,370                  601,437
Powerwave Technologies, Inc.* ..................................          4,350                  254,475
Qwest Communications International, Inc.* ......................          8,110                  332,510
RF Micro Devices, Inc.* ........................................          8,650                  237,334
Scientific-Atlanta, Inc. .......................................          8,310                  270,595
Tekelec Co.* ...................................................          7,041                  211,230
                                                                                            ------------
                                                                                            $  6,681,940
                                                                                            ------------
    Total U.S. Stocks .........................................................             $ 26,651,879
                                                                                            ------------
Foreign Stocks -- 8.3%
Bermuda -- 0.7%
Tycom Ltd. (Telecommunications)* ...............................         10,020             $    224,197
                                                                                            ------------
Canada -- 2.0%
Mitel Corp. (Telecommunications)* ..............................          8,290             $     66,838
Nortel Networks Corp.
  (Telecommunications) .........................................         18,045                  578,568
                                                                                            ------------
                                                                                            $    645,406
                                                                                            ------------


                                                                           31-TS

Issuer                                                                   Shares                 Value
Foreign Stocks -- continued
Finland -- 0.9%
Nokia Corp., ADR (Telecommunications) ..........................          6,760             $    294,060
                                                                                            ------------
France
Alcatel Alsthom Compagnie, ADR
  (Telecommunications) .........................................             50             $      2,797
                                                                                            ------------
Germany -- 1.2%
SAP AG, ADR
  (Computer Software -- Systems) ...............................         11,530             $    388,417
                                                                                            ------------
Israel -- 1.2%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)* .............................          2,942             $    392,941
                                                                                            ------------
Switzerland -- 2.3%
Novartis AG
  (Biotechnology) ..............................................            405             $    716,073
                                                                                            ------------
    Total Foreign Stocks ......................................................             $  2,663,891
                                                                                            ------------
    Total Stocks (Identified Cost, $32,679,634) ...............................             $ 29,315,770
                                                                                            ------------
Short-Term Obligation -- 0.4%

                                                                    Principal Amount
                                                                      (000 Omitted)
Goldman Sachs Group LP, due 1/09/01,
  at Amortized Cost ............................................         $  132             $    131,808
                                                                                            ------------
Repurchase Agreements -- 8.7%
Goldman Sachs, dated 12/29/00,
  due 1/2/01, total to be received
  $2,771,985 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at cost ............................................         $2,770             $  2,770,000
Merrill Lynch, dated 12/29/00,
  due 1/2/01, total to be received
  $2,001 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at cost ............................................              2                    2,000
                                                                                            ------------
    Total Repurchase Agreements, at Cost ......................................             $  2,772,000
                                                                                            ------------
    Total Investments (Identified Cost, $35,583,442) ..........................             $ 32,219,578
                                                                                            ------------
Other Assets,
  Less Liabilities -- (1.0)% ..................................................                 (312,446)
                                                                                            ------------
    Net Assets -- 100.0% ......................................................             $ 31,907,132
                                                                                            ============

           See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:

*  Non-income producing security.
## SEC Rule 144A restriction.
+  Restricted Security.


32-TS

MFS/Sun Life Series Trust
Statement of Assets and Liabilities -- December 31, 2000

                                                                                                                  Massachusetts
                                                                                                                    Investors
                                                                      Capital         Equity     International        Growth
Assets:                                                            Opportunities      Income         Growth           Stock
  Investments --                                                      Series          Series         Series           Series
                                                                   -------------   ------------   ------------   --------------
    Unaffiliated issuers, at cost ..............................   $737,925,424    $110,153,275   $117,135,045   $  969,141,414
    Unrealized appreciation (depreciation) .....................    (47,880,198)     14,771,381      1,169,959        5,979,414
                                                                   ------------    ------------   ------------   --------------
        Total investments, at value ............................   $690,045,226    $124,924,656   $118,305,004   $  975,120,828
  Investments of cash collateral for securities loaned, at
    identified cost and value ..................................     24,968,327       2,468,186     10,386,998       21,654,637
  Cash .........................................................          8,412           1,685         64,468          788,011
  Foreign currency, at value (identified cost, $87,255, $8,242,
    $48,873, and $2,009, respectively) .........................         88,941           8,054         49,359            2,079
  Receivable for investments sold ..............................     11,373,124          62,459         63,200       19,758,176
  Receivable for series shares sold ............................        405,348         517,678         68,647        1,319,147
  Interest and dividends receivable ............................        230,264         146,709        126,313          410,150
  Other assets .................................................          1,503              25            181              211
                                                                   ------------    ------------   ------------   --------------
        Total assets ...........................................   $727,121,145    $128,129,452   $129,064,170   $1,019,053,239
                                                                   ============    ============   ============   ==============
Liabilities:
  Payable for investments purchased ............................   $ 13,456,976    $  1,350,572   $  1,101,454   $   22,609,729
  Payable for series shares reacquired .........................        153,482          57,280         28,572          153,345
  Collateral for securities loaned, at value ...................     24,968,327       2,468,186     10,386,998       21,654,637
  Payable to affiliate for management fee ......................         40,521           7,644          9,310           60,751
  Accrued expenses and other liabilities .......................         69,567          24,935         51,637           66,491
                                                                   ------------    ------------   ------------   --------------
        Total liabilities ......................................   $ 38,688,873    $  3,908,617   $ 11,577,971   $   44,544,953
                                                                   ------------    ------------   ------------   --------------
Net assets .....................................................   $688,432,272    $124,220,835   $117,486,199   $  974,508,286
                                                                   ============    ============   ============   ==============
Net assets consist of:
  Paid-in capital ..............................................   $645,488,161    $102,451,402   $110,899,772   $  956,309,984
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies     (47,887,220)     14,770,468      1,168,890        5,981,615
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions ..........................     90,831,331       5,927,900      4,607,224       11,263,608
  Accumulated undistributed net investment income ..............             --       1,071,065        810,313          953,079
          Total ................................................   $688,432,272    $124,220,835   $117,486,199   $  974,508,286
                                                                   ============    ============   ============   ==============
  Shares of beneficial interest outstanding ....................     33,240,127       8,594,445      9,922,519       67,174,045
                                                                     ==========       =========      =========       ==========
  Net asset value, offering price and redemption price per share
    (net assets/shares of beneficial interest outstanding) .....       $20.71          $14.45         $11.84           $14.51
                                                                       ======          ======         ======           ======

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statement of Assets and Liabilities -- continued

                                                                                 Research
Assets:                                                                New      Growth and    Research     Strategic
  Investments --                                                    Discovery     Income    International   Growth       Technology
                                                                     Series       Series       Series       Series         Series
                                                                  ------------  -----------  -----------  ------------  -----------
    Unaffiliated issuers, at cost ..............................  $244,006,430  $84,947,151  $88,862,295  $ 98,205,328  $35,583,442
    Unrealized appreciation (depreciation) .....................   (11,076,197)   7,489,342   (1,507,192)  (11,763,682)  (3,363,864)
                                                                  ------------  -----------  -----------  ------------  -----------
        Total investments, at value ............................  $232,930,233  $92,436,493  $87,355,103  $ 86,441,646  $32,219,578
  Investments of cash collateral for securities loaned, at
    identified cost and value ..................................    33,512,930    2,675,006    8,203,250       277,408           --
  Cash .........................................................        47,004          441      148,054        19,071       11,072
  Foreign currency, at value (identified cost, $0, $5,
    $13,778, $8,309, $0, respectively) .........................            --            5       13,893         8,458           --
  Receivable for investments sold ..............................     3,134,681      650,459      619,932       305,169    1,471,929
  Receivable for series shares sold ............................       609,578       78,693      109,631       119,137      355,995
  Interest and dividends receivable ............................        12,560       60,095       58,056        27,244        2,228
  Other assets .................................................           775          247          222            --           --
                                                                  ------------  -----------  -----------  ------------  -----------
        Total assets ...........................................  $270,247,761  $95,901,439  $96,508,141  $ 87,198,133  $34,060,802
                                                                  ============  ===========  ===========  ============  ===========
Liabilities:
  Payable for investments purchased ............................  $  3,369,093  $   171,063  $ 5,179,819  $     47,945  $ 2,141,827
  Payable for series shares reacquired .........................        17,672       51,255      144,557        18,057           67
  Collateral for securities loaned, at value ...................    33,512,930    2,675,006    8,203,250       277,408           --
  Payable to affiliate for management fee ......................        17,489        5,770        6,766         5,462        2,015
  Accrued expenses and other liabilities .......................        33,273       36,916       28,973        26,404        9,761
                                                                  ------------  -----------  -----------  ------------  -----------
        Total liabilities ......................................  $ 36,950,457  $ 2,940,010  $13,563,365  $    375,276  $ 2,153,670
                                                                  ------------  -----------  -----------  ------------  -----------
Net assets .....................................................  $233,297,304  $92,961,429  $82,944,776  $ 86,822,857  $31,907,132
                                                                  ============  ===========  ===========  ============  ===========
Net assets consist of:
  Paid-in capital ..............................................  $227,948,114  $83,236,960  $82,840,497  $ 98,617,627  $39,464,209
  Unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities in
    foreign currencies .........................................   (11,076,197)   7,488,614   (1,518,878)  (11,763,407)  (3,363,864)
  Accumulated undistributed net realized gain (loss)
    on investments and foreign currency transactions ...........    16,425,387    1,830,709      925,528       (31,363)  (4,199,058)
  Accumulated undistributed net investment income ..............            --      405,146      697,629            --        5,845
                                                                  ------------  -----------  -----------  ------------  -----------
          Total ................................................  $233,297,304  $92,961,429  $82,944,776  $ 86,822,857  $31,907,132
                                                                  ============  ===========  ===========  ============  ===========
  Shares of beneficial interest outstanding ....................    14,595,718    6,359,206    6,532,571     7,959,056    3,743,550
                                                                    ==========    =========    =========     =========    =========
  Net asset value, offering price and redemption price per share
    (net assets/shares of beneficial interest outstanding) .....      $15.98       $14.62       $12.70        $10.91        $8.52
                                                                      ======       ======       ======        ======        =====

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 2000

                                                                                                                      Massachusetts
Net investment income (loss):                                         Capital           Equity        International     Investors
  Income --                                                        Opportunities        Income           Growth       Growth Stock
                                                                      Series            Series           Series          Series
                                                                  -------------    -------------    -------------    -------------
    Interest ..................................................   $   1,631,173    $     198,094    $     374,187    $   4,219,730
    Income on securities loaned ...............................         212,758           10,715           48,008          135,839
    Dividends .................................................       2,910,153        1,468,582        1,744,443        3,308,573
    Foreign taxes withheld ....................................         (56,387)         (28,665)        (178,489)         (44,394)
                                                                  -------------    -------------    -------------    -------------
      Total investment income .................................   $   4,697,697    $   1,648,726    $   1,988,149    $   7,619,748
                                                                  -------------    -------------    -------------    -------------
  Expenses--
    Management fee ............................................   $   4,313,669    $     493,979    $     896,945    $   6,039,797
    Trustees' compensation ....................................          10,186              949            1,553           12,663
    Administrative fee ........................................          84,961            8,419           12,680          111,651
    Custodian fee .............................................         293,898           38,409          168,604          235,587
    Printing ..................................................          60,202            9,583           18,365           74,646
    Auditing fees .............................................          29,310           16,946           31,060           14,946
    Legal fees ................................................           1,473            1,301               --            1,311
    Miscellaneous .............................................             776               --            8,929           12,672
                                                                  -------------    -------------    -------------    -------------
      Total expenses ..........................................   $   4,794,475    $     569,586    $   1,138,136    $   6,503,273
    Fees paid indirectly ......................................         (26,034)          (7,312)          (7,699)         (21,830)
                                                                  -------------    -------------    -------------    -------------
      Net expenses ............................................   $   4,768,441    $     562,274    $   1,130,437    $   6,481,443
                                                                  -------------    -------------    -------------    -------------
        Net investment income (loss) ..........................   $     (70,744)   $   1,086,452    $     857,712    $   1,138,305
                                                                  -------------    -------------    -------------    -------------
Realized and unrealized gain (loss) on investments and
  foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions ...................................   $  91,309,227    $   6,037,467    $   4,690,553    $  17,384,724
    Foreign currency transactions .............................         (37,100)          (9,578)         (42,263)        (185,207)
                                                                  -------------    -------------    -------------    -------------
      Net realized gain on investments and foreign
        currency transactions .................................   $  91,272,127    $   6,027,889    $   4,648,290    $  17,199,517
                                                                  -------------    -------------    -------------    -------------
  Change in unrealized appreciation (depreciation) --
    Investments ...............................................   $(142,884,235)   $  13,553,426    $ (12,981,639)   $ (94,196,949)
    Translation of assets and liabilities in foreign currencies         (10,354)            (916)            (296)           2,250
                                                                  -------------    -------------    -------------    -------------
      Net unrealized gain (loss) on investments and foreign
        currency translation ..................................   $(142,894,589)   $  13,552,510    $ (12,981,343)   $ (94,194,699)
                                                                  -------------    -------------    -------------    -------------
        Net realized and unrealized gain (loss) on investments
          and foreign currency ................................   $ (51,622,462)   $  19,580,399    $  (8,333,053)   $ (76,995,182)
                                                                  -------------    -------------    -------------    -------------
          Increase (decrease) in net assets from operations ...   $ (51,693,206)   $  20,666,851    $  (7,475,341)   $ (75,856,877)
                                                                  =============    =============    =============    =============

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations -- continued

Net investment income (loss):                                                     Research
                                                                        New      Growth and    Research    Strategic
   Income --                                                         Discovery     Income    International   Growth      Technology
                                                                      Series       Series       Series       Series       Series*
                                                                   ------------  ----------  -----------  ------------  -----------
      Interest ..................................................  $    724,592  $  165,423  $   178,910  $    280,314  $    70,933
      Income on securities loaned ...............................        70,742       6,227       31,305         5,791           --
      Dividends .................................................        49,819   1,018,839    1,263,411       158,662        1,868
      Foreign taxes withheld ....................................          (795)     (9,376)     (70,413)       (3,152)         (33)
                                                                   ------------  ----------  -----------  ------------  -----------
        Total investment income .................................  $    844,358  $1,181,113  $ 1,403,213  $    441,615  $    72,768
                                                                   ------------  ----------  -----------  ------------  -----------
   Expenses --
      Management fee ............................................  $  1,373,925  $  645,170  $   520,487  $    386,593  $    49,872
      Trustees' compensation ....................................         1,521       1,837          691           247            3
      Administrative fee ........................................        20,493      12,108        6,844         6,687          432
      Custodian fee .............................................        58,786      39,204      111,678        29,229        3,957
      Printing ..................................................        24,367      11,210        8,369        35,271        6,857
      Auditing fees .............................................        17,896      43,310       15,310        16,946       14,150
      Legal fees ................................................         1,099         951          756         1,303          970
      Miscellaneous .............................................         2,869       2,826        2,522         3,577          719
                                                                   ------------  ----------  -----------  ------------  -----------
        Total expenses ..........................................  $  1,500,956  $  756,616  $   666,657  $    479,853  $    76,960
      Fees paid indirectly ......................................        (7,165)     (2,810)      (6,362)       (8,703)      (1,200)
      Reduction of expenses by investment adviser ...............            --          --           --            --       (9,264)
                                                                   ------------  ----------  -----------  ------------  -----------
        Net expenses ............................................  $  1,493,791  $  753,806  $   660,295  $    471,150  $    66,496
                                                                   ------------  ----------  -----------  ------------  -----------
           Net investment income (loss) .........................  $   (649,433) $  427,307  $   742,918  $    (29,535) $     6,272
                                                                   ------------  ----------  -----------  ------------  -----------
Realized and unrealized gain (loss) on investments and
  foreign currency transactions:
   Realized gain (loss) (identified cost basis)--
      Investment transactions ...................................  $ 16,233,702  $1,964,380  $ 1,082,936  $      1,312  $(4,199,058)
      Securities sold short .....................................     1,276,491          --           --            --           --
      Foreign currency transactions .............................             4      (2,422)     (43,826)       (1,658)        (427)
                                                                   ------------  ----------  -----------  ------------  -----------
        Net realized gain (loss) on investments and foreign
          currency transactions .................................  $ 17,510,197  $1,961,958  $ 1,039,110  $       (346) $(4,199,485)
                                                                   ------------  ----------  -----------  ------------  -----------
   Change in unrealized appreciation (depreciation)--
      Investments ...............................................  $(27,607,452) $  127,725  $(6,969,305) $(12,347,974) $(3,363,864)
      Securities sold short .....................................        18,702          --           --            --           --
      Translation of assets and liabilities in foreign
        currencies ..............................................            --        (594)     (11,372)          289           --
                                                                   ------------  ----------  -----------  ------------  -----------
        Net unrealized gain (loss) on investments and foreign
          currency translation ..................................  $(27,588,750) $  127,131  $(6,980,677) $(12,347,685) $(3,363,864)
                                                                   ------------  ----------  -----------  ------------  -----------
           Net realized and unrealized gain on investments and
             foreign currency ...................................  $(10,078,553) $2,089,089  $(5,941,567) $(12,348,031) $(7,563,349)
                                                                   ------------  ----------  -----------  ------------  -----------
              Increase (decrease) in net assets from
                operations ......................................  $(10,727,986) $2,516,396  $(5,198,649) $(12,377,566) $(7,557,077)
                                                                   ============  ==========  ===========  ============  ===========

*For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 2000

                                                                                                              Massachusetts
                                                                                                                Investors
Increase (decrease) in net assets:                             Capital          Equity       International       Growth
From operations --                                          Opportunities       Income          Growth            Stock
                                                                Series          Series          Series           Series
                                                            -------------    ------------    -------------    -------------
   Net investment income (loss) .........................   $     (70,744)   $  1,086,452    $     857,712    $   1,138,305
   Net realized gain on investments and foreign
     currency transactions ..............................      91,272,127       6,027,889        4,648,290       17,199,517
   Net unrealized gain (loss) on investments and
     foreign currency translation .......................    (142,894,589)     13,552,510      (12,981,343)     (94,194,699)
                                                            -------------    ------------    -------------    -------------
      Increase (decrease) in net assets from operations .   $ (51,693,206)   $ 20,666,851    $  (7,475,341)   $ (75,856,877)
                                                            -------------    ------------    -------------    -------------
Distributions declared to shareholders --
   From net investment income ...........................   $          --    $   (302,108)   $    (238,767)   $    (610,815)
   From net realized gain on investments and foreign
     currency transactions ..............................     (60,732,979)       (247,579)      (1,340,602)     (28,550,473)
                                                            -------------    ------------    -------------    -------------
      Total distributions declared to shareholders ......   $ (60,732,979)   $   (549,687)   $  (1,579,369)   $ (29,161,288)
                                                            -------------    ------------    -------------    -------------
Net increase in net assets from series share transactions   $ 363,654,154    $ 62,932,166    $  59,634,053    $ 535,596,022
                                                            -------------    ------------    -------------    -------------
        Total increase in net assets ....................   $ 251,227,969    $ 83,049,330    $  50,579,343    $ 430,577,857
Net assets --
   At beginning of period ...............................     437,204,303      41,171,505       66,906,856      543,930,429
                                                            -------------    ------------    -------------    -------------
   At end of period .....................................   $ 688,432,272    $124,220,835    $ 117,486,199    $ 974,508,286
                                                            =============    ============    =============    =============
Accumulated undistributed net investment income included
  in net assets at end of period ........................   $      --        $  1,071,065    $     810,313    $     953,079
                                                            =============    ============    =============    =============

                                                                             Research
Increase (decrease) in net assets:                                New        Growth and    Research     Strategic
From operations --                                             Discovery       Income    International   Growth        Technology
                                                                Series         Series       Series       Series          Series*
                                                            ------------    -----------  -----------  ------------    -----------
   Net investment income (loss) .........................   $   (649,433)   $   427,307  $   742,918  $    (29,535)   $     6,272
   Net realized gain (loss) on investments and foreign
     currency transactions ..............................     17,510,197      1,961,958    1,039,110          (346)    (4,199,485)
   Net unrealized gain (loss) on investments and foreign
     currency translation ...............................    (27,588,750)       127,131   (6,980,677)  (12,347,685)    (3,363,864)
                                                            ------------    -----------  -----------  ------------    -----------
      Increase (decrease) in net assets from operations .   $(10,727,986)   $ 2,516,396  $(5,198,649) $(12,377,566)   $(7,557,077)
                                                            ------------    -----------  -----------  ------------    -----------
Distributions declared to shareholders --
      From net investment income ........................   $     --        $  (372,524) $    (2,362) $    (16,241)   $   --
      From net realized gain on investments and foreign
        currency transactions ...........................     (7,196,933)    (1,093,642)  (2,214,427)      (10,880)   $   --
                                                            ------------    -----------  -----------  ------------    -----------
        Total distributions declared to shareholders ....   $ (7,196,933)   $(1,466,166) $(2,216,789) $    (27,121)   $   --
                                                            ------------    -----------  -----------  ------------    -----------
Net increase in net assets from series share transactions   $185,439,942    $12,819,631  $60,210,248  $ 90,069,385    $39,464,209
                                                            ------------    -----------  -----------  ------------    -----------
        Total increase in net assets ....................   $167,515,023    $13,869,861  $52,794,810  $ 77,664,698    $31,907,132
Net assets --
   At beginning of period ...............................     65,782,281     79,091,568   30,149,966     9,158,159    $   --
                                                            ------------    -----------  -----------  ------------    -----------
   At end of period .....................................   $233,297,304    $92,961,429  $82,944,776  $ 86,822,857    $31,907,132
                                                            ============    ===========  ===========  ============    ===========
Accumulated undistributed net investment income included
  in net assets at end of period ........................   $    --         $   405,146  $   697,629  $    --         $     5,845
                                                            ============    ===========  ===========  ============    ===========

*For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1999

                                                                                                          Massachusetts
                                                                                                            Investors
Increase (decrease) in net assets:                             Capital        Equity      International      Growth
From operations --                                          Opportunities     Income         Growth           Stock
                                                               Series         Series         Series          Series
                                                            ------------    -----------    -----------    ------------
  Net investment income .................................   $     63,930    $   411,403    $   264,196    $    660,046
  Net realized gain on investments and foreign
    currency transactions ...............................     59,744,094         99,115      5,821,807      23,149,464
  Net unrealized gain on investments and foreign
    currency translation ................................     62,452,322        709,386     10,626,538      90,749,757
                                                            ------------    -----------    -----------    ------------
    Increase in net assets from operations ..............   $122,260,346    $ 1,219,904    $16,712,541    $114,559,267
                                                            ------------    -----------    -----------    ------------
Distributions declared to shareholders --
  From net investment income ............................   $   (438,071)   $   (47,860)   $  (218,603)   $    --
  From net realized gain on investments and foreign
    currency transactions ...............................     (4,929,801)       --             --           (3,090,851)
                                                            ------------    -----------    -----------    ------------
    Total distributions declared to shareholders ........   $ (5,367,872)   $   (47,860)   $  (218,603)   $ (3,090,851)
                                                            ------------    -----------    -----------    ------------
Net increase in net assets from series share transactions   $129,599,457    $31,506,627    $14,731,699    $351,224,761
                                                            ------------    -----------    -----------    ------------
      Total increase in net assets ......................   $246,491,931    $32,678,671    $31,225,637    $462,693,177
Net assets --
  At beginning of period ................................    190,712,372      8,492,834     35,681,219      81,237,252
                                                            ------------    -----------    -----------    ------------
  At end of period ......................................   $437,204,303    $41,171,505    $66,906,856    $543,930,429
                                                            ============    ===========    ===========    ============
Accumulated undistributed net investment income
  included in net assets at end of period ...............   $    --         $   307,675    $   233,631    $    654,424
                                                            ============    ===========    ===========    ============

                                                                            Research
Increase in net assets:                                          New       Growth and      Research       Strategic
From operations --                                            Discovery      Income      International     Growth
                                                               Series        Series         Series         Series*
                                                            -----------    -----------    -----------    ----------
  Net investment income (loss) ..........................   $  (179,437)   $   391,915    $    28,215    $   15,457
  Net realized gain on investments and foreign
    currency transactions ...............................     7,151,680      1,687,554      2,143,478        10,182
  Net unrealized gain on investments and foreign
    currency translation ................................    15,011,090      2,434,026      5,318,222       584,278
                                                            -----------    -----------    -----------    ----------
    Increase in net assets from operations ..............   $21,983,333    $ 4,513,495    $ 7,489,915    $  609,917
                                                            -----------    -----------    -----------    ----------
Distributions declared to shareholders --
  From net investment income ............................   $    --        $  (197,936)   $    (1,910)   $   --
  From net realized gain on investments and foreign
    currency transactions ...............................      (135,762)        --             --            --
                                                            -----------    -----------    -----------    ----------
    Total distributions declared to shareholders ........   $  (135,762)   $  (197,936)   $    (1,910)   $   --
                                                            -----------    -----------    -----------    ----------
Net increase in net assets from series share transactions   $30,654,767    $35,624,229    $19,142,651    $8,422,214
                                                            -----------    -----------    -----------    ----------
  Capital contribution by investment adviser ............   $    --        $    --        $    --        $  126,028
                                                            -----------    -----------    -----------    ----------
      Total increase in net assets ......................   $52,502,338    $39,939,788    $26,630,656    $9,158,159
Net assets --
  At beginning of period ................................    13,279,943     39,151,780      3,519,310        --
                                                            -----------    -----------    -----------    ----------
  At end of period ......................................   $65,782,281    $79,091,568    $30,149,966    $9,158,159
                                                            ===========    ===========    ===========    ==========
Accumulated undistributed net investment income included
  in net assets at end of period ........................   $     --       $   373,878    $    40,417    $   16,194
                                                            ===========    ===========    ===========    ==========

* For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 1999.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights

                                                   Capital Opportunities Series                        Equity Income Series
                                           ---------------------------------------------------     ------------------------------
                                                                                      Period                             Period
Per Share data (for a share                         Year Ended December 31,            Ended     Year Ended December 31,  Ended
   outstanding throughout                  ---------------------------------------- December 31,   ------------------- December 31,
   each period):                             2000       1999      1998       1997      1996*         2000       1999     1998**
                                           --------   --------  --------   --------   --------     --------   --------  --------
Net asset value -- beginning
   of period ............................  $24.5081   $16.9825  $13.9339   $11.0055   $10.0000     $11.2114   $10.5038  $10.0000
                                           --------   --------  --------   --------   --------     --------   --------  --------
Income from investment
   operations# --
   Net investment income
      (loss)(ss) ........................  $(0.0028)  $ 0.0046  $ 0.0477   $ 0.1466   $ 0.0916     $ 0.2019   $ 0.1989  $ 0.1379
   Net realized and unrealized
      gain (loss) on investments
      and foreign currency
      transactions ......................   (0.9575)    7.9499    3.6598     2.8785     0.9139       3.1616     0.5389    0.3659
                                           --------   --------  --------   --------   --------     --------   --------  --------
        Total from investment
          operations ....................  $(0.9603)  $ 7.9545  $ 3.7075   $ 3.0251   $ 1.0055     $ 3.3635   $ 0.7378  $ 0.5038
                                           --------   --------  --------   --------   --------     --------   --------  --------
Less distributions declared to
   shareholders --
   From net investment income ...........  $   --     $(0.0350) $(0.0620)  $(0.0221)  $  --        $(0.0667)  $(0.0302) $  --
   From net realized gain on
      investments and foreign
      currency transactions .............   (2.8369)   (0.3939)  (0.5969)   (0.0746)     --         (0.0546)     --        --
                                           --------   --------  --------   --------   --------     --------   --------  --------
        Total distributions declared to
           shareholders .................  $(2.8369)  $(0.4289) $(0.6589)  $(0.0967)  $  --        $(0.1213)  $(0.0302) $  --
                                           --------   --------  --------   --------   --------     --------   --------  --------
Net asset value -- end of period ........  $20.7109   $24.5081  $16.9825   $13.9339   $11.0055     $14.4536   $11.2114  $10.5038
                                           ========   ========  ========   ========   ========     ========   ========  ========
Total return+++ .........................     (4.88)%    47.65%    26.97%     27.57%     10.10%++     30.25%      7.05%     5.00%++
Ratios (to average net assets)/
   Supplemental data(ss):
   Expenses## ...........................      0.79%      0.84%     0.86%      0.77%      0.63%+       0.87%      1.01%     1.03%+
   Net investment income (loss) .........     (0.01)%     0.02%     0.31%      1.15%      1.75%+       1.66%      1.81%     2.16%+
Portfolio turnover ......................       117%       145%      135%       129%        52%          85%        76%      101%
Net assets at end of period
   (000 Omitted) ........................  $688,432   $437,204  $190,712   $ 87,744   $ 16,700     $124,221   $ 41,172  $  8,493

(ss) The investment adviser voluntarily waived a portion of its fee for the Capital Opportunities Series for certain of the periods indicated. In addition, the investment adviser agreed to maintain the expenses of the Capital Opportunities Series at not more than 1.00% of average daily net assets for certain of the periods indicated. The investment adviser agreed to maintain the expenses of the Equity Income Series, exclusive of management fees, at not more than 0.25% of average daily net assets for the period indicated. If these fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income per share and ratios would have been:

Net investment income .........................                            $ 0.1296   $ 0.0537                          $ 0.1070
Ratios (to average net assets):
   Expenses## .................................                                0.90%      1.35%+                            1.51%+
   Net investment income ......................                                1.03%      1.02%+                            1.68%+

* For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 1996.
** For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
+     Annualized.
++    Not annualized.
#     Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
+++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                                                      Massachusetts Investors
                                                      International Growth Series                       Growth Stock Series
                                          ----------------------------------------------------      -----------------------------
                                                                                      Period                              Period
Per Share data (for a share                        Year Ended December 31,             Ended     Year Ended December 31,   Ended
   outstanding throughout                 ----------------------------------------- December 31,    ------------------- December 31,
   each period):                            2000       1999       1998       1997       1996*         2000       1999      1998**
                                          --------   --------   --------   --------   --------      --------   --------  --------
Net asset value -- beginning
   of period ..........................   $13.0994   $ 9.7306   $ 9.6480   $ 9.8213   $10.0000      $16.1293   $12.0804  $10.0000
                                          --------   --------   --------   --------   --------      --------   --------  --------
Income (loss) from investment
   operations# --
   Net investment income
     (loss)(ss) .......................   $ 0.1160   $ 0.0615   $ 0.0843   $ 0.1201   $ 0.0748      $ 0.0228   $ 0.0337  $(0.0001)
   Net realized and unrealized
      gain (loss) on investments
      and foreign currency
      transactions ....................    (1.1264)    3.3625     0.1060    (0.2747)   (0.2535)      (0.9722)    4.2185    2.0805
                                          --------   --------   --------   --------   --------      --------   --------  --------
        Total from investment
          operations ..................   $(1.0104)  $ 3.4240   $ 0.1903   $(0.1546)  $(0.1787)     $(0.9494)  $ 4.2522  $ 2.0804
                                          --------   --------   --------   --------   --------      --------   --------  --------
Less distributions declared to
   shareholders --
   From net investment income .........   $(0.0376)  $(0.0552)  $(0.1077)  $(0.0187)  $   --        $(0.0141)  $   --    $   --
   From net realized gain on
      investments and foreign
      currency transactions ...........    (0.2110)      --         --         --         --         (0.6727)   (0.2033)     --
                                          --------   --------   --------   --------   --------      --------   --------  --------
        Total distributions
           declared to shareholders ...   $(0.2486)  $(0.0552)  $(0.1077)  $(0.0187)  $   --        $(0.7995)  $(0.2033) $   --
                                          --------   --------   --------   --------   --------      --------   --------  --------
Net asset value -- end of period ......   $11.8404   $13.0994   $ 9.7306   $ 9.6480   $ 9.8213      $14.5072   $16.1293  $12.0804
                                          ========   ========   ========   ========   ========      ========   ========  ========
Total return+++ .......................      (7.80)%    35.24%      1.94%     (1.64)%    (1.70)%++     (6.09)%    35.80%    20.70%++
Ratios (to average net assets)/
   Supplemental data(ss):
   Expenses## .........................       1.24%      1.23%      1.32%      1.11%      1.56%+        0.81%      0.83%     0.97%+
   Net investment income ..............       0.94%      0.59%      0.86%      1.23%      1.47%+        0.14%      0.25%       --
Portfolio turnover ....................         71%        88%        77%       261%         3%          250%       147%       66%
Net assets, end of period (000 Omitted)   $117,486   $ 66,907   $ 35,681   $ 23,401   $  5,525      $974,508   $543,930  $ 81,237

(ss) The investment adviser agreed to maintain the expenses of the International Growth Series at not more than 1.50% of average daily net assets for certain of the periods indicated. In addition, the investment adviser voluntarily waived all or a portion of its fee for the International Growth Series for certain of the periods indicated. If these fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

Net investment income .................                                    $ 0.1036   $ 0.0265
Ratios (to average net assets):
   Expenses## .........................                                        1.28%      2.50%+
   Net investment income ..............                                        1.06%      0.46%+

* For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 1996.
** For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
+     Annualized.
++    Not annualized.
#     Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
+++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                 New Discovery Series                   Research Growth and Income Series
Per share data (for a share              --------------------------------------   ---------------------------------------------
   outstanding throughout                Year Ended December 31,   Period Ended       Year Ended December 31,      Period Ended
   each period):                         ----------------------    December 31,   ------------------------------   December 31,
                                            2000        1999           1998*        2000      1999       1998          1997**
Net asset value -- beginning             ---------    ---------    ------------   --------   --------   --------   ------------
   of period ..........................   $16.8942    $10.6232       $10.0000     $14.4373   $13.3898   $11.0208     $ 10.0000
                                          --------    --------       --------     --------   --------   --------     ---------
Income from investment
   operations# --
   Net investment income
     (loss)(ss) .......................   $(0.0723)   $(0.0761)      $(0.0273)    $ 0.0724   $ 0.0891   $ 0.1170     $  0.0821
   Net realized and unrealized
     gain on investments and
     foreign currency transactions ....     0.1515      6.4211         0.6505       0.3654     1.0078     2.3163        0.9387
                                          --------    --------       --------     --------   --------   --------     ---------
      Total from investment operations    $ 0.0792    $ 6.3450       $ 0.6232     $ 0.4378   $ 1.0969   $ 2.4333     $  1.0208
                                          --------    --------       --------     --------   --------   --------     ---------
Less distributions declared to
   shareholders --
   From net investment income .........   $   --      $   --         $   --       $(0.0652)  $(0.0494)  $(0.0150)    $    --
   From net realized gain on
     investments and foreign
     currency transactions ............    (0.9894)    (0.0740)          --        (0.1915)      --      (0.0493)         --
                                          --------    --------       --------     --------   --------   --------     ---------
      Total distributions declared
        to shareholders ...............   $(0.9894)   $(0.0740)      $   --       $(0.2567)  $(0.0494)  $(0.0643)    $    --
                                          --------    --------       --------     --------   --------   --------     ---------
Net asset value -- end of period ......   $15.9840    $16.8942       $10.6232     $14.6184   $14.4373   $13.3898     $ 11.0208
                                          ========    ========       ========     ========   ========   ========     =========
Total return+++ .......................       0.34%      60.25%          6.20%++      3.09%      8.21%     22.13%        10.20%++
Ratios (to average net assets)/
   Supplemental data(ss):
   Expenses## .........................       0.99%       1.06%          1.28%+       0.88%      0.86%      0.95%         1.54%+
   Net investment income (loss) .......      (0.43)%     (0.65)%        (0.44)%+      0.50%      0.63%      0.96%         1.19%+
Portfolio turnover ....................         74%        149%            69%          75%        73%       122%           29%
Net assets, end of period (000 Omitted)   $233,297    $ 65,782       $ 13,280     $ 92,961   $ 79,092   $ 39,152     $   6,540

(ss) The investment adviser voluntarily agreed to maintain the expenses of the New Discovery Series and the Research Growth and Income Series exclusive of management fees, at not more than 0.35% and 1.50% of average daily net assets, respectively, for certain of the periods indicated. If these fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss) ..........                              $(0.0470)                                       $  0.0614
Ratios (to average net assets):
   Expenses## .........................                                  1.60%+                                           1.83%+
   Net investment income (loss) .......                                 (0.76)%+                                          0.84%+

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
** For the period from the commencement of the series' investment operations, May 13, 1997, through December 31, 1997.
+     Annualized.
++    Not annualized.
#     Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
+++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                                                                      Technology
                                                 Research International Series         Strategic Growth Series          Series
Per share data (for a share                  -------------------------------------    -------------------------      -------------
   outstanding throughout                    Year Ended December 31,  Period Ended    Year Ended   Period Ended      Period Ended
   each period):                             ----------------------    December 31,   December 31,  December 31,     December 31,
                                               2000          1999         1998*           2000        1999**            2000***
                                             --------      --------      ---------      --------     --------          --------
Net asset value -- beginning
  of period ..............................   $14.5896      $ 9.4191      $10.0000       $12.1280     $10.0000          $10.0000
                                             --------      --------      --------       --------     --------          --------
Income from investment operations# --
   Net investment income (loss)(ss) ......   $ 0.1923      $ 0.0300      $ 0.0043       $(0.0071)    $ 0.0566          $ 0.0050
   Net realized and unrealized gain
     (loss) on investments and
     foreign currency ....................    (1.3059)       5.1440       (0.5852)       (1.2035)      1.6101           (1.4818)
                                             --------      --------      --------       --------     --------          --------
        Total from investment operations .   $(1.1136)     $ 5.1740      $(0.5809)      $(1.2106)    $ 1.6667          $(1.4768)
                                             --------      --------      --------       --------     --------          --------
Less distributions declared to
   shareholders --
   From net investment income ............   $(0.0008)     $(0.0035)     $   --         $(0.0052)    $   --            $   --
   From net realized gain on investments
     and foreign currency transactions ...    (0.7781)         --            --          (0.0035)        --                --
                                             --------      --------      --------       --------     --------          --------
        Total distributions declared
          to shareholders ................   $(0.7789)     $(0.0035)     $   --         $(0.0087)    $   --            $   --
                                             --------      --------      --------       --------     --------          --------
Capital contribution by investment adviser       --        $   --        $   --         $   --       $ 0.4613          $   --
                                             --------      --------      --------       --------     --------          --------
Net asset value -- end of period .........   $12.6971      $14.5896      $ 9.4191       $10.9087     $12.1280          $ 8.5232
                                             ========      ========      ========       ========     ========          ========
Total return+++ ..........................      (7.95)%       54.94%        (5.80)%++      (9.99)%      21.30%++****     (14.60)%++
Ratios (to average net assets)/
Supplemental data(ss):
   Expenses## ............................       1.28%         1.50%         1.55%+         0.94%        1.00%+            1.02%+
   Net investment income (loss) ..........       1.43%         0.28%         0.07%+        (0.06)%       2.61%+            0.09%+
Portfolio turnover .......................        110%          164%           59%            86%           4%              271%
Net assets, end of period (000 Omitted) ..   $ 82,945      $ 30,150      $  3,519       $ 86,823     $  9,158          $ 31,907

(ss) The investment adviser agreed to maintain the expenses of the Research International Series at not more than 0.50% of average daily net assets for the period indicated. The investment adviser agreed to maintain the expenses of the Strategic Growth Series and Technology Series, exclusive of management fees, at not more than 0.25% of average daily net assets, for the periods indicated. Tothe extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

Net investment loss ......................                              $(0.1301)                    $(0.0088)         $(0.0024)
Ratios (to average net assets):
   Expenses## ............................                                  3.86%+                       4.01%+            1.16%+
   Net investment loss ...................                                 (2.24)%+                     (0.40)%+          (0.05)%+

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
** For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 1999.
*** For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000.
**** The investment adviser voluntarily agreed to make a capital contribution of $126,028 to the Strategic Growth Series in order to equate the series' total return for the period to that of another MFS fund with the same portfolio manager and investment objective. To the extent the investment adviser had not made this capital contribution, the total return of the series would have been 10.16%.
+     Annualized.
++    Not annualized.
#     Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
+++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Notes to Financial Statements

(1) Business and Organization

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-nine separate series (the series) of shares: Bond Series, Capital Appreciation Series, Capital Opportunities Series*, Emerging Growth Series, Emerging Markets Equity Series, Equity Income Series*, Global Asset Allocation Series, Global Governments Series, Global Growth Series, Global Telecommunications Series, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series*, International Growth and Income Series, Managed Sectors Series, Massachusetts Investors Growth Stock Series*, Massachusetts Investors Trust Series, Mid Cap Growth Series, Money Market Series, New Discovery Series*, Research Series, Research Growth and Income Series*, Research International Series*, Strategic Growth Series*, Strategic Income Series, Technology Series*, Total Return Series, and Utilities Series. All of these series are diversified except for the Global Asset Allocation Series, Global Government Series, Global Growth Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid price. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of each series, with the exception of the Capital Appreciation Series, to certain qualified institutions (the "Borrowers") approved by each series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned and the collateral on these loans were as follows:

                                                                          Capital                Equity              International
                                                                       Opportunities             Income                 Growth
                                                                          Series                 Series                 Series
------------------------------------------------------------------------------------------------------------------------------------
Value of securities loaned.............                                 $25,218,546           $2,401,173              $9,958,339
Collateralized by:
  U.S. Treasury securities.............                                   1,583,585                   --                      --
  Cash.................................                                  24,968,327            2,468,186              10,386,998

                                                                       Massachusetts
                                                                         Investors                New               Research Growth
                                                                       Growth Stock            Discovery              and Income
                                                                          Series                Series                  Series
------------------------------------------------------------------------------------------------------------------------------------
Value of securities loaned.............                                 $21,000,895          $32,061,549              $2,591,974
Collateralized by:
  Cash.................................                                  21,654,637           33,512,930               2,675,006

                                                                                                Research                Strategic
                                                                                             International               Growth
                                                                                                 Series                  Series
------------------------------------------------------------------------------------------------------------------------------------
Value of securities loaned.........................................................           $7,860,133                $271,297
Collateralized by:
  Cash.............................................................................            8,203,250                 277,408

                                                                   Capital Opportunities Series          Equity Income Series
                                                                  ------------------------------  ---------------------------------
                                                                                  Identified                          Identified
                                                                                    Cost                                 Cost
Issuer                                                            Shares          and Value         Shares             and Value
------------------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio........             24,968,327      $24,968,327      2,468,186           $2,468,186

                                                                                                        Massachusetts Investors
                                                                   International Growth Series            Growth Stock Series
                                                                  ------------------------------  ---------------------------------
                                                                                 Identified                          Identified
                                                                                    Cost                                 Cost
Issuer                                                             Shares         and Value        Shares             and Value
------------------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio........             10,386,998      $10,386,998     21,654,637          $21,654,637

                                                                      New Discovery Series        Research Growth and Income Series
                                                                  ------------------------------  ---------------------------------
                                                                                  Identified                          Identified
                                                                                    Cost                                 Cost
Issuer                                                             Shares         and Value        Shares              and Value
------------------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio........             33,512,930      $33,512,930      2,675,006           $2,675,006

                                                                   Research International Series        Strategic Growth Series
                                                                  ------------------------------  ---------------------------------
                                                                                  Identified                            Identified
                                                                                    Cost                                  Cost
Issuer                                                            Shares          and Value          Shares             and Value
------------------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio........              8,203,250      $8,203,250         277,408             $277,408

Short Sales - Certain series of the trust may enter into short sales. A short sale transaction involves selling a security which the series does not own with the intent of purchasing it later at a lower price. The series will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the series must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the series may be required to pay in connection with a short sale. Whenever the series engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Each series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. During the period, the series' custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                                                                  Massachusetts
                                      Capital          Equity     International     Investors           New
                                   Opportunities       Income        Growth       Growth Stock       Discovery
                                      Series           Series        Series          Series           Series
--------------------------------------------------------------------------------------------------------------
Balance credits .................     $ 4,147          $6,650        $6,975          $20,271           $6,678
Directed brokerage credits ......      21,887             662           724            1,559              487
                                      -------          ------        ------          -------           ------
Total ...........................     $26,034          $7,312        $7,699          $21,830           $7,165
                                      -------          ------        ------          -------           ------

                                                      Research         Research     Strategic
                                                  Growth and Income  International   Growth         Technology
                                                       Series           Series       Series           Series
--------------------------------------------------------------------------------------------------------------
Balance credits .............................          $ 2,539          $6,362       $8,655          $ 1,200
Directed brokerage credits ..................              271              --           48               --
                                                       -------          ------       ------          -------
Total .......................................          $ 2,810          $6,362       $8,703          $ 1,200
                                                       -------          ------       ------          -------

Tax Matters and Distributions - Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 2000, the following amounts were reclassified due to differences between book and tax accounting for currency transactions and net operating losses. These changes had no effect on the net assets or net asset values per share.

                                                                        Massachusetts
                                 Capital       Equity   International     Investors         New
                              Opportunities    Income      Growth       Growth Stock     Discovery
                                 Series        Series      Series          Series         Series
--------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in capital ............   $     --      $ (1,737)   $     --        $      --      $      --
Accumulated undistributed
   net realized gain on
   investments and foreign
   currency transactions ...    (70,744)       22,691      42,263          228,835       (649,433)
Accumulated undistributed
   net investment income ...     70,744       (20,954)    (42,263)        (228,835)       649,433

                                     Research
                                    Growth and         Research      Strategic
                                      Income         International    Growth          Technology
                                      Series            Series        Series            Series
------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in capital .............        $     --          $     --      $     --           $  --
Accumulated undistributed
   net realized gain on
   investments and foreign
   currency transactions ....          23,515            83,344       (29,582)            427
Accumulated undistributed
   net investment income ....         (23,515)          (83,344)       29,582            (427)

(3) Transactions with Affiliates

Investment Adviser - Each series has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on average net assets of each series. Management fees and expense limitations are as follows:

                                                      Management      Expense
                                                         Fees       Limitations
--------------------------------------------------------------------------------
Capital Opportunities Series ....................        0.75%*         N/A
Equity Income Series ............................        0.75%          N/A
International Growth Series .....................        0.975%*        N/A
Massachusetts Investors Growth Stock Series......        0.75%*         N/A
New Discovery Series ............................        0.90%          N/A
Research Growth and Income Series................        0.75%          N/A
Research International Series....................        1.00%          N/A
Strategic Growth Series..........................        0.75%          N/A
Technology Series................................        0.75%         0.25%

* The management fee for Capital Opportunities Series is 0.75% of the first $300 million of average net assets, 0.675% of the average net assets in excess of $300 million. The management fee for the International Growth Series is 0.975% of the first $500 million of average net assets and 0.925% of the average net assets in excess of $500 million. The investment adviser has voluntarily agreed to reduce the management fee of the Massachusetts Investors Growth Stock Series to 0.70% for average net assets in excess of $1 billion. This voluntary reduction in the management fee may be rescinded by MFS only with the approval of the series Board of Trustees.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or officers of the series, all of whom receive renumeration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide each series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

First $2 billion ..............................          0.0175%
Next $2.5 billion..............................          0.0130%
Next $2.5 billion..............................          0.0005%
In excess of $7 billion........................          0.0000%

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                                                                   Massachusetts
                                                                       Capital         Equity     International      Investors
                                                                    Opportunities      Income        Growth        Growth Stock
                                                                       Series          Series        Series           Series
--------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities) ....................    $969,422,324   $116,220,213   $116,130,722   $2,397,991,184
                                                                     ============   ============   ============   ==============

Sales
Investments (non-U.S. government securities) ....................    $674,345,408   $ 55,120,700   $ 60,794,213   $1,836,915,293
                                                                     ============   ============   ============   ==============

                                                                       Research
                                                            New       Growth and      Research       Strategic
                                                         Discovery      Income      International     Growth          Technology
                                                          Series        Series         Series         Series            Series
--------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities) .......   $277,423,147   $73,862,968   $114,391,832   $128,291,671      $64,654,816
                                                       ============   ===========   ============   ============      ===========

Sales
Investments (non-U.S. government securities) .......   $104,499,993   $62,801,131   $ 55,267,061   $ 40,697,904      $27,775,935
                                                       ============   ===========   ============   ============      ===========

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                                                                                                   Massachusetts
                                                                       Capital         Equity     International      Investors
                                                                    Opportunities      Income        Growth        Growth Stock
                                                                       Series          Series        Series           Series
---------------------------------------------------------------------------------------------------------------------------------
Aggregate cost ..................................................    $ 740,999,688  $ 110,423,147  $ 117,354,724  $ 1,079,488,341
                                                                     =============  =============  =============  ===============
Gross unrealized appreciation ...................................    $  77,375,925  $  17,629,481  $  11,403,518  $    77,075,089
Gross unrealized depreciation ...................................     (128,330,387)    (3,127,972)   (10,453,238)    (181,442,602)
                                                                     -------------  -------------  -------------  ---------------
Net unrealized appreciation (depreciation) ......................    $ (50,954,462) $  14,501,509  $     950,280  $  (104,367,513)
                                                                     =============  =============  =============  ===============

                                                                       Research
                                                            New       Growth and       Research     Strategic
                                                         Discovery      Income       International    Growth         Technology
                                                          Series        Series          Series        Series           Series
--------------------------------------------------------------------------------------------------------------------------------
Aggregate cost .....................................   $ 246,459,995  $ 85,187,239   $ 89,137,891  $ 100,074,332    $ 38,598,189
                                                       =============  ============   ============  =============    ============
Gross unrealized appreciation ......................   $  35,615,306  $ 12,895,083   $  5,673,086  $   6,687,520    $  1,199,789
Gross unrealized depreciation ......................     (49,145,068)   (5,645,829)    (7,455,874)   (20,320,206)     (7,578,400)
                                                       -------------  ------------   ------------  -------------    ------------
Net unrealized appreciation (depreciation) .........   $ (13,529,762) $  7,249,254   $ (1,782,788) $ (13,632,686)   $ (6,378,611)
                                                       =============  ============   ============  =============    ============

(5) Shares of Beneficial Interest

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                        Capital Opportunities Series                             Equity Income Series
                         -----------------------------------------------------  --------------------------------------------------
                                  Year Ended                Year Ended                Year Ended                 Year Ended
                               December 31, 2000         December 31, 1999         December 31, 2000          December 31, 1999
                         --------------------------  -------------------------  -----------------------   ------------------------
                            Shares       Amount        Shares       Amount        Shares       Amount       Shares       Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold ..........    15,336,962  $ 364,208,079   7,880,633  $ 154,624,103   5,898,648  $ 74,610,888   3,705,490  $ 40,811,323
Shares issued
  to shareholders
  in reinvestment
  of distributions ...     2,690,871     60,732,979     286,899      5,367,872      47,305       549,687       4,213        47,860
Shares reacquired ....    (2,626,874)   (61,286,904) (1,558,291)   (30,392,518) (1,023,810)  (12,228,409)   (845,949)   (9,352,556)
                         -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
Net increase .........    15,400,959  $ 363,654,154   6,609,241  $ 129,599,457   4,922,143  $ 62,932,166   2,863,754  $ 31,506,627
                         ===========  =============  ==========  =============  ==========  ============  ==========  ============

                                   International Growth Series                    Massachusetts Investors Growth Stock Series
                       ---------------------------------------------------  ------------------------------------------------------
                              Year Ended                Year Ended                 Year Ended                 Year Ended
                           December 31, 2000         December 31, 1999          December 31, 2000          December 31, 1999
                       ------------------------  -------------------------  --------------------------  --------------------------
                          Shares       Amount        Shares       Amount        Shares       Amount      Shares         Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold .........   7,598,877  $ 94,829,624   4,280,043   $ 45,560,086   35,527,626  $ 569,297,154   28,962,490  $ 377,343,618
Shares issued
  to shareholders
  in reinvestment
  of distributions ..     127,884     1,579,369      21,752        218,603    1,907,212     29,161,288      245,891      3,090,851
Shares reacquired ...  (2,911,881)  (36,774,940) (2,861,060)   (31,046,990)  (3,983,901)   (62,862,420)  (2,209,996)   (29,209,708)
                       ----------  ------------  ----------   ------------  -----------  -------------  -----------  -------------
Net increase ........   4,814,880  $ 59,634,053   1,440,735   $ 14,731,699   33,450,937  $ 535,596,022   26,998,385  $ 351,224,761
                       ==========  ============  ==========   ============  ===========  =============  ===========  =============

                                     New Discovery Series                            Research Growth and Income Series
                      ---------------------------------------------------  ---------------------------------------------------
                             Year Ended                Year Ended                Year Ended                 Year Ended
                          December 31, 2000         December 31, 1999         December 31, 2000          December 31, 1999
                      -------------------------  ------------------------  ------------------------  -------------------------
                         Shares      Amount          Shares     Amount        Shares       Amount       Shares         Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold .........  12,272,097 $ 212,822,757   3,310,272  $ 38,474,804   2,119,011  $ 30,613,971   3,595,521   $ 50,159,454
Shares issued
  to shareholders
  in reinvestment
  of distributions        445,080     7,196,933      12,893       135,762     104,205     1,466,166      13,736        197,936
Shares reacquired ...  (2,015,243)  (34,579,748)   (679,470)   (7,955,799) (1,342,288)  (19,260,506) (1,054,978)   (14,733,161)
                      ----------- -------------  ----------  ------------  ----------  ------------  ----------   ------------
Net increase ........  10,701,934 $ 185,439,942   2,643,695  $ 30,654,767     880,928  $ 12,819,631   2,554,279   $ 35,624,224
                      =========== =============  ==========  ============  ==========  ============  ==========   ============


                                  Research International Series                            Strategic Growth Series
                       --------------------------------------------------  ----------------------------------------------------
                              Year Ended               Year Ended                 Year Ended                 Year Ended
                           December 31, 2000        December 31, 1999          December 31, 2000          December 31, 1999*
                       ------------------------  ------------------------  --------------------------  ------------------------
                          Shares       Amount      Shares       Amount        Shares       Amount       Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold .........   5,095,649  $ 69,082,439   2,813,160  $ 32,554,747   8,256,695   $ 102,734,919   795,126    $ 8,806,441
Shares issued
  to shareholders
  in  reinvestment
  of distributions ..     163,480     2,216,789         186         1,910       2,203          27,121        --             --
Shares reacquired ...    (793,092)  (11,088,980) (1,120,448)  (13,414,006) (1,054,968)    (12,692,655)  (40,000)      (384,227)
                       ----------  ------------  ----------  ------------  ----------   -------------  --------    -----------
Net increase ........   4,466,037  $ 60,210,248   1,692,898  $ 19,142,651   7,203,930   $  90,069,385   755,126    $ 8,422,214
                       ==========  ============  ==========  ============  ==========   =============  ========    ===========

                                                                                                         Technology Series
                                                                                                   ----------------------------
                                                                                                           Period Ended
                                                                                                         December 31, 2000**
                                                                                                   ----------------------------
                                                                                                       Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................................................       3,878,304   $ 40,810,649
Shares reacquired .............................................................................        (134,754)    (1,346,440)
                                                                                                   ------------   ------------
Net increase ..................................................................................       3,743,550   $ 39,464,209
                                                                                                   ============   ============

* For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 1999.
** For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000.

(6) Line of Credit

Each series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each series for the year ended December 31, 2000, were as follows:

                                                Commitment
                                                   Fee
-----------------------------------------------------------
Capital Opportunities Series .................   $4,458
Equity Income Series .........................      400
International Growth Series ..................      761
Massachusetts Investors Growth Stock Series...    9,458
New Discovery Series .........................    1,046
Research Growth and Income Series ............      632
Research International Series ................      381
Strategic Growth Series ......................      301
Technology Series ............................       --

None of the series had significant borrowings during the year.

(7) Restricted Securities

Each series of the trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on relsale. Such restrictions range from between 0% and 15% of the series' net assets. At December 31, 2000 the New Discovery Series owned the following restricted securities issued under Rule 144A, constituting 0.66% of net assets which may not be publicly sold without resigtration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by pricing service, or if not available, in good faith by the Trustees.

Description                                   Date of Acquisition   Share Amount        Cost              Value
------------------------------------------------------------------------------------------------------------------
Albgenix, Inc. .............................     11/02/2000            18,10         $1,267,000         $1,069,031
Sitara Networks, Inc. ......................      6/14/2000            74,10            482,391            482,391
                                                                                                        ----------
                                                                                                        $1,551,422
                                                                                                        ==========

Independent Auditors' Report

To the Trustees and the Shareholders of MFS/Sun Life Series Trust:

We have audited the accompanying statements of assets and liabilities of Capital Opportunities Series, Equity Income Series, International Growth Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Growth and Income Series, Research International Series, Strategic Growth Series, and Technology Series, (each portfolio of MFS/Sun Life Series Trust), including the portfolios of investments, as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Opportunities Series, Equity Income Series, International Growth Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Growth and Income Series, Research International Series, Strategic Growth Series, and Technology Series, as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

Federal Tax Information
--------------------------------------------------------------------------------

The following series have designated capital gain dividends for the year ended December 31, 2000.

Capital Opportunities Series ................................      $19,488,973
Equity Income Series ........................................           40,115
International Growth Series .................................        1,340,602
Massachusetts Investors Growth Stock Series .................          924,241
New Discovery Series ........................................          367,906
Research Growth and Income Series ...........................        1,093,642

Dividends Received Deduction

For the year ended December 31, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations were as follows:

                                                              Dividends Received
                                                                  Deductions
--------------------------------------------------------------------------------

Capital Opportunities Series ................................      2.80%
Equity Income Series ........................................     79.45%
International Growth Series .................................      2.52%
Massachusetts Investors Growth Stock Series .................      2.48%
New Discovery Series ........................................      0.12%
Research Growth and Income Series ...........................       100%
Research International Series ...............................      0.18%
Strategic Growth Series .....................................      0.38%

For the year ended December 31, 2000, income from foreign sources was $1,743,822 and $1,178,290, respectively, for the International Growth Series and Research International Series, and the foreign tax credit designated was $171,051 and $64,577, respectively.


             -------------------------------------------------------

       This MFS(R)/Sun Life Series Trust Annual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

MFS(R)/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees
Samuel Adams, Trustee
Counsel, Kirkpatrick & Lockhart LLP,
Boston, Massachusetts

David D. Horn,# Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
New Vineyard, Maine

Derwyn F. Phillips,+ Trustee
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

William R. Gutow,+ Trustee
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment Management Company,
Dallas, Texas

J. Kermit Birchfield,+ Trustee
Consultant; Chairman, Display Technology, Inc.;
Managing Director, Century Partners, Inc.,
Gloucester, Massachusetts

Officers
C. James Prieur,# President
Stephen E. Cavan,* Secretary and Clerk
James R. Bordewick, Jr.,* Assistant Secretary
James O. Yost,* Treasurer
Mark E. Bradley,* Assistant Treasurer
Robert R. Flaherty,* Assistant Treasurer
Laura F. Healy,* Assistant Treasurer
Ellen Moynihan,* Assistant Treasurer

Trustee Emeritus
Garth Marston,
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Auditors
Deloitte & Touche LLP

Portfolio Managers*
William J. Adams
Jean O. Alessandro
S. Irfan Ali
David A. Antonelli
John W. Ballen
Thomas D. Barrett
Stephen C. Bryant
David M. Calabro
Dale A. Dutile
Mitchell D. Dynan
Kenneth J. Enright
Joseph C. Flaherty, Jr.
Steven R. Gorham
David S. Kennedy
Geoffrey L. Kurinsky
John E. Lathrop
John D. Laupheimer, Jr.
David R. Mannheim
Paul M. McMahon
Constantino Mokas
Steven E. Nothern
Lisa B. Nurme
Stephen Pesek
Mark Regan
Bernard Scozzafava
David E. Sette-Ducati
Maura A. Shaughnessy
Toni Y. Shimura
Frederick J. Simmons
Brian E. Stack
James T. Swanson

# Sun Life Assurance Company of Canada
+ Independent Trustee
* MFS Investment Management(R)

                                                               SUN-2C 02/01 235M